                           CONFORMED CREDIT AGREEMENT*


                                     between


                                 MAGNETEK, INC.
                                    BORROWER


                           NATIONSBANK OF TEXAS, N.A.
                                      AGENT


                                   CIBC INC.,
                     THE FIRST NATIONAL BANK OF CHICAGO, and
                               LTCB TRUST COMPANY
                                    CO-AGENTS


                                       and


                                 CERTAIN LENDERS
                                     LENDERS

                                  $300,000,000



                                 MARCH 31, 1995


- -----------------------

 *   CONFORMED TO REFLECT SIGNATURES.

                                 TABLE OF CONTENTS


SECTION 1      DEFINITIONS AND TERMS  . . . . . . . . . . . . . . . . . . .    1
       1.1     Definitions  . . . . . . . . . . . . . . . . . . . . . . . .    1
       1.2     Time References  . . . . . . . . . . . . . . . . . . . . . .   14
       1.3     Other References . . . . . . . . . . . . . . . . . . . . . .   14
       1.4     Accounting Principles  . . . . . . . . . . . . . . . . . . .   15

SECTION 2      COMMITMENT . . . . . . . . . . . . . . . . . . . . . . . . .   15
       2.1     Term Loan  . . . . . . . . . . . . . . . . . . . . . . . . .   15
       2.2     Revolving Facility . . . . . . . . . . . . . . . . . . . . .   15
       2.3     Borrowing Procedure  . . . . . . . . . . . . . . . . . . . .   15
       2.4     Letters of Credit  . . . . . . . . . . . . . . . . . . . . .   16
       2.5     Borrowing Notices and LC Requests  . . . . . . . . . . . . .   19
       2.6     Termination  . . . . . . . . . . . . . . . . . . . . . . . .   19

SECTION 3      TERMS OF PAYMENT . . . . . . . . . . . . . . . . . . . . . .   19
       3.1     Notes and Payments . . . . . . . . . . . . . . . . . . . . .   19
       3.2     Interest and Principal Payments  . . . . . . . . . . . . . .   19
       3.3     Interest Options . . . . . . . . . . . . . . . . . . . . . .   21
       3.4     Quotation of Rates . . . . . . . . . . . . . . . . . . . . .   22
       3.5     Default Rate . . . . . . . . . . . . . . . . . . . . . . . .   22
       3.6     Interest Recapture . . . . . . . . . . . . . . . . . . . . .   22
       3.7     Interest Calculations  . . . . . . . . . . . . . . . . . . .   22
       3.8     Maximum Rate . . . . . . . . . . . . . . . . . . . . . . . .   22
       3.9     Interest Periods . . . . . . . . . . . . . . . . . . . . . .   23
       3.10    Conversions  . . . . . . . . . . . . . . . . . . . . . . . .   23
       3.11    Order of Application . . . . . . . . . . . . . . . . . . . .   23
       3.12    Sharing of Payments, Etc.. . . . . . . . . . . . . . . . . .   24
       3.13    Offset . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
       3.14    Booking Borrowings . . . . . . . . . . . . . . . . . . . . .   24
       3.15    Basis Unavailable or Inadequate for LIBOR Rate . . . . . . .   24
       3.16    Additional Costs . . . . . . . . . . . . . . . . . . . . . .   24
       3.17    Change in Laws . . . . . . . . . . . . . . . . . . . . . . .   25
       3.18    Funding Loss . . . . . . . . . . . . . . . . . . . . . . . .   26
       3.19    Foreign Lenders, Participants, and Assignees . . . . . . . .   26

SECTION 4      FEES . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
       4.1     Treatment of Fees  . . . . . . . . . . . . . . . . . . . . .   26
       4.2     Fees to Agent and Affiliates . . . . . . . . . . . . . . . .   26
       4.3     LC Fees  . . . . . . . . . . . . . . . . . . . . . . . . . .   27

SECTION 5      SECURITY . . . . . . . . . . . . . . . . . . . . . . . . . .   27
       5.1     Guaranty . . . . . . . . . . . . . . . . . . . . . . . . . .   27
       5.2     Collateral . . . . . . . . . . . . . . . . . . . . . . . . .   27
       5.3     Other Collateral . . . . . . . . . . . . . . . . . . . . . .   27
       5.4     Further Assurances . . . . . . . . . . . . . . . . . . . . .   28
       5.5     Release of Collateral  . . . . . . . . . . . . . . . . . . .   28

SECTION 6      CONDITIONS PRECEDENT . . . . . . . . . . . . . . . . . . . .   28

SECTION 7      REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . .   29
       7.1     Purpose and Regulation U . . . . . . . . . . . . . . . . . .   29
       7.2     Corporate Existence, Good Standing, and Authority  . . . . .   29
       7.3     Subsidiaries and Names . . . . . . . . . . . . . . . . . . .   29
       7.4     Authorization and Contravention  . . . . . . . . . . . . . .   29
       7.5     Binding Effect . . . . . . . . . . . . . . . . . . . . . . .   30
       7.6     Financials and Existing Debt . . . . . . . . . . . . . . . .   30
       7.7     Projections  . . . . . . . . . . . . . . . . . . . . . . . .   30
       7.9     Litigation . . . . . . . . . . . . . . . . . . . . . . . . .   30

       7.10    Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
       7.11    Environmental Matters  . . . . . . . . . . . . . . . . . . .   30
       7.12    Employee Plans . . . . . . . . . . . . . . . . . . . . . . .   31
       7.13    Properties; Liens  . . . . . . . . . . . . . . . . . . . . .   31
       7.14    Government Regulations . . . . . . . . . . . . . . . . . . .   31
       7.15    Transactions with Affiliates . . . . . . . . . . . . . . . .   31
       7.16    Debt . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
       7.17    Leases . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
       7.18    Labor Matters  . . . . . . . . . . . . . . . . . . . . . . .   31
       7.19    Intellectual Property  . . . . . . . . . . . . . . . . . . .   32
       7.20    Full Disclosure  . . . . . . . . . . . . . . . . . . . . . .   32

SECTION 8      AFFIRMATIVE COVENANTS  . . . . . . . . . . . . . . . . . . .   32
       8.1     Certain Items Furnished  . . . . . . . . . . . . . . . . . .   32
       8.2     Use of Credit  . . . . . . . . . . . . . . . . . . . . . . .   33
       8.3     Books and Records  . . . . . . . . . . . . . . . . . . . . .   33
       8.4     Inspections  . . . . . . . . . . . . . . . . . . . . . . . .   33
       8.5     Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
       8.6     Payment of Obligation  . . . . . . . . . . . . . . . . . . .   34
       8.7     Expenses . . . . . . . . . . . . . . . . . . . . . . . . . .   34
       8.8     Maintenance of Existence, Assets, and Business . . . . . . .   34
       8.9     Insurance  . . . . . . . . . . . . . . . . . . . . . . . . .   34
       8.10    Environmental Matters  . . . . . . . . . . . . . . . . . . .   34
       8.11    Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . .   34
       8.12    INDEMNIFICATION  . . . . . . . . . . . . . . . . . . . . . .   35

SECTION 9      NEGATIVE COVENANTS . . . . . . . . . . . . . . . . . . . . .   36
       9.1     Payroll Taxes  . . . . . . . . . . . . . . . . . . . . . . .   36
       9.2     Debt . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
       9.3     [INTENTIONALLY BLANK]  . . . . . . . . . . . . . . . . . . .   37
       9.4     Capital Expenditures . . . . . . . . . . . . . . . . . . . .   37
       9.5     Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
       9.6     Employee Plans . . . . . . . . . . . . . . . . . . . . . . .   37
       9.7     Transactions with Affiliates . . . . . . . . . . . . . . . .   37
       9.8     Compliance with Laws and Documents . . . . . . . . . . . . .   37
       9.9     Investments  . . . . . . . . . . . . . . . . . . . . . . . .   37
       9.10    Distributions  . . . . . . . . . . . . . . . . . . . . . . .   37
       9.11    Disposition of Assets  . . . . . . . . . . . . . . . . . . .   38
       9.12    Mergers, Consolidations, and Dissolutions  . . . . . . . . .   38
       9.13    Assignment . . . . . . . . . . . . . . . . . . . . . . . . .   38
       9.14    Fiscal Year and Accounting Methods . . . . . . . . . . . . .   38
       9.15    New Businesses . . . . . . . . . . . . . . . . . . . . . . .   38
       9.16    Government Regulations . . . . . . . . . . . . . . . . . . .   38
       9.17    Strict Compliance  . . . . . . . . . . . . . . . . . . . . .   38

SECTION 10     FINANCIAL COVENANTS  . . . . . . . . . . . . . . . . . . . .   38
       10.1    Tangible-Net Worth . . . . . . . . . . . . . . . . . . . . .   39
       10.2    Current Ratio  . . . . . . . . . . . . . . . . . . . . . . .   39
       10.3    Funded Debt/Capitalization . . . . . . . . . . . . . . . . .   39
       10.4    Debt/EBITDA  . . . . . . . . . . . . . . . . . . . . . . . .   39
       10.5    Fixed-Charge Coverage  . . . . . . . . . . . . . . . . . . .   39

SECTION 11     DEFAULT  . . . . . . . . . . . . . . . . . . . . . . . . . .   40
       11.1    Payment of Obligation  . . . . . . . . . . . . . . . . . . .   40
       11.2    Covenants  . . . . . . . . . . . . . . . . . . . . . . . . .   40
       11.3    Debtor Relief  . . . . . . . . . . . . . . . . . . . . . . .   40
       11.4    Judgments and Attachments  . . . . . . . . . . . . . . . . .   40
       11.5    Government Action  . . . . . . . . . . . . . . . . . . . . .   40
       11.6    Misrepresentation  . . . . . . . . . . . . . . . . . . . . .   41
       11.7    Ownership of Companies . . . . . . . . . . . . . . . . . . .   41


                                      (ii)

       11.8    Change of Control of Borrower  . . . . . . . . . . . . . . .   41
       11.9    Other Funded Debt  . . . . . . . . . . . . . . . . . . . . .   41
       11.10   SEC Reporting Requirements . . . . . . . . . . . . . . . . .   41
       11.11   Validity and Enforceability  . . . . . . . . . . . . . . . .   41
       11.12   LCs  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42

SECTION 12     RIGHTS AND REMEDIES  . . . . . . . . . . . . . . . . . . . .   42
       12.1    Remedies Upon Default  . . . . . . . . . . . . . . . . . . .   42
       12.2    Company Waivers.   . . . . . . . . . . . . . . . . . . . . .   42
       12.3    Performance by Agent . . . . . . . . . . . . . . . . . . . .   42
       12.4    Not in Control . . . . . . . . . . . . . . . . . . . . . . .   43
       12.5    Course of Dealing  . . . . . . . . . . . . . . . . . . . . .   43
       12.6    Cumulative Rights  . . . . . . . . . . . . . . . . . . . . .   43
       12.7    Application of Proceeds  . . . . . . . . . . . . . . . . . .   43
       12.8    Certain Proceedings  . . . . . . . . . . . . . . . . . . . .   43
       12.9    Expenditures by Lenders  . . . . . . . . . . . . . . . . . .   43
       12.10   Diminution in Value of Collateral  . . . . . . . . . . . . .   44

SECTION 13     AGENT AND LENDERS  . . . . . . . . . . . . . . . . . . . . .   44
       13.1    Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . .   44
       13.2    Expenses . . . . . . . . . . . . . . . . . . . . . . . . . .   45
       13.3    Proportionate Absorption of Losses . . . . . . . . . . . . .   45
       13.4    Delegation of Duties; Reliance . . . . . . . . . . . . . . .   45
       13.5    Limitation of Agent's Liability  . . . . . . . . . . . . . .   46
       13.6    Default  . . . . . . . . . . . . . . . . . . . . . . . . . .   47
       13.7    Collateral Matters . . . . . . . . . . . . . . . . . . . . .   47
       13.8    Limitation of Liability  . . . . . . . . . . . . . . . . . .   48
       13.9    Relationship of Lenders  . . . . . . . . . . . . . . . . . .   48
       13.10   Benefits of Agreement  . . . . . . . . . . . . . . . . . . .   48

SECTION 14     MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . .   48
       14.1    Nonbusiness Days . . . . . . . . . . . . . . . . . . . . . .   48
       14.2    Communications . . . . . . . . . . . . . . . . . . . . . . .   48
       14.3    Form and Number of Documents . . . . . . . . . . . . . . . .   48
       14.4    Exceptions to Covenants  . . . . . . . . . . . . . . . . . .   48
       14.5    Survival . . . . . . . . . . . . . . . . . . . . . . . . . .   48
       14.6    Governing Law  . . . . . . . . . . . . . . . . . . . . . . .   48
       14.7    Invalid Provisions . . . . . . . . . . . . . . . . . . . . .   48
       14.8    Amendments, Consents, Conflicts, and Waivers . . . . . . . .   49
       14.9    Multiple Counterparts  . . . . . . . . . . . . . . . . . . .   50
       14.10   Parties  . . . . . . . . . . . . . . . . . . . . . . . . . .   50
       14.11   Venue, Service of Process, and Jury Trial  . . . . . . . . .   51
       14.12   Entirety . . . . . . . . . . . . . . . . . . . . . . . . . .   52


                                      (iii)

                              SCHEDULES AND EXHIBITS

       Schedule 2        -    Lenders and Commitments
       Schedule 6        -    Closing Documents
       Schedule 7.3      -    Companies and Names
       Schedule 7.9      -    Litigation
       Schedule 7.11     -    Environmental Matters
       Schedule 7.12     -    Employee-Plan Matters
       Schedule 7.15     -    Affiliate Transactions
       Schedule 9.2      -    Permitted Debt
       Schedule 9.5      -    Permitted Liens
       Schedule 9.9      -    Permitted Investments
       Schedule 9.11     -    Divestiture Assets

       Exhibit A-1       -    Term Note
       Exhibit A-2       -    Revolving Note
       Exhibit B         -    Guaranty
       Exhibit C         -    Security Agreement
       Exhibit D-1       -    Borrowing Request
       Exhibit D-2       -    Conversion Notice
       Exhibit D-3       -    LC Request
       Exhibit D-4       -    Borrowing-Base Report
       Exhibit D-5       -    Compliance Certificate
       Exhibit E-1       -    Opinion of General Counsel  to Companies
       Exhibit E-2       -    Opinion of Gibson, Dunn & Crutcher
       Exhibit E-3       -    Opinion of Ohio and Wisconsin Counsel
       Exhibit E-4       -    Opinion of Loeff Claeys Verbeke
       Exhibit E-5       -    Opinion of Haynes and Boone, L.L.P.
       Exhibit F         -    Assignment and Assumption Agreement


                                      (iv)

                                 CREDIT AGREEMENT


          THIS AGREEMENT is entered into as of March 31, 1995, between MAGNETEK, INC., a Delaware corporation ("BORROWER"), Lenders (defined below), NATIONSBANK OF TEXAS, N.A., as agent for Lenders, and CIBC INC., THE FIRST NATIONAL BANK OF CHICAGO, and LTCB TRUST COMPANY as Co-Agents for Lenders.

     Borrower has requested that Lenders extend credit to Borrower not to exceed a total outstanding principal amount of $300,000,000 (as that amount may be reduced by certain Borrowing Base restrictions) to be used by Borrower as provided in SECTION 7.1 and allocated as (A) a term loan of $75,000,000 (the "TERM LOAN") to be funded by Lenders on the Closing Date, and (B) a revolving-credit facility of $225,000,000 (the "REVOLVING FACILITY") to be funded by Lenders from time to time in a combination of advances and letters of credit. Lenders are willing to extend the requested credit on the terms and conditions of this agreement.

     ACCORDINGLY, for adequate and sufficient consideration, Borrower, Lenders, Agent, and Co-Agents agree as follows:

SECTION 1 DEFINITIONS AND TERMS.

     1.1  DEFINITIONS.  As used in the Loan Documents:

     AFFILIATE of a Person means any other individual or entity who directly or indirectly controls, is controlled by, or is under common control with that Person. For purposes of this definition (a) "CONTROL," "CONTROLLED BY," and "UNDER COMMON CONTROL WITH" mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities or other interests, by contract, or otherwise), and (b) the Companies are "AFFILIATES" of each other.

     AGENT means, at any time, NationsBank of Texas, N.A. -- or its successor or assigns appointed under SECTION 13 -- acting as AGENT for Lenders under the Loan Documents.

     APPLICABLE MARGIN means, for any day, the margin of interest over the Base Rate, or the LIBOR Rate, as the case may be, that is applicable when the Base Rate or LIBOR Rate, as applicable, is determined under this agreement.

          (a) The Applicable Margin is subject to adjustment (upwards or downwards, as appropriate) based on the ratio of the Companies' Funded Debt to EBITDA as stated in the table below.

          (b) From the Closing Date through the date that Agent receives the Current Financials and Compliance Certificate for the year ending June 30, 1995, the Applicable Margin is deemed to be 2.00% for LIBOR-Rate Borrowings and 0.75% for Base-Rate Borrowings, and the Applicable Percentage is deemed to be 0.375%.

          (c) After receipt of the Current Financials and Compliance Certificate for the year ending June 30, 1995, the Applicable Margin and Applicable Percentage in effect at any time (whether in the middle of an Interest Period or otherwise) are based upon the ratio of the Companies' Funded Debt to EBITDA as determined from the Current Financials and related

     Compliance Certificate then most recently received by Agent, effective as of the date received by Agent.

          (d) For purposes of the definitions of APPLICABLE MARGIN and APPLICABLE PERCENTAGE, EBITDA is calculated for the Companies' most recently-completed-four-fiscal quarters, and Funded Debt is determined as of the last day of that four-fiscal-quarter period.

          (e) If Borrower fails to timely furnish to Agent any Financials and related Compliance Certificate as required by this agreement, then the maximum Applicable Margin and Applicable Percentage apply from the date those Financials and related Compliance Certificate are required to be delivered and remain in effect until Borrower furnishes them to Agent.



- ---------------------------------------------------------------------------
- ---------------------------------------------------------------------------
                                              Applicable         Applicable
                                              Margin for         Margin for
Ratio of Funded Debt to                       Base-Rate          LIBOR-Rate
        EBITDA                                Borrowings         Borrowings
- ---------------------------------------------------------------------------
- ---------------------------------------------------------------------------
 Greater than 4.00 to 1.00                       0.75%              2.00%
- ---------------------------------------------------------------------------
 Less than or equal to 4.00 to 1.00,             0.50%              1.75%
 but greater than 3.50 to 1.00
- ---------------------------------------------------------------------------
 Less than or equal to 3.50 to 1.00,             0.25%              1.50%
 but greater than 3.00 to 1.00
- ---------------------------------------------------------------------------
 Less than or equal to 3.00 to 1.00,             0.00%              1.25%
 but greater than 2.50 to 1.00
- ---------------------------------------------------------------------------
 Less than or equal to 2.50 to 1.00,             0.00%              1.00%
 but greater than 2.00 to 1.00
- ---------------------------------------------------------------------------
 Less than or equal to 2.00 to 1.00              0.00%              0.75%
- ---------------------------------------------------------------------------
- ---------------------------------------------------------------------------

     APPLICABLE PERCENTAGE means, for any day, a commitment-fee percentage applicable under SECTION 4.4, subject to adjustment (upwards or downwards, as appropriate), based on the ratio of the Companies' Funded Debt to EBITDA, as follows:


- -----------------------------------------------------------
- -----------------------------------------------------------
     Ratio of Funded Debt to                     Applicable
             EBITDA                              Percentage
- -----------------------------------------------------------
- -----------------------------------------------------------
 Greater than 3.00 to 1.00                         0.375%
- -----------------------------------------------------------
 Less than or equal to 3.00 to 1.00                0.250%
- -----------------------------------------------------------
- -----------------------------------------------------------

The Applicable Percentage is calculated and determined as further provided in the definition of the term APPLICABLE MARGIN.

     ASSIGNEE is defined in SECTION 14.10(c).

     ASSIGNMENTS is defined in SECTION 14.10(c).

     BASE RATE means, for any day, the greater of EITHER (a) the annual interest rate most recently established by Agent as its general reference rate (which may not necessarily represent the lowest or best rate actually charged to any customer) in effect at its principal office in Dallas, Texas, automatically fluctuating upward and downward without special notice to Borrower or any other Person, OR (b) the SUM of the Federal-Funds Rate PLUS 0.5%.

     BASE-RATE BORROWING means a Borrowing bearing interest at the SUM of the Base Rate PLUS the Applicable Margin.

     BORROWER is defined in the preamble to this agreement.

     BORROWING means any amount disbursed under the Loan Documents by one or more Lenders to or on behalf of Borrower under the Loan Documents, either as an original disbursement of funds, a renewal, extension, or continuation of an amount outstanding, or a payment under an LC.

     BORROWING BASE means, at any time, the SUM of (a) 80% of Eligible Accounts PLUS (b) 50% of Eligible Inventory.

     a BORROWING-BASE CONDITION exists at any time when the Release Ratio has not been achieved for the then-previous-two-consecutive-fiscal quarters, regardless of whether the Release Ratio has ever been achieved or any Collateral under SECTION 5.2(a) has been released.

     BORROWING-BASE DEFICIENCY means -- at any time when a Borrowing-Base Condition exists -- any amount by which the limitation in SECTION 2.2(c) is exceeded, whether because the Commitments for the Revolving Facility have been fully or partially terminated or cancelled or for any other reason.

     BORROWING-BASE REPORT means a report substantially in the form of EXHIBIT D-4.

     BORROWING DATE is defined in SECTION 2.3(A).

     BORROWING REQUEST means a request, subject to Section 2.3(a), substantially in the form of EXHIBIT D-1.

     BUSINESS DAY means (a) for purposes of any LIBOR-Rate Borrowing, a day when commercial banks are open for international business in London, England, and (b) for all other purposes, any day OTHER THAN Saturday, Sunday, and any other day that commercial banks are authorized by Law to be closed in New York or Texas.

     CAPITAL LEASE means any capital lease or sublease that is required by GAAP to be capitalized on a balance sheet.

     CAPITALIZATION means -- for any Person, at any time, and without duplication -- the SUM of (a) its stockholders' equity PLUS (b) its Funded Debt.

     CERCLA means the COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT OF 1980, 42 U.S.C. SECTIONS 9601 ET SEQ.

     CLOSING DATE means the date agreed to by Borrower and Agent for the initial Borrowing, which must be a Business Day occurring no later than April 30, 1995.

     CODE means the INTERNAL REVENUE CODE OF 1986.

     COLLATERAL is defined in SECTION 5.2.

     COMMITMENT means, at any time and for any Lender, the amounts stated beside that Lender's name on the most-recently amended SCHEDULE 2 for the Revolving Facility (which amount is subject to reduction and cancellation as provided in this agreement) and the Term Loan.

     COMMITMENT PERCENTAGE means, for any Lender, the proportion (stated as a percentage) that its Commitment bears to the total Commitments of all Lenders.

     COMMITMENT USAGE means, at any time, the SUM of (a) the Revolving Facility's Principal Debt PLUS (b) the LC Exposure.

     COMPANIES means (a) at any time, Borrower and each of its Subsidiaries, and
(b) where appropriate in respect of any period unless otherwise provided, includes all of their operations during that period whether discontinued or not.

     COMPLIANCE CERTIFICATE means a certificate substantially in the form of EXHIBIT D-5 and signed by a Responsible Officer.

     CONVERSION NOTICE means a request, subject to SECTION 3.10, substantially in the form of EXHIBIT D-2.

     CURRENT FINANCIALS, unless otherwise specified:

          (a) means EITHER (i) the Companies' consolidated Financials for the year ended June 30, 1994, TOGETHER WITH the Companies' Financials for the six months ended on December 31, 1994, OR (ii) at any time after annual Financials are first delivered under SECTION 8.1, the Companies' annual Financials then most recently delivered to Lenders under SECTION 8.1(a), TOGETHER WITH the Companies' quarterly Financials then most recently delivered to Lenders under SECTION 8.1(b); but

          (b) does not include the results of operation and cash flows for any Company for the time period before it becomes a member of Borrower's consolidated group.

     DEBT means -- for any person, at any time, and without duplication -- the SUM of (a) all obligations for borrowed money, (b) all obligations evidenced by bonds, debentures, notes, or similar instruments, (c) all obligations to pay the deferred purchase price of property or services except trade accounts payable arising in the ordinary course of business, (d) all obligations arising under acceptance facilities or facilities for the discount or sale of accounts receivable, (e) all direct or contingent obligations in respect of letters of credit, (f) liabilities secured (or for which the holder of the Debt has an existing Right, contingent or otherwise, to be so secured) by any Lien existing on property owned or acquired by that Person, (g) lease obligations that have been (or under GAAP should be) capitalized for financial reporting purposes, PLUS (h) all guaranties, endorsements, and other contingent obligations for Debt of others.

     DEBTOR LAWS means the BANKRUPTCY CODE OF THE UNITED STATES OF AMERICA and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar Laws affecting creditors' Rights.

     DEFAULT is defined in SECTION 11.

     DEFAULT RATE means, for any day, an annual interest rate equal from day to day to the lesser of EITHER (a) the then-existing Base Rate PLUS 2% OR (b) the Maximum Rate.

     DETERMINING LENDERS means, at any time, any combination of Lenders holding (directly or indirectly) AT LEAST EITHER (a) 51% of the total Commitments while there is no Principal Debt or LC Exposure OR (b) 51% of the Principal Debt PLUS the LC Exposure while there is any Principal Debt or LC Exposure.

     DISTRIBUTION means, with respect to any shares of any capital stock or other equity securities issued by a Person (a) the retirement, redemption, purchase, or other acquisition for value of those securities, (b) the declaration or payment of any dividend on or with respect to those securities,
(c) any loan or advance by that Person to, or other investment by that Person in, the holder of any of those securities, and (d) any other payment by that Person with respect to those securities.

     DIVESTITURE ASSETS means the assets described by Company on SCHEDULE 9.11 as that schedule may be modified, dated, executed, and delivered by Borrower to Agent from time to time and all Lenders to remove assets from it but not to add assets to it.

     DOMESTIC means, in respect of any Person, organized under the Laws of -- and domiciled in -- the United States of America or one of its states.

     EBIT means -- for any Person, for any period, and without duplication -- the SUM of (a) Net Income (without regard to extraordinary items), PLUS (b) to the extent actually deducted in calculating Net Income, Interest Expense and income Taxes, and (c) MINUS or PLUS, respectively, any net gains or losses from discontinued operations (exclusive of operating income or losses) that are not extraordinary items.

     EBITDA means -- for any Person, for any period, and without duplication -- the SUM of (a) EBIT PLUS (b) to the extent actually deducted in calculating Net Income, depreciation and amortization.

     ELIGIBLE ACCOUNTS means the enforceable and outstanding accounts of each Domestic-Restricted Company that are subject to Lender Liens EXCEPT:

          (a) the portion of any account not paid within 90 days after the respective invoice's issue date;

          (b) the portion of any account against the payment of which the account debtor (i) is entitled to any allowable discount, (ii) owns a corresponding account payable, or (iii) has asserted any defense, setoff or counterclaim;

          (c) any account on which the account debtor is Foreign and which EITHER (i) has not been approved by Determining Lenders OR (ii) which is not supported by one or more letters of credit that are in form and substance (and are issued by one or more Persons) acceptable to Agent in its reasonable judgment;

               (d) any account on which the account debtor is the Affiliate of any Company;

          (e) any account not arising out of the sale by that Domestic-Restricted Company of inventory in the ordinary course of its trade or business;

          (f) unless all actions and documents deemed appropriate by Agent under applicable Law have been respectively taken and delivered, any account owed by the United States government or by the government of any state, county, municipality, or other political subdivision as to which a Lender Lien on it or Agent's ability to obtain direct payment of the proceeds of it is governed by the FEDERAL ASSIGNMENT OF CLAIMS ACT OF 1940 or any other Law OTHER THAN the applicable UNIFORM COMMERCIAL CODE;

          (g) any account owed by an account debtor that is not Solvent or is subject to proceedings under any Debtor Laws;

          (h) any account which either Agent or Determining Lenders elect -- in their sole respective discretion and effective upon ten-days advance notice to Borrower -- to exclude because of the account debtor's unsatisfactory financial condition or payment record; and

          (i)  any account subject to a Lien that is not a Permitted Lien.

     ELIGIBLE INVENTORY means the finished goods, work in progress, and raw materials of each Domestic-Restricted Company that are subject to Lender Liens SO LONG AS those items are:

          (a) usable or saleable by that Domestic-Restricted Company in its ordinary course of business;

          (b)  not subject to any Liens except Permitted Liens; and

          (c) EITHER (i) in the possession of that Domestic-Restricted Company and stored at property owned by it OR (ii) in the possession of that Domestic-Restricted Company and stored at property leased by it if (A) no default or other event or condition has occurred or exists beyond the applicable grace or cure period, the effect of which is to cause or to permit the landlord or lessor to cause (whether or not it elects to cause) that lease to be terminated before its stated expiration date, and (B) as required by PARAGRAPH 7(c) of the Security Agreement, unless waived by Agent in its sole judgment, Borrower has delivered to Agent EITHER (1) a landlord estoppel and subordination agreement from that landlord or lessor in respect of that lease OR (2) a legal opinion or other evidence (in each case that is reasonably satisfactory to Agent and its special counsel) that neither the applicable lease nor the Laws of the jurisdiction in which that location is situated provide for contractual, common Law, or statutory landlord's Liens that could be in any respect senior or prior to any Lender Lien.

     EMPLOYEE PLAN means any employee-pension-benefit plan (a) covered by TITLE IV of ERISA and established or maintained by Borrower or any ERISA Affiliate (OTHER THAN a Multiemployer Plan) and (b) established or maintained by Borrower or any ERISA Affiliate, or to which Borrower or any ERISA Affiliate contributes, under the Laws of any foreign country.

     ENVIRONMENTAL INVESTIGATION means any environmental site assessment, investigation, audit, compliance audit, or compliance review conducted at any time or from time to time -- whether at the request of Agent or any Lender, upon the order or request of any Tribunal, or at the voluntary instigation of any Company -- concerning any Real Property or the business operations or activities of any Company, including, without limitation (a) air, soil, groundwater, or surface-water sampling and monitoring, and (b) preparation and implementation of any closure or remedial plans.

     ENVIRONMENTAL LAW means any applicable Law that relates to protection of the environment or to the regulation of any Hazardous Substances, including, without limitation, CERCLA, the HAZARDOUS MATERIALS TRANSPORTATION ACT (49 U.S.C. SECTION 1801 ET SEQ.), the RESOURCE CONSERVATION AND RECOVERY ACT (42 U.S.C. SECTION 6901 ET SEQ.), the CLEAN WATER ACT (33 U.S.C. SECTION 1251 ET SEQ.), the CLEAN AIR ACT (42 U.S.C. SECTION 7401 ET SEQ.), the TOXIC SUBSTANCES CONTROL ACT (15 U.S.C. SECTION 2601 ET SEQ.), the FEDERAL INSECTICIDE, FUNGICIDE, AND RODENTICIDE ACT (7 U.S.C. SECTION 136 ET SEQ.), the EMERGENCY PLANNING AND COMMUNITY RIGHT-TO-KNOW ACT (42 U.S.C. SECTION 11001 ET SEQ.), the SAFE DRINKING WATER ACT (42 U.S.C. SECTION 201 AND SECTION 300f ET SEQ.), the RIVERS AND HARBORS ACT (33 U.S.C. SECTION 401 ET SEQ.), the OIL POLLUTION ACT (33 U.S.C. SECTION 2701 ET SEQ.), analogous state and local Laws, and any analogous future enacted or adopted Law.


     ENVIRONMENTAL LIABILITY means any liability, loss, fine, penalty, charge, lien, damage, cost, or expense of any kind to the extent that it results (a) from the violation of any Environmental Law, (b) from the Release or threatened Release of any Hazardous Substance, or (c) from actual or threatened damages to natural resources.

     ENVIRONMENTAL PERMIT means any permit, or license, from any Person defined in CLAUSE (a) of the definition of Tribunal that is required under any Environmental Law for the lawful conduct of any business, process, or other activity.

     ERISA means the EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974.

     ERISA AFFILIATE means any Person that, for purposes of TITLE IV of ERISA, is a member of Borrower's controlled group or is under common control with Borrower within the meaning of SECTION 414 of the Code (which provisions are deemed by this agreement to apply to Foreign Persons).

     EXCESS-CASH FLOW means -- for the Companies, for any period, and without duplication -- EBITDA MINUS (a) Taxes actually paid in cash, MINUS (b) all Permitted-Capital Expenditures actually spent, MINUS (c) cash dividends if permitted under SECTION 9.10, MINUS (d) the scheduled portion of principal (including, without limitation, the principal component of Capital Leases) during that period on the Companies' Funded Debt, MINUS (e) Interest Expense during that period on the Companies' Debt, MINUS (f) voluntary prepayments of the Term Loan under SECTION 3.2(e), MINUS (g) net cash proceeds of any sale of assets (OTHER THAN Divestiture Assets) to the extent of the lesser of EITHER (i) the portion of those proceeds that has been applied as a mandatory prepayment of the Term Loan under SECTION 3.2(f)(i) OR (ii) the gain on that sale, MINUS (h) mandatory prepayments of principal of Funded Debt (OTHER THAN the Term Loan) of any Company the subject of any Permitted Acquisition.

     FEDERAL-FUNDS RATE means, for any day, the annual rate (rounded upwards, if necessary, to the nearest 0.01%) determined (which determination is conclusive and binding, absent manifest error) by Agent to be equal to (a) the weighted average of the rates on overnight federal-funds transactions with member banks of the Federal Reserve System arranged by federal-funds brokers on that day, as published by the Federal Reserve Bank of New York on the next Business Day, or
(b) if those rates are not published for any day, the average of the quotations at approximately 10:00 a.m. received by Agent from three federal-funds brokers of recognized standing selected by Agent in its sole discretion.

     FINANCIALS of a Person means balance sheets, profit and loss statements, reconciliations of capital and surplus, and statements of cash flow prepared (a) according to GAAP (subject to year end audit adjustments with respect to interim Financials) and (b) except as stated in SECTION 1.4, in comparative form to prior year-end figures or corresponding periods of the preceding fiscal year or other relevant period, as applicable.

     FOREIGN means, in respect of any Person, organized under the Laws of a jurisdiction OTHER THAN -- or domiciled outside of -- the United States of America or one of its states.

     FUNDED DEBT means -- for any Person, at any time, and without duplication -- the SUM of (a) the principal amount of all Debt for borrowed money, (b) the total amount capitalized on the balance sheet of that Person with respect to Capital Leases, PLUS (c) Debt under acceptance facilities or facilities for the discount or sale of accounts receivable.

     FUNDING LOSS means any loss, expense, or reduction in yield (but not any Applicable Margin) that any Lender reasonably incurs because (a) Borrower fails or refuses (for any reason whatsoever OTHER THAN a default by Agent or that Lender claiming that loss, expense, or reduction in yield) to take any Borrowing that it has requested under this agreement, or (b) Borrower prepays or pays any Borrowing or converts any Borrowing to a Borrowing of another Type, in each case, other than on the last day of the applicable Interest Period.

     GAAP means generally accepted accounting principles of the Accounting Principles Board of the American Institute of Certified Public Accountants and the Financial Accounting Standards Board that are applicable from time to time.

     GUARANTY means a guaranty substantially in the form of the attached EXHIBIT B.

     HAZARDOUS SUBSTANCE means any substance that is designated, defined, classified, or regulated as a hazardous waste, hazardous material, pollutant, contaminant, explosive, corrosive, flammable, infectious, carcinogenic, mutagenic, radioactive, or toxic or hazardous substance under any Environmental Law, including, without limitation, any hazardous substance within the meaning of SECTION 101(14) of CERCLA.

     HEDGING AGREEMENT means, for any Person, any present or future, whether master or single, agreement, document or instrument providing for -- or constituting an agreement to enter into (a) commodity hedges in the normal course of business in accordance with prior practices of that Person before the date of this agreement for purposes of hedging material purchases, (b) foreign-currency purchases and swaps never exceeding a total notional sum of $50,000,000, (c) interest-rate swaps never exceeding a total notional sum of $100,000,000, and (d) interest-rate-hedging products involving payment premium for which that Person has no future liability.

     INTEREST EXPENSE means -- for any Person, for any period, and without duplication -- all interest on Funded Debt, whether paid in cash or accrued as a liability and payable in cash during any subsequent period (including, without limitation, the interest component of Capital Leases), as determined by GAAP, and -- EXCEPT for purposes of calculating Interest Expense in SECTION 10.5 -- premium or penalty for repayment, redemption, or repurchase of Debt.

     INTEREST PERIOD is determined under SECTION 3.9.

     INVESTMENT means, in respect of any Person, any loan, advance, extension of credit, or capital contribution to that Person, any investment in that Person, or any purchase or commitment to purchase any equity securities or Debt issued by that Person or substantially all of the assets or a division or other business unit of that Person.

     ISSUING LENDER means any Lender, or any of its Affiliates, that issues an LC under this agreement.

     LAWS means all applicable statutes, laws, treaties, ordinances, rules, regulations, orders, writs, injunctions, decrees, judgments, opinions, and interpretations of any Tribunal.

     LC means a documentary or standby letter of credit issued for the account of Borrower by an Issuing Lender under this agreement and under an LC Agreement.

     LC AGREEMENT means a letter of credit application and agreement (in form and substance satisfactory to Agent) submitted and executed by Borrower to the Issuing Lender for an LC for the account of Borrower.

     LC EXPOSURE means, without duplication, the SUM of (a) the total face amount of all undrawn and uncancelled LCs PLUS (b) the total unpaid reimbursement obligations of Borrower under drawings under any LC.

     LC REQUEST means a request substantially in the form of EXHIBIT D-3.

     LC SUBFACILITY means a subfacility of the Revolving Facility for the issuance of LCs, as described in SECTION 2.4, under which the LC Exposure may never (a) collectively exceed $30,000,000 and (b) TOGETHER WITH Principal Debt under the Revolving Facility MAY NEVER EXCEED the lesser of EITHER (i) the total Commitments for the Revolving Facility OR (ii) the Borrowing Base if a Borrowing-Base Condition exists.

     LENDER LIEN means any present or future Lien (subject only to any applicable Permitted Lien) securing the Obligation and assigned, conveyed, or granted to or created in favor of Agent for the benefit of Lenders.

     LENDERS means the financial institutions -- including, without limitation, Agent (possibly acting through one or more of its Affiliates for LCs) in respect of its share of Borrowings and LCs -- named on SCHEDULE 2 or on the most-recently-amended SCHEDULE 2, if any, delivered by Agent under this agreement, and, subject to this agreement, their respective successors and permitted assigns (but not any Participant who is not otherwise a party to this agreement).

     LIBOR RATE means, for a LIBOR-Rate Borrowing and for the relevant Interest Period, the annual interest rate (rounded upward, if necessary, to the nearest 0.01%) equal to the quotient obtained by DIVIDING (a) the rate that deposits in United States dollars are offered to Agent in the London interbank market at approximately 11:00 a.m. London time two Business Days before the first day of that Interest Period in an amount comparable to that LIBOR-Rate Borrowing and having a maturity approximately equal to that Interest Period, BY (b) one MINUS the Reserve Requirement (expressed as a decimal) applicable to the relevant Interest Period.

     LIBOR-RATE BORROWING means a Borrowing bearing interest at the SUM of the LIBOR Rate PLUS the Applicable Margin.

      LIEN means any lien, mortgage, security interest, pledge, assignment, charge, title retention agreement, or encumbrance of any kind and any other arrangement for a creditor's claim to be satisfied from assets or proceeds prior to the claims of other creditors or the owners (OTHER THAN title of the lessor under an operating lease).

     LITIGATION means any action by or before any Tribunal.

     LOAN DOCUMENTS means (a) this agreement, certificates and reports delivered under this agreement, and exhibits and schedules to this agreement, (b) all agreements, documents, and instruments in favor of Agent or Lenders (or Agent on behalf of Lenders) ever delivered under this agreement or otherwise delivered in connection with all or any part of the Obligation (OTHER THAN Assignments), (c) all LCs and LC Agreements, (d) the letter agreement described in SECTION 4.2, and (e) all renewals, extensions, and restatements of, and amendments and supplements to, any of the foregoing.

     MAGNETEK EUROPE means MagneTek Europe, N.V., a Netherlands corporation that, except as reflected on SCHEDULE 7.3, directly or indirectly owns all of the issued and outstanding capital stock or other equity securities of every Subsidiary organized under the Laws of, or domiciled in, any European nation.

     MATERIAL ADVERSE EVENT means any circumstance or event that, individually or collectively, is reasonably expected to result (at any time before the Commitments are fully cancelled or terminated and the Obligation is fully paid and performed) in any (a) material impairment of (i) the ability of Borrower to perform any of its payment or other material obligations under any Loan Document, (ii) the Restricted Companies as a whole to perform any of their payment or other material obligations under any Loan Document, or (iii) the ability of Agent or any Lender to enforce any of those obligations or any of their respective Rights under the Loan Documents, (b) material and adverse effect on the financial condition of the Companies as a whole as represented to Lenders in the Current Financials most recently delivered before the date of this agreement or (c) Default or Potential Default.

     MAXIMUM AMOUNT and MAXIMUM RATE respectively mean, for a Lender, the maximum non-usurious amount and the maximum non-usurious rate of interest that, under applicable Law, that Lender is permitted to contract for, charge, take, reserve, or receive on the Obligation.

     MULTIEMPLOYER PLAN means a multiemployer plan as defined in SECTIONS 3(37) OR 4001(A)(3) of ERISA or SECTION 414(f) of the Code (or any similar type of plan established or regulated under the Laws of any foreign country) to which Borrower or any ERISA Affiliate is making, or has made, or is accruing, or has accrued, an obligation to make contributions.

     NET INCOME of any Person means that Person's profit or loss after deducting its Tax expense.

     1993 ACT means the SECURITIES ACT OF 1933.

     1934 ACT means the SECURITIES AND EXCHANGE ACT OF 1934.

     NOTES means the Revolving Notes and Term Notes.

     OBLIGATION means all present and future (a) Debts, liabilities, and obligations of any Company to Agent, any Lender, any Issuing Lender, or NationsBanc Capital Markets, Inc., and related to any Loan Document, whether principal, interest, fees, costs, attorneys' fees, or otherwise, (b) Debts, liabilities, or obligations owed by any Company to any Lender or its one or more Affiliates under any agreement, document, or instrument described in CLAUSES (c) or (d) of the definition of Hedging Agreement to the extent relating to interest payable under this agreement, and (c) renewals, extensions, and modifications of any of the foregoing.

      OSHA means the OCCUPATIONAL SAFETY AND HEALTH ACT OF 1970, 29 U.S.C.
SECTION 651 ET SEQ.

     PARTICIPANT is defined in SECTION 14.10(B).

     PBGC means the Pension Benefit Guaranty Corporation.

     PERMITTED ACQUISITION means EITHER the formation or acquisition (which, subject to SECTION 9.12, may be by merger) by any Restricted Company of a Subsidiary that is or is to become a Restricted Company OR the acquisition by any Restricted Company of substantially all the assets or a division or other business unit of another Person if in either case:

          (a) no Default or Potential Default exists or would exist as a result of that formation or acquisition;

          (b) that formation or acquisition is within the Restricted Companies' current line business of -- or directly or indirectly related to -- the manufacture, marketing, and servicing of electrical equipment products;

          (c) at least 15 days before that formation or acquisition, Borrower gives to Agent and Lenders a written description of that formation or acquisition, which includes a reasonably-detailed calculation of -- and description of the funding sources, if applicable, for -- the total investment or purchase price involved (including, without limitation all Debt for which the acquired Person is to remain obligated and what portion of it, if any, that is to be guaranteed, assumed, or paid -- through merger or otherwise -- by any other Restricted Company);

          (d) the total of all investments and purchase price involved in all of those formations and acquisitions -- INCLUDING, without limitation or duplication, any Funded Debt to be guaranteed, assumed, or paid by any Restricted Company other than Debt owed by the Restricted Company being formed for which no other Restricted Company has any obligation whatsoever but EXCLUDING any portion of any purchase price paid through the issuance of Borrower's equity that is not mandatorily redeemable -- during any fiscal year of Borrower does not exceed the SUM of (i) $25,000,000, PLUS
     (ii) the net cash proceeds received during that fiscal year for the issuance of equity or Subordinated Debt to the extent that those proceeds are not applied to prepay the Term Loan, PLUS (iii) the SUM of (A) 25% of the cumulative Net Income of the Companies after the date of this agreement MINUS (B) any amount under CLAUSE (A) preceding utilized during any prior fiscal year for purposes of the calculation under this CLAUSE (d);

          (e) the board of directors of the Person to be acquired has not notified any Company that it opposes the offer by any Company to acquire that Person and that opposition has not been withdrawn;

          (f) any new Subsidiary resulting from that formation or acquisition complies with SECTIONS 5.1 and 5.2 and its capital stock or other equity securities become subject to Lender Liens as required by SECTION 5.2 EXCEPT to the extent of any exceptions in those provisions;

          (g) the Companies execute and deliver such other documents and take such action as any Lender may reasonably request in order to effect the provisions of the Loan Documents; and

          (h) concurrently with the closing of that formation or acquisition, Borrower provides Agent and Lenders with a certificate of a Responsible Officer certifying that all the conditions in this definition have been fulfilled for that formation or acquisition to be -- and it is -- a "PERMITTED ACQUISITION."

     PERMITTED-CAPITAL EXPENDITURES means -- for any fiscal year of Borrower beginning after June 30, 1994 -- a total amount that does not exceed the SUM of
(a) $54,000,000 for all Restricted Companies or $4,000,000 in respect of Divestiture Assets, PLUS (b) amounts for previous fiscal years under CLAUSE (A) above that were not utilized for "PERMITTED-CAPITAL EXPENDITURES."

     PERMITTED DEBT means Debt described on SCHEDULE 9.2.

     PERMITTED LIENS means the Liens described on SCHEDULE 9.5.

     PERSON means any individual, entity, or Tribunal.

     POTENTIAL DEFAULT means any event's occurrence or any circumstance's existence that would -- upon any required notice, time lapse, or both -- become a Default.

     PREDECESSOR means any Person for whose obligations and liabilities any Company is reasonably expected to be liable as the result of any merger, DE FACTO merger, stock purchase, asset purchase or divestiture, combination, joint venture, investment, reclassification, or other similar business transaction.

     PRINCIPAL DEBT means, at any time, the unpaid principal balance of all Borrowings.

     PROJECTIONS means the financial projections for the Companies in the Confidential Information Memorandum furnished to Lenders in March 1995.

     PRO RATA and PRO RATA PART mean, at any time and for any Lender, the proportion (stated as a percentage) that the Principal Debt owed to it bears to the total Principal Debt owed to all Lenders.

     REAL PROPERTY means any land, buildings, fixtures, and other improvements to land now or in the future directly or indirectly owned by any Restricted Company, leased to or otherwise operated by any Restricted Company, or subleased by any Restricted Company to any other Person.

     REFINANCED DEBT means Debt evidenced by or arising in connection with the following and all renewals, extensions, or amendments to the following: (a) Note Purchase Agreement dated as of June 30, 1989, between Borrower, Teachers Insurance and Annuity Association of America, certain other purchasers of Borrower's 11.45% Senior Notes due June 30, 1997, and certain Companies; (b) Loan Agreement dated as of April 28, 1993, between Borrower, certain lenders named in that agreement, Bank of America Illinois (the successor to Bank of America National Trust and Savings Association and Continental Bank, N.A.) as ARRANGING AGENT and ADMINISTRATIVE AGENT for those lenders; and (c) Revolving Credit Agreement dated as of December 30, 1994, between Borrower and NationsBank of Texas, N.A.

     RELEASE means any "RELEASE" as defined under any Environmental Law.

     RELEASE RATINGS means that Borrower's Senior Debt has received an actual or implied rating of BOTH (a) BBB- or better by Standard & Poors Corporation AND
(b) Baa3 or better by Moody's Investor Service, Inc.

     RELEASE RATIO means the ratio of the Companies' Funded Debt to EBITDA (calculated on a four-consecutive-quarter basis) has been LESS THAN 2.75 to 1.00 for two-consecutive-fiscal quarters.

     REPRESENTATIVES means representatives, officers, directors, employees, accountants, attorneys, and agents.

     RESERVE REQUIREMENT means, for any LIBOR-Rate Borrowing and for the relevant Interest Period, the total reserve requirements (including all basic, supplemental, emergency, special, marginal, and other reserves required by applicable Law) actually applicable to Agent's eurocurrency fundings or liabilities as of the first day of that Interest Period.

     RESPONSIBLE OFFICER means Borrower's chairman, president, chief executive officer, chief financial officer, or treasurer.

     RESTRICTED COMPANY means Borrower and each other Company that is not an Unrestricted Company.

     REVOLVING FACILITY is defined in the recitals to this agreement and includes the LC Subfacility.

     REVOLVING NOTE means one of the promissory notes substantially in the form of EXHIBIT A-2.

     RIGHTS means rights, remedies, powers, privileges, and benefits.

     SEC means the Securities and Exchange Commission.

     SECURITY AGREEMENT means a Security Agreement in substantially the form of EXHIBIT C.

     SENIOR DEBT means, at any time, the Companies' consolidated Funded Debt OTHER THAN the Subordinated Debt.

     SOLVENT means, as to any Person, that (a) the aggregate fair market value of its assets exceeds its liabilities, (b) it has sufficient cash flow to enable it to pay its Debts as they mature, and (c) it does not have unreasonably small capital to conduct its businesses.

     STATED-TERMINATION DATE means September 30, 1998.

     SUBORDINATED DEBT, at any time, means (a) Borrower's 10-3/4% Senior Subordinated Debentures Due 1998 in the principal amount of $125,000,000 and 8% Convertible Subordinated Notes Due 2001 in the principal amount of $75,000,000 (the "EXISTING-SUBORDINATED DEBT"), and (b) Debt, whether to repurchase or redeem any existing-Subordinated Debt or otherwise, SO LONG AS that Debt (i) is subject to subordination, payment blockage, and standstill provisions at least as favorable to Lenders as applicable to the existing-Subordinated Debt under this agreement or otherwise, (ii) is subject to representations, covenants, events of default, and other provision not significantly more onerous to Borrower than the existing-Subordinated Debt, (iii) does not have any scheduled or mandatory principal or sinking fund payment due before November 30, 1998, and
(iv) is upon terms and conditions otherwise reasonably acceptable to Determining Lenders.

     SUBSIDIARY of any Person means any entity of which more than 50% (in number of votes) of the stock (or equivalent interests) is owned of record or beneficially, directly or indirectly, by that Person. Unless otherwise specified or the context otherwise requires, "SUBSIDIARY" refers to a Subsidiary of Borrower.

     TANGIBLE-NET WORTH means -- at any time and for any Person -- the SUM of
(i) its stockholders' equity, PLUS (ii) amounts excluded from stockholders' equity under GAAP relating to the establishment of an employee stock ownership plan, MINUS (iii) the total (without duplication of deductions already made in arriving at stockholders' equity) of the book value of all assets acquired after the Closing Date that would be treated as intangible assets under GAAP, including, without limitation, goodwill, trademarks, trade names, copyrights, patents, and unamortized debt discount and expense.

     TAXES means, for any Person, taxes, assessments, or other governmental charges or levies imposed upon it, its income, or any of its properties, franchises, or assets.

      TERMINATION DATE means the earlier of EITHER (a) the Stated-Termination Date OR (b) the effective date that Lenders' commitments to lend and issue LCs under this agreement are fully cancelled or terminated.

     TERM LOAN is defined in the recitals to this agreement.

     TERM NOTE means one of the promissory notes substantially in the form of EXHIBIT A-1.

     TRIBUNAL means any (a) local, state, territorial, federal, or foreign judicial, executive, regulatory, administrative, legislative, or governmental agency, board, bureau, commission, department, or other instrumentality, (b) private arbitration board or panel, or (c) central bank.

     TYPE means any type of Borrowing determined with respect to the applicable interest option.

     UNRESTRICTED COMPANY means (a) each Company that has no assets other than its name and conducts no operations, (b) each of MagneTek Credit Corporation, MagneTek Leasing Corporation, MagneTek Airport Systems, Inc., MagneTek Controls, Inc., and MagneTek Tempe, Inc., (c) each Foreign Company OTHER THAN (i) MagneTek Europe and (ii) each Company organized under the Laws of and located in Canada or Mexico, and (d) Companies acquired by other Unrestricted Companies.

     WORKING CAPITAL means -- for any Person and at any time -- the SUM of (a) current assets MINUS (b) current liabilities.

     1.2  TIME REFERENCES.  Unless otherwise specified, in the Loan Documents
(a) time references (E.G., 10:00 a.m.) are to time in Dallas, Texas, and (b) in calculating a period from one date to another, the word "FROM" means "FROM AND INCLUDING" and the word "TO" or "UNTIL" means "TO BUT EXCLUDING."

     1.3  OTHER REFERENCES.  Unless otherwise specified, in the Loan Documents
(a) where appropriate, the singular includes the plural and VICE VERSA, and words of any gender include each other gender, (b) heading and caption references may not be construed in interpreting provisions, (c) monetary references are to currency of the United States of America, (d) section, paragraph, annex, schedule, exhibit, and similar references are to the particular Loan Document in which they are used, (e) references to "TELECOPY," "FACSIMILE," "FAX," or similar terms are to facsimile or telecopy transmissions, (f) references to "INCLUDING" mean including without limiting the generality of any description preceding that word, (g) the rule of construction that references to general items that follow references to specific items are limited to the same type or character of those specific items is not applicable in the Loan Documents, (h) references to any Person include that Person's heirs, personal representatives, successors, trustees, receivers, and permitted assigns, (i) references to any Law include every amendment or supplement to it, rule and regulation adopted under it, and successor or replacement for it, and (j) references to any Loan Document or other document include every renewal and extension of it, amendment and supplement to it, and replacement or substitution for it.

     1.4 ACCOUNTING PRINCIPLES. Unless otherwise specified, in the Loan Documents (a) GAAP determines all accounting and financial terms and compliance with financial covenants, (b) GAAP in effect on the date of this agreement determines compliance with financial covenants, (c) otherwise, all accounting principles applied in a current period must be comparable in all material respects to those applied during the preceding comparable period, and (d) while Borrower has any consolidated Subsidiaries (i) all accounting and financial terms and compliance with reporting covenants must be on a consolidated basis, as applicable, and (ii) compliance with financial covenants must be on a consolidated basis.

SECTION 2 COMMITMENT. Subject to the provisions in the Loan Documents, each Lender severally but not jointly agrees to extend credit to Borrower under the Term Loan and under the Revolving Facility in accordance with the following provisions.

     2.1 TERM LOAN. Each Lender severally but not jointly agrees to lend to Borrower that Lender's Commitment Percentage of the Term Loan in a single Borrowing on the Closing Date. If Borrower pays or prepays any portion of the Term Loan under this agreement, that portion may not be reborrowed.

     2.2 REVOLVING FACILITY. Each Lender severally but not jointly agrees to lend to Borrower that Lender's Commitment Percentage of requested or required Borrowings under the Revolving Facility which Borrower may borrow, repay, and reborrow under this agreement SUBJECT TO the following conditions:

          (a) Each Borrowing may only occur on a Business Day on or after the Closing Date and before the Termination Date;

          (b) Each Borrowing may only be $500,000 or a greater integral multiple of $100,000 if a Base-Rate Borrowing or $5,000,000 or a greater integral multiple of $1,000,000 if a LIBOR-Rate Borrowing;

          (c) The Commitment Usage MAY NEVER EXCEED the lesser of EITHER the total Commitments for the Revolving Facility OR, if a Borrowing-Base Condition exists, the Borrowing Base; and

          (d) The SUM of the Commitment Usage (whether direct or participated) PLUS the Principal Debt of the Term Loan owed to any Lender MAY NEVER EXCEED that Lender's total Commitments for the Term Loan and Revolving Facility.

     2.3  BORROWING PROCEDURE.  The following procedures apply to Borrowings:

          (a) BORROWING REQUEST. Borrower may request a Borrowing by making or delivering a Borrowing Request (that may be telephonic if confirmed in writing within two Business Days) to Agent, which is irrevocable and binding on Borrower, stating the Type, amount, and Interest Period for each Borrowing and which must be received by Agent no later than (i) 10:00 a.m. on the second Business Day before the date on which funds are requested (the "BORROWING DATE") for any LIBOR-Rate Borrowing, or (ii) 11:00 a.m. on the Borrowing Date for any Base-Rate Borrowing. Agent shall promptly on the day received notify each Lender of any Borrowing Request.

          (b) FUNDING. Each Lender shall remit its Commitment Percentage of each requested Borrowing to Agent's principal office in Dallas, Texas, in funds that are available for immediate use by Agent by 2:00 p.m. on the applicable Borrowing Date. Subject to receipt of those funds, Agent shall (unless to its actual knowledge any of the applicable conditions precedent have not been satisfied by Borrower or waived by the requisite Lenders under SECTION 14.8) make those funds available to Borrower by (at Borrower's option) (i) wiring the funds to or for the account of Borrower at the direction of Borrower or (ii) depositing the funds in Borrower's account with Agent.

           (c) FUNDING ASSUMED. Absent contrary written notice from a Lender, Agent may assume that each Lender has made its Commitment Percentage of the requested Borrowing available to Agent on the applicable Borrowing Date, and Agent may, in reliance upon such assumption (but shall not be required to), make available to Borrower a corresponding amount. If a Lender fails to make its Commitment Percentage of any requested Borrowing available to Agent on the applicable Borrowing Date, Agent may recover the applicable amount on demand, (i) from that Lender TOGETHER WITH interest, commencing on the Borrowing Date and ending on (but excluding) the date Agent recovers the amount from that Lender, at an annual interest rate equal to the Federal-Funds Rate, or (ii) if that Lender fails to pay its amount upon demand, then from Borrower. No Lender is responsible for the failure of any other Lender to make its Commitment Percentage of any Borrowing available as required by Section 2.3(b); however, failure of any Lender to make its Commitment Percentage of any Borrowing so available does not excuse any other Lender from making its Commitment Percentage of any Borrowing so available.

     2.4  LETTERS OF CREDIT.

          (a) CONDITIONS. Subject to the terms and conditions of this agreement and only to the extent and total amount that a Lender is indicated on SCHEDULE 2 as willing to issue LCs, each such Lender agrees, if requested by Borrower, to issue LCs upon Borrower's making or delivering an LC Request and delivering an LC Agreement, both of which must be received by Agent and the Issuing Lender no later than the second Business Day before the Business Day on which the requested LC is to be issued, SO LONG AS (i) no LC may expire after a date three Business Days before the Termination Date, (ii) the LC Exposure does not exceed the limitations in the definition of LC Subfacility, and (iii) the limitations in SECTIONS 2.2(c) and (d) are not exceeded.

          (b) PARTICIPATION. Immediately upon an Issuing Lender's issuance of any LC, that Issuing Lender shall be deemed to have sold and transferred to each other Lender, and each other Lender shall be deemed irrevocably and unconditionally to have purchased and received from that Issuing Lender, without recourse or warranty, an undivided interest and participation to the extent of such Lender's Commitment Percentage under the Revolving Facility in the LC and all applicable Rights of that Issuing Lender in the LC -- OTHER THAN

     Rights to receive certain fees provided in SECTION 4.3 to be for that Issuing Lender's sole account.

         (c) REIMBURSEMENT OBLIGATION. To induce each Issuing Lender to issue and maintain LCs, and to induce Lenders to participate in issued LCs, Borrower agrees to pay or reimburse each Issuing Lender (i) on the first Business Day after an Issuing Lender notifies Agent and Borrower that it has made payment under a LC, the amount paid by that Issuing Lender and
     (ii) within five Business Days after demand, the amount of any additional fees Issuing Lender customarily charges for amending LCs Agreements, for honoring drafts under LCs, and for taking similar action in connection with letters of credit. If Borrower has not reimbursed that Issuing Lender for any drafts paid by the date on which reimbursement is required under this section, then Agent is irrevocably authorized to fund Borrower's reimbursement obligations as a Base-Rate Borrowing under the Revolving Facility if proceeds are available under the Revolving Facility and if the conditions in this agreement for such a Borrowing (OTHER THAN any notice requirements or minimum funding amounts) have, to Agent's knowledge, been satisfied. The proceeds of that Borrowing shall be advanced directly to that Issuing Lender to pay Borrower's unpaid reimbursement obligations. If funds cannot be advanced under the Revolving Facility, then Borrower's reimbursement obligation shall constitute a demand obligation. Borrower's obligations under this section are absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim, or defense to payment that Borrower may have at any time against any Issuing Lender or any other Person. From the date that an Issuing Lender pays a draft under a LC until Borrower either reimburses or is obligated to reimburse that Issuing Lender for that draft under this section, the amount of that draft bears interest payable to that Issuing Lender at the rate then applicable to Base-Rate Borrowings. From the due date of the respective amounts due under this section, to the date paid (including any payment from proceeds of a Base-Rate Borrowing), unpaid reimbursement amounts accrue interest that is payable on demand at the Default Rate.


          (d) GENERAL. The applicable Issuing Lender shall promptly notify Agent and Borrower of the date and amount of any draft presented for honor under any LC (but failure to give notice will not affect Borrower's obligations under this agreement). That Issuing Lender shall pay the requested amount upon presentment of a draft unless presentment on its face does not comply with the terms of the applicable LC. When making payment, that Issuing Lender may disregard (i) any default or potential default that exists under any other agreement and (ii) obligations under any other agreement that have or have not been performed by the beneficiary or any other Person (and that Issuing Lender is not liable for any of those obligations). Borrower's reimbursement obligations to that Issuing Lender and Lenders, and each Lender's obligations to that Issuing Lender, under this section are absolute and unconditional irrespective of, and that Issuing Lender is not responsible for, (i) the validity, enforceability, sufficiency, accuracy, or genuineness of documents or endorsements (even if they are in any respect invalid, unenforceable, insufficient, inaccurate, fraudulent, or forged), (ii) any dispute by any Company with or any Company's claims, setoffs, defenses, counterclaims, or other Rights against that Issuing Lender, any Lender, or any other Person, or (iii) the occurrence of any Potential Default or Default. However, nothing in this agreement constitutes a waiver of Borrower's Rights to assert any claim or defense based upon the gross negligence or willful misconduct of any Lender. The Issuing Lender shall promptly pay to Agent for Agent to promptly distribute reimbursement payments received from Borrower to all Lenders according to their Pro Rata Part of the Revolving Facility.

          (e) OBLIGATION OF LENDERS. If Borrower fails to reimburse an Issuing Lender as provided in SECTION 2.4(c) by the date on which reimbursement is due under that section, and funds cannot be advanced under the Revolving Facility to satisfy the reimbursement obligations, then Agent shall promptly notify each Lender of Borrower's failure, of the date and amount paid, and of each Lender's Commitment Percentage of the unreimbursed amount. Each Lender shall promptly and unconditionally make available to Agent in immediately available funds its Commitment Percentage of the unpaid reimbursement obligation, subject to the limitations of SECTION 2.2(d). Funds are due and payable to Agent before the close of business on the Business Day when Agent gives notice to each Lender of Borrower's reimbursement failure (if notice is given before 1:00 p.m.) or on the next succeeding Business Day (if notice is given after 1:00 p.m.). All amounts payable by any Lender accrue interest after the due date at the Federal-Funds Rate from the day the applicable draft or draw is paid by Agent to (but not including) the date the amount is paid by the Lender to Agent. Upon receipt of those funds, Agent shall make them available to the Issuing Lender.

          (f) DUTIES OF ISSUING LENDER. Each Issuing Lender agrees with each Lender that it will exercise and give the same care and attention to each LC as it gives to its other letters of credit. Each Lender and Borrower agree that, in paying any draft under any LC, no Issuing Lender has any responsibility to obtain any document (OTHER THAN any documents expressly required by the respective LC) or to ascertain or inquire as to any document's validity, enforceability, sufficiency, accuracy, or genuineness or the authority of any Person delivering it. Neither any Issuing Lender nor its Representatives will be liable to any Lender or any Company for any LC's use or for any beneficiary's acts or omissions. Any action, inaction, error, delay, or omission taken or suffered by any Issuing Lender or any of its Representatives in connection with any LC, applicable drafts or documents, or the transmission, dispatch, or delivery of any related message or advice, if in good faith and in conformity with applicable Laws and in accordance with the standards of care specified in the UNIFORM CUSTOMS AND PRACTICES FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500 (as amended or modified), is binding upon the Companies and Lenders and, except as provided in Section 2.4(e), does not place that Issuing Lender or any of its Representatives under any resulting liability to any Company or any Lender. Agent is not liable to any Company or any Lender for any action taken or omitted, in the absence of gross negligence or willful misconduct, by that Issuing Lender or its Representative in connection with any LC.

          (g) CASH COLLATERAL. On the Termination Date and if requested by Determining Lenders while a Default exists, Borrower shall provide Agent, for the benefit of Lenders, cash collateral in an amount to equal the then-existing LC Exposure.

          (h) INDEMNIFICATION. BORROWER SHALL PROTECT, INDEMNIFY, PAY, AND SAVE AGENT, EACH ISSUING LENDER, AND EACH OTHER LENDER, AND THEIR RESPECTIVE REPRESENTATIVES HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, LIABILITIES, DAMAGES, COSTS, CHARGES, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) WHICH ANY OF THEM MAY INCUR OR BE SUBJECT TO AS A CONSEQUENCE OF THE ISSUANCE OF ANY LC, ANY DISPUTE ABOUT IT, OR THE FAILURE OF ANY ISSUING LENDER TO HONOR A DRAW REQUEST UNDER ANY LC AS A RESULT OF ANY ACT OR OMISSION (WHETHER RIGHT OR WRONG) OF ANY PRESENT OR FUTURE TRIBUNAL. HOWEVER, NO PERSON IS ENTITLED TO INDEMNITY UNDER THE FOREGOING FOR ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. THE FOREGOING INDEMNITY PROVISION IS SUBJECT TO THE PROVISIONS OF SECTION 8.12

          (i) LC AGREEMENTS. Although referenced in any LC, terms of any particular agreement or other obligation to the beneficiary are not incorporated into this agreement in any manner. The fees and other amounts payable with respect to each LC are as provided in this agreement, drafts under each LC are part of the Obligation, only the events specified in this agreement as a Default shall constitute a default under any LC, and the terms of this agreement control any conflict between the terms of this agreement and any LC Agreement.

     2.5 BORROWING NOTICES AND LC REQUESTS. Each Borrowing Request (whether telephonic or written) and LC Request constitutes a representation and warranty by Borrower that as of the Borrowing Date or the date of issuance of the requested LC, as the case may be, that all of the conditions precedent in
SECTION 6 have been satisfied.

     2.6 TERMINATION. Borrower may -- upon giving at least five Business Days prior written and irrevocable notice to Agent -- terminate all or part of the Revolving Facility. Each partial termination must be in an amount of not less than $10,000,000 or a greater integral multiple of $1,000,000 and must be ratable in accordance with each Lender's Commitment Percentage. At the time of any termination, Borrower shall pay to Agent, for the account of each Lender, as applicable, any amounts that may then be due under SECTION 3.2(c), all accrued and unpaid fees under this agreement, the interest attributable to the amount of that reduction, and any related Funding Loss. Any part of the Commitments for the Revolving Facility that are terminated may not be reinstated.

SECTION 3 TERMS OF PAYMENT.

     3.1  NOTES AND PAYMENTS.

          (a) NOTES. The Term Loan is evidenced by the Term Notes, one payable to each Lender in the stated amount of its Commitment for the Term Loan. Principal Debt under the Revolving Facility is evidenced by the Revolving Notes, one payable to each Lender in the stated amount of its Commitment for the Revolving Facility.

          (b) PAYMENT. Borrower must make each payment and prepayment on the Obligation to Agent's principal office in Dallas, Texas in immediately available funds by 1:00 p.m. on the day due; otherwise, but subject to
     SECTION 3.8, those funds continue to accrue interest as if they were received on the next Business Day. Agent shall promptly pay to each Lender the part of any payment or prepayment to which that Lender is entitled under this agreement on the same day Agent receives the funds from Borrower.

          (c) PAYMENT ASSUMED. Unless Agent has received notice from Borrower prior to the date on which any payment is due under this agreement that Borrower will not make that payment in full, Agent may assume that Borrower has made the full payment due and Agent may, in reliance upon that assumption, cause to be distributed to each Lender on that date the amount then due to each Lender. If and to the extent Borrower does not make the full payment due to Agent, each Lender shall repay to Agent on demand the amount distributed to that Lender by Agent together with interest for each day from the date that Lender received payment from Agent until the date that Lender repays Agent (unless such repayment is made on the same day as such distribution), at an interest rate equal to the Federal-Funds Rate.

     3.2  INTEREST AND PRINCIPAL PAYMENTS.

          (a) INTEREST. Accrued interest on each LIBOR-Rate Borrowing is due and payable on the last day of its respective Interest Period. If any Interest Period for a LIBOR-Rate

     Borrowing is greater than three months, then accrued interest is also due and payable on the date three months after the commencement of the Interest Period. Accrued interest on each Base-Rate Borrowing is due and payable on the last day of each March, June, September, and December -- commencing on the first of those dates that follows the Closing Date -- and on the Termination Date.

          (b) REVOLVING-FACILITY PRINCIPAL. The Principal Debt under the Revolving Facility is due and payable on the Termination Date. Before that date, Borrower may at any time prepay, without penalty and in whole or in part, the Principal Debt under the Revolving Facility SO LONG AS (i) each voluntary partial prepayment must be in a principal amount not less than $1,000,000 or a greater integral multiple of $100,000 and (ii) Borrower shall pay any related Funding Loss upon demand. Conversions under SECTION
     3.10 are not prepayments.

          (c) REVOLVING-FACILITY-MANDATORY PREPAYMENTS. At any time a Borrowing-Base Deficiency exists, Borrower shall, within five (5) Business Days, make a prepayment to Agent (with any related Funding Loss) under the Revolving Facility so that a Borrowing-Base Deficiency no longer exists.

         (d) TERM-LOAN PRINCIPAL. The Principal Debt under the Term Loan is due and payable in installments on the last day of each March, June, September, and December -- commencing September 30, 1995, and ending September 30, 1998 -- in accordance with the following amortization table:


- ------------------------------------------------------------------
- ------------------------------------------------------------------
        Quarter(s) Ending                  Quarterly Installment
- ------------------------------------------------------------------
- ------------------------------------------------------------------
   September 30, 1995, through                  $5,000,000
         June 30, 1996
- ------------------------------------------------------------------
   September 30, 1996, through                   $6,000,000
         June 30, 1998
- ------------------------------------------------------------------
       September 30, 1998                        $7,000,000
- ------------------------------------------------------------------
- ------------------------------------------------------------------

          (e) TERM-LOAN-VOLUNTARY PREPAYMENTS. Borrower may, by giving notice to Agent no later than five Business Days before the date of the prepayment, prepay, without penalty and in whole or part, the Principal Debt under the Term Loan SO LONG AS (i) the notice by Borrower specifies the amount to be prepaid, (ii) each voluntary partial prepayment must be in a principal amount of not less than $5,000,000, or a greater integral multiple of $1,000,000, plus accrued interest, on the amount prepaid, to the date of the prepayment, and (iii) Borrower shall pay any related Funding Loss upon demand. Conversions under SECTION 3.10 are not prepayments. No voluntary prepayment of the Term Loan may be reborrowed. Voluntary prepayments of the Term Loan shall be applied ratably to reduce each installment of Principal Debt of the Term Loan not yet due and payable.

          (f) TERM-LOAN-MANDATORY PREPAYMENTS. Until the Term Loan has been fully paid, Borrower shall make a prepayment to Agent equal to a percentage of the applicable amount in the table below in respect of:

               (i) the sale (subject in all respects to SECTION 9.11) of any assets of any Restricted Company (each a "SUBJECT ASSET SALE") OTHER THAN (A) inventory or accounts sold in the ordinary course of business, (B) sales of assets that are replaced with assets acquired using the proceeds of the asset sold, (C) sales by a Restricted Company to one or more other Restricted Companies, (D) any asset or related group of assets for which the net proceeds are $2,000,000 or less, and (E) any assets for which the for which the total net proceeds during any 12-month period are $10,000,000 or less;

              (ii) any issuance (OTHER THAN upon conversion or exchange of any Subordinated Debt upon terms no less onerous to Borrower than those in effect on the date of this agreement for Subordinated Debt and any issuance pursuant to or to satisfy the obligations of any Restricted Company in respect of any benefit plan of any Restricted Company or the exercise of Rights to purchase or receive any interest issued under such a plan) by Borrower of any equity in Borrower (a "SUBJECT EQUITY ISSUANCE"); and

             (iii) Excess-Cash Flow for the Companies for each fiscal year of the Companies (commencing for the year ending June 30, 1996).


- ---------------------------------------------------------------------
- ---------------------------------------------------------------------
                  Source                                     Percent
- ---------------------------------------------------------------------
- ---------------------------------------------------------------------
 net cash proceeds of subject asset sale                       100%
- ---------------------------------------------------------------------
 net cash proceeds of subject equity issuance                   75%
- ---------------------------------------------------------------------
 Excess-Cash Flow                                               50%
- ---------------------------------------------------------------------
- ---------------------------------------------------------------------

          For purposes of this section, "NET" means net of (i) amounts payable to third parties with respect to the asset sold, (ii) amounts applied to the repayment of Debt (other than any of the Obligation) secured by assets sold, (iii) transfer, income, and other Taxes payable in connection with an applicable transaction, and (iv) reasonable and customary professional fees and expenses, commissions, underwriting discounts and other expenses incurred in connection with that transaction.

          Mandatory prepayments from subject asset sales and subject equity issuances are payable within ten days after the proceeds of sale or issuance are received by any Company OTHER THAN when Borrower has first notified Agent that the proceeds of a subject asset sale are to be reinvested as provided in CLAUSE (f)(i)(B) above. Mandatory prepayments from Excess-Cash Flow are payable annually -- commencing with respect to the fiscal year ending on June 30, 1996 -- by the next Business Day after the date on which Borrower's annual Financials are EITHER actually delivered to Agent OR required to be delivered to Agent under SECTION 8.1(a). All mandatory prepayments under this CLAUSE (f) shall be applied ratably to reduce each installment of Principal Debt of the Term Loan not yet due and payable.

     3.3 INTEREST OPTIONS. Except that the LIBOR Rate may not be selected when a Default or Potential Default exists and except as otherwise provided in this agreement, Borrowings bear interest at an annual rate equal to the lesser of EITHER (a) the Base Rate plus the Applicable Margin or the LIBOR Rate plus the Applicable Margin (in each case as designated or deemed designated by Borrower), as the case may be, OR (b) the Maximum Rate. Each change in the Base Rate and Maximum Rate is effective, without notice to Borrower or any other Person, upon the effective date of change.

     3.4 QUOTATION OF RATES. Borrower may call Agent before delivering a Borrowing Request to receive an indication of the interest rates then in effect, but the indicated rates do not bind Agent or Lenders or affect the interest rate that is actually in effect when Borrower makes a Borrowing Request or on the Borrowing Date.

     3.5 DEFAULT RATE. If permitted by Law, all past-due Principal Debt, Borrower's past-due payment and reimbursement obligations in connection with LCs, and past-due interest accruing on any of the foregoing bears interest from the date due (stated or by acceleration) at the Default Rate until paid, regardless whether payment is made before or after entry of a judgment.

     3.6 INTEREST RECAPTURE. If the designated interest rate applicable to any Borrowing exceeds the Maximum Rate, the interest rate on that Borrowing is limited to the Maximum Rate, but any subsequent reductions in the designated rate shall not reduce the interest rate thereon below the Maximum Rate until the total amount of accrued interest equals the amount of interest that would have accrued if that designated rate had always been in effect. If at maturity (stated or by acceleration), or at final payment of the Notes, the total interest paid or accrued is less than the interest that would have accrued if the designated rates had always been in effect, then, at that time and to the extent permitted by Law, Borrower shall pay an amount equal to the difference between (a) the LESSER of the amount of interest that would have accrued if the designated rates had always been in effect AND the amount of interest that would have accrued if the Maximum Rate had always been in effect, and (b) the amount of interest actually paid or accrued on the Notes.

     3.7 INTEREST CALCULATIONS. Interest will be calculated on the basis of actual number of days (including the first day but excluding the last day) elapsed but computed as if each calendar year consisted of 360 days (unless the calculation would result in an interest rate greater than the Maximum Rate or in the case of interest on Base-Rate Borrowings in which event interest will be calculated on the basis of a year of 365 or 366 days, as the case may be). All interest rate determinations and calculations by Agent are conclusive and binding absent manifest error.

     3.8 MAXIMUM RATE. Regardless of any provision contained in any Loan Document, no Lender is entitled to contract for, charge, take, reserve, receive, or apply, as interest on all or any part of the Obligation, any amount in excess of the Maximum Rate, and, if Lenders ever do so, then any excess shall be treated as a partial prepayment of principal and any remaining excess shall be refunded to Borrower. In determining if the interest paid or payable exceeds the Maximum Rate, Borrower and Lenders shall, to the maximum extent permitted under applicable Law, (a) treat all Borrowings as but a single extension of credit (and Lenders and Borrower agree that is the case and that provision in this agreement for multiple Borrowings is for convenience only), (b) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (c) exclude voluntary prepayments and their effects, and (d) amortize, prorate, allocate, and spread the total amount of interest throughout the entire contemplated term of the Obligation. However, if the Obligation are paid in full before the end of their full contemplated term, and if the interest received for its actual period of existence exceeds the Maximum Amount, Lenders shall refund any excess (and Lenders may not, to the extent permitted by Law, be subject to any penalties provided by any Laws for contracting for, charging, taking, reserving, or receiving interest in excess of the Maximum Amount). If the Laws of the State of Texas are applicable for purposes of determining the "MAXIMUM RATE" or the "MAXIMUM AMOUNT," then those terms mean the "INDICATED RATE CEILING" from time to time in effect under ARTICLE 5069-1.04, TITLE 79, REVISED CIVIL STATUTES OF TEXAS, as amended. Borrower agrees that CHAPTER 15, SUBTITLE 79, REVISED CIVIL STATUTES OF TEXAS, 1925, as amended (which regulates certain revolving credit loan accounts and revolving triparty accounts), does not apply to the Obligation.

     3.9 INTEREST PERIODS. When Borrower requests any LIBOR-Rate Borrowing, Borrower may elect the applicable interest period (each an "INTEREST PERIOD"), which may be, at Borrower's option, one, two, three, or six months for LIBOR-Rate Borrowings, subject to Section 14.1 and the following conditions: (a) the initial Interest Period for a LIBOR-Rate Borrowing commences on the applicable Borrowing Date or conversion date, and each subsequent Interest Period applicable to any Borrowing commences on the day when the next preceding applicable Interest Period expires; (b) if any Interest Period for a LIBOR-Rate Borrowing begins on a day for which no numerically corresponding Business Day in the calendar month at the end of the Interest Period exists, then the Interest Period ends on the last Business Day of that calendar month; (c) if Borrower is required to pay any portion of a LIBOR-Rate Borrowing before the end of its Interest Period in order to comply with the payment provisions of the Loan Documents, Borrower shall also pay any related Funding Loss; and (d) no more than ten Interest Periods may be in effect at one time.

     3.10 CONVERSIONS. Subject to the dollar limits of SECTION 2.2(b) and provided that Borrower may not convert to or select a new Interest Period for a LIBOR-Rate Borrowing at any time when a Default or Potential Default exists, Borrower may (a) convert a LIBOR-Rate Borrowing on the last day of the applicable Interest Period to a Base-Rate Borrowing, (b) convert a Base-Rate Borrowing at any time to a LIBOR-Rate Borrowing, and (c) elect a new Interest Period for a LIBOR-Rate Borrowing. That election may be made by telephonic request to Agent no later than 10:00 a.m. on the second Business Day before the conversion date or the last day of the Interest Period, as the case may be (for conversion to a LIBOR-Rate Borrowing or election of a new Interest Period), and no later than 11:00 a.m. on the last day of the Interest Period (for conversion to a Base-Rate Borrowing). Borrower shall provide a Conversion Notice to Agent no later than two days after the date of the conversion or election. Absent Borrower's telephonic request for conversion or election of a new Interest Period or if a Default or Potential Default exists, then, a LIBOR-Rate Borrowing shall be deemed converted to a Base-Rate Borrowing effective when the applicable Interest Period expires.

     3.11  ORDER OF APPLICATION.

           (a) NO DEFAULT. If no Default or Potential Default exists, any payment shall be applied to the Obligation -- EXCEPT as otherwise specifically provided in the Loan Documents -- in the order and manner as Borrower directs.

           (b) DEFAULT. If a Default or Potential Default exists or if Borrower fails to give direction, any payment (including proceeds from the exercise of any Rights) shall be applied in the following order: (i) To all fees and expenses for which Agent or Lenders have not been paid or reimbursed in accordance with the Loan Documents (and if such payment is less than all unpaid or unreimbursed fees and expenses, then the payment shall be paid against unpaid and unreimbursed fees and expenses in the order of incurrence or due date); (ii) to accrued interest on the Principal Debt; (iii) to any LC reimbursement obligations that are due and payable and that remain unfunded by any Borrowing under the Revolving Facility;
     (iv) to the remaining Principal Debt in the order as Determining Lenders may elect (but Determining Lenders agree to apply proceeds in an order that will minimize any Funding Loss); (v) to the remaining Obligation in the order and manner Determining Lenders deem appropriate; and (vi) as a deposit with Agent, for the benefit of Lenders, as security for and payment of any subsequent LC reimbursement obligations.

           (c) PRO RATA. Each payment or prepayment shall be distributed to each Lender in accordance with its Pro Rata Part of that payment or prepayment.

     3.12 SHARING OF PAYMENTS, ETC.. If any Lender obtains any payment or prepayment with respect to the Obligation (whether voluntary, involuntary, or otherwise, including, without limitation, as a result of exercising its Rights under SECTION 3.13) that exceeds the part of that payment or prepayment that it is then entitled to receive under the Loan Documents, then that Lender shall purchase from the other Lenders participations that will cause the purchasing Lender to share the excess payment or prepayment ratably with each other Lender. If all or any portion of any excess payment or prepayment is subsequently recovered from the purchasing Lender, then the purchase shall be rescinded and the purchase price restored to the extent of the recovery. Borrower agrees that any Lender purchasing a participation from another Lender under this section may, to the fullest extent permitted by Law, exercise all of its Rights of payment (including the Right of offset) with respect to that participation as fully as if that Lender were the direct creditor of Borrower in the amount of that participation.

     3.13 OFFSET. If a Default exists, each Lender is entitled to exercise (for the benefit of all Lenders in accordance with SECTION 3.12) the Rights of offset and banker's Lien against each and every account and other property, or any interest therein, that any Company may now or hereafter have with, or which is now or hereafter in the possession of, that Lender to the extent of the full amount of the Obligation owed (directly or participated) to it.

     3.14 BOOKING BORROWINGS. To the extent permitted by Law, any Lender may make, carry, or transfer its Borrowings at, to, or for the account of any of its branch offices or the office or branch of any of its Affiliates. However, no Affiliate or branch is entitled to receive any greater payment under SECTION
3.16 than the transferor Lender would have been entitled to receive with respect to those Borrowings, and a transfer may not be made if, as a direct result of it, SECTION 3.15 or 3.17 would apply to any of the Obligation. If any of the conditions of SECTIONS 3.16 or 3.17 ever apply to a Lender, that Lender shall, to the extent possible, carry or transfer its Borrowings at, to, or for the account of any of its branch offices or the office or branch of any of its Affiliates SO LONG AS the transfer is consistent with the other provisions of this section, does not create any burden or adverse circumstance for that Lender that would not otherwise exist, and eliminates or ameliorates the conditions of SECTIONS 3.16 or 3.17 as applicable.

     3.15 BASIS UNAVAILABLE OR INADEQUATE FOR LIBOR RATE. If, on or before any date when a LIBOR Rate is to be determined for a Borrowing, Agent reasonably determines that the basis for determining the applicable rate is not available or any Lender reasonably determines that the resulting rate does not accurately reflect the cost to that Lender of making or converting Borrowings at that rate for the applicable Interest Period, then Agent shall promptly notify Borrower and Lenders of that determination (which is conclusive and binding on Borrower absent manifest error) and the applicable Borrowing shall bear interest at the SUM of the Base Rate PLUS the Applicable Margin. Until Agent notifies Borrower that those circumstances no longer exist, Lenders' commitments under this agreement to make, or to convert to, LIBOR-Rate Borrowings, as the case may be, are suspended.

     3.16 ADDITIONAL COSTS. Each Lender severally and not jointly agrees to notify Agent, the other Lenders, and Borrower within 180 days after it has actual knowledge that any circumstances exist that would give rise to any payment obligation by Borrower under CLAUSES (a) through (c) below. Although no Lender shall have any liability to Agent, any other Lender, or any Company for its failure to give that notice, Borrower is not obligated to pay any amounts under those clauses that arise, accrue, or are imposed more than 180 days before that notice to the extent it is applicable to those amounts. Any Lender demanding payment of any additional costs under this section must generally be making similar demand for similar additional costs under credit agreements to which it is party that contain similar provisions to this section.

           (a) RESERVES. With respect to any LIBOR-Rate Borrowing (i) if any change in any present Law, any change in the interpretation or application of any present Law, or any future Law imposes, modifies, or deems applicable (or if compliance by any Lender with any requirement of any Tribunal results in) any requirement that any reserves (including, without limitation, any marginal, emergency, supplemental, or special reserves) be maintained (OTHER THAN any reserve included in the Reserve Requirement), and if (ii) those reserves reduce any sums receivable by that Lender under this agreement or increase the costs incurred by that Lender in advancing or maintaining any portion of any LIBOR-Rate Borrowing, then (iii) that Lender (through Agent) shall deliver to Borrower a certificate setting forth in reasonable detail the calculation of the amount necessary to compensate it for its reduction or increase (which certificate is conclusive and binding absent manifest error), and (iv) Borrower shall pay that amount to that Lender within five Business Days after demand. The provisions of and undertakings and indemnification in this CLAUSE (a) survive the satisfaction and payment of the Obligation and termination of this agreement.

           (b) CAPITAL ADEQUACY. With respect to any Borrowing or LC if any change in any present Law, any change in the interpretation or application of any present Law, or any future Law regarding capital adequacy, or if compliance by any Issuing Lender or any Lender with any request, directive, or requirement imposed in the future by any Tribunal regarding capital adequacy, or if any change in its written policies or in the risk category of this transaction, in any of the foregoing events or circumstances, reduces the rate of return on its capital as a consequence of its obligations under this agreement to a level below that which it otherwise could have achieved (taking into consideration its policies with respect to capital adequacy) by an amount deemed by it to be material (and it may, in determining the amount, utilize reasonable assumptions and allocations of costs and expenses and use any reasonable averaging or attribution method), then (unless the effect is already reflected in the rate of interest then applicable under this agreement) Agent or that Lender (through Agent) shall notify Borrower and deliver to Borrower a certificate setting forth in reasonable detail the calculation of the amount necessary to compensate it (which certificate is conclusive and binding absent manifest error), and Borrower shall pay that amount to Agent or that Lender within five Business Days after demand. The provisions of and undertakings and indemnification in this CLAUSE (b) shall survive the satisfaction and payment of the Obligation and termination of this agreement.

           (c) TAXES. Subject to SECTION 3.19, any Taxes payable by Agent or any Lender or ruled (by a Tribunal) payable by Agent or any Lender in respect of this agreement or any other Loan Document shall, if permitted by Law, be paid by Borrower, together with interest and penalties, if any, EXCEPT for Taxes payable on or measured by the overall net income of Agent or that Lender (or Agent or that Lender, as the case may be, TOGETHER WITH any other Person with whom Agent or that Lender files a consolidated, combined, unitary, or similar Tax return) and except for interest and penalties incurred as a result of the gross negligence or willful misconduct of Agent or any Lender. Agent or that Lender (through Agent) shall notify Borrower and deliver to Borrower a certificate setting forth in reasonable detail the calculation of the amount of payable Taxes, which certificate is conclusive and binding (absent manifest error), and Borrower shall pay that amount to Agent for its account or the account of that Lender, as the case may be within five Business Days after demand. If Agent or that Lender subsequently receives a refund of the Taxes paid to it by Borrower, then the recipient shall promptly pay the refund to Borrower.

     3.17 CHANGE IN LAWS. If any Law makes it unlawful for any Lender to make or maintain LIBOR-Rate Borrowings, then that Lender shall promptly notify Borrower and Agent, and (a) as to undisbursed funds, that requested Borrowing shall be made as a Base-Rate Borrowing, and (b) as to any outstanding Borrowing (i) if maintaining the Borrowing until the last day of the applicable Interest Period is unlawful, the Borrowing shall be converted to a Base-Rate Borrowing as of the date of notice, in which event Borrower will not be required to pay any related Funding Loss, or
(ii) if not prohibited by Law, the Borrowing shall be converted to a Base-Rate Borrowing as of the last day of the applicable Interest Period, or (iii) if any conversion will not resolve the unlawfulness, Borrower shall promptly prepay the Borrowing, without penalty but with related Funding Loss.

     3.18 FUNDING LOSS. BORROWER SHALL INDEMNIFY EACH LENDER AGAINST, AND PAY TO IT UPON DEMAND, ANY FUNDING LOSS OF THAT LENDER. WHEN ANY LENDER DEMANDS THAT BORROWER PAY ANY FUNDING LOSS, THAT LENDER SHALL DELIVER TO BORROWER AND AGENT A CERTIFICATE SETTING FORTH IN REASONABLE DETAIL THE BASIS FOR IMPOSING FUNDING LOSS AND THE CALCULATION OF THE AMOUNT, WHICH CALCULATION IS CONCLUSIVE AND BINDING ABSENT MANIFEST ERROR. THE PROVISIONS OF AND UNDERTAKINGS AND INDEMNIFICATION IN THIS SECTION SURVIVE THE SATISFACTION AND PAYMENT OF THE OBLIGATION AND TERMINATION OF THIS AGREEMENT.

     3.19 FOREIGN LENDERS, PARTICIPANTS, AND ASSIGNEES. Each Lender, Participant (by accepting a participation interest under this agreement), and Assignee (by executing an Assignment) that is not organized under the Laws of the United States of America or one of its states (a) represents to Agent and Borrower that (i) no Taxes are required to be withheld by Agent or Borrower with respect to any payments to be made to it in respect of the Obligation and (ii) it has furnished to Agent and Borrower two duly completed copies of either U.S. Internal Revenue Service FORM 4224, FORM 1001, FORM W-8, or any other form acceptable to Agent and Borrower that entitles it to a complete exemption from U.S. federal withholding Tax on all interest or fee payments under the Loan Documents, and (b) covenants to (i) provide Agent and Borrower a new FORM 4224, FORM 1001, FORM W-8, or other form acceptable to Agent and Borrower upon the expiration or obsolescence according to Law of any previously delivered form, duly executed and completed by it, entitling it to a complete exemption from U.S. federal withholding Tax on all interest and fee payments under the Loan Documents, and (ii) comply from time to time with all Laws with regard to the withholding Tax exemption. If any of the foregoing is not true at any time or the applicable forms are not provided, then Borrower and Agent (without duplication) may deduct and withhold from interest and fee payments under the Loan Documents any Tax at the maximum rate under the Code or other applicable Law, and amounts so deducted and withheld shall be treated as paid to that Lender, Participant, or assignee, as the case may be, for all purposes under the Loan Documents.

SECTION 4  FEES.

     4.1 TREATMENT OF FEES. The fees described in this SECTION 4 (a) are not compensation for the use, detention, or forbearance of money, (b) are in addition to, and not in lieu of, interest and expenses otherwise described in this agreement, (c) are payable in accordance with SECTION 3.1, (d) are non-refundable, (e) to the fullest extent permitted by Law, bear interest, if not paid when due, at the Default Rate and (f) are calculated on the basis of a year of 365 or 366 days, as the case may be.

     4.2 FEES TO AGENT AND AFFILIATES. Borrower shall pay to Agent and its Affiliates that Agent may designate the arrangement/structuring fee and annual administrative fee described in the letter agreement (as it may be renewed, extended, or modified) dated as of February 10, 1995, between Borrower, Agent, and NationsBanc Capital Markets, Inc. Those fees are solely for the account of Agent and its Affiliates EXCEPT to the extent that Agent may unilaterally agree in writing with any Lender in respect of that arrangement/structuring fee.

     4.3 LC FEES. As an inducement for the issuance (including, without limitation, the extension) of each LC, Borrower agrees to pay to Agent:

           (a) For the account of each Lender, according to each Lender's Commitment Percentage on the day the fee is payable, an issuance fee, payable quarterly in arrears, equal to a percentage of the average-face amount of that LC during each applicable quarterly period, which percentage is equal to 100% for standby LCs and 20% for documentary LCs of the Applicable Margin in effect for LIBOR-Rate Borrowings on the first day of the quarterly period for which a payment is payable; and

           (b) For the account of the Issuing Lender, payable on the date of issuance (i) an issuance fee of $100 for each documentary LC and (ii) a fronting fee of 0.125% of the face amount of each Standby LC.

     4.4 COMMITMENT FEE. From and after the Closing Date, Borrower shall pay to Agent a commitment fee for Lenders according to each Lender's Commitment Percentage. The fee is payable as it accrues on the last day of each March, June, September, and December -- commencing on the first of those dates that follows the date of this agreement -- and on the Termination Date. Each payment of the fee is equal to the following, determined for the calendar quarter (or portion of a calendar quarter commencing on the date of this agreement or ending on the Termination Date) preceding and including the date it is due: From the Closing Date until the Termination Date, the PRODUCT of (i) the Applicable Percentage, TIMES (ii) the amount by which the average-daily total Commitments for only the Revolving Facility EXCEED the SUM of the average-daily Principal Debt under only the Revolving Notes PLUS the average-daily LC Exposure, TIMES
(iii) a fraction with the number of days in the applicable quarter or portion of it as the numerator and 365 as the denominator.

SECTION 5  SECURITY.

     5.1 GUARANTY. Borrower shall cause all of its present and future Subsidiaries -- whether now existing or in the future formed or acquired as permitted by the Loan Documents -- that are Domestic-Restricted Companies to unconditionally guarantee the full payment and performance of the Obligation by execution of a Guaranty.

     5.2 COLLATERAL. Borrower shall cause full payment and performance of the Obligation to be secured by Lender Liens on all of the items and types of property -- (TOGETHER WITH the additional collateral described in SECTIONS 2.4(G) and 5.3, if any, and the cash and non-cash proceeds of all of the foregoing, the "COLLATERAL") -- described in the present and future Loan Documents creating Lender Liens, including, without limitation:

           (a) Present and future accounts receivable and inventory of each present and future Domestic-Restricted Company; and

           (b) 100% of the present and future issued and outstanding capital stock and other equity securities issued by all of its Domestic Subsidiaries and 65% of the present and future issued and outstanding capital stock and other equity securities issued by MagneTek Europe.

     5.3 OTHER COLLATERAL. Upon 20 days earlier notice, Borrower shall cause the full payment and performance of the Obligation to be secured by Lender Liens on the maximum amount (but not less than 65%) of the issued and outstanding capital stock and other equity securities of each Foreign Restricted Company (OTHER THAN MagneTek Europe) owned now or in the future by any present or future Domestic-Restricted Company.

     5.4 FURTHER ASSURANCES. Borrower covenants and agrees that the Lender Liens otherwise described in SECTION 5.2 and, when required, SECTION 2.4(g) and
5.3 must be created and perfected as a condition to funding any Borrowings or issuance of any LC. Furthermore, Borrower shall -- and shall cause each other appropriate Company to -- perform the acts, duly authorize, execute, acknowledge, deliver, file, and record any additional writings, and pay all filings fees and costs as Agent or Determining Lenders may reasonably deem appropriate or necessary to perfect and maintain the Lender Liens and preserve and protect the Rights of Agent and Lenders under any Loan Document.

     5.5   RELEASE OF COLLATERAL.

           (a) Whenever no Lender has any commitment to extend credit under any Loan Document, the Obligation has been fully paid and performed, and all uncancelled and undrawn LCs have been either fully cash secured or backed by letters of credit acceptable in the sole discretion of the applicable Issuing Lenders, then Agent shall, upon Borrower's written request and at Borrower's cost and expense, cause the Lender Liens on all Collateral to be released.

           (b) Whenever the Release Ratio has been achieved, Agent shall, upon Borrower's written request and at Borrower's cost and expense, cause the Lender Liens on all Collateral under SECTION 5.2(a) to be released.

           (c) Whenever the Release Ratings have been attained, Agent shall, upon Borrower's written request and at Borrower's cost and expense, cause the Lender Liens on all Collateral under SECTION 5.2(b) to be released.

           (d) In connection with any sale or other disposition of stock or assets permitted by SECTION 9.11, Agent shall, upon Borrower's request and at Borrower's cost and expense, release the Lender Liens on the assets sold or disposed of.

SECTION 6 CONDITIONS PRECEDENT. No Lender is obligated to fund the initial Borrowing or issue any LC unless Agent has received all of the items described in PART A on SCHEDULE 6. In addition, no Lender is obligated to fund (as opposed to continue or convert) any Borrowing or issue any LC unless on the applicable Borrowing Date or issue date (and after giving effect to the requested Borrowing or LC), as the case may be: (a) Agent (and the Issuing Lender, if applicable) timely receives a Borrowing Request or LC Request (together with the applicable LC Agreement), as the case may be; (b) the Issuing Lender receives any applicable LC fee then due and payable; (c) all of the representations and warranties of the Companies in the Loan Documents are true and correct in all material respects (unless they speak to a specific date or are based on facts which have changed by transactions contemplated or expressly permitted by this agreement); (d) no Material Adverse Event, Default, or Potential Default exists;
(e) none of the matters disclosed in any amendments to SCHEDULES 7.9 or 7.11 are objected to by Determining Lenders; (f) no Borrowing- Base Deficiency will exist after giving effect to the Borrowing or LC issuance; and (g) no limitation in
SECTION 2.2 OR 2.4 is exceeded. Each Borrowing Request and LC Request, however delivered, constitutes Borrower's representation and warranty that the conditions in CLAUSES (c) through (g) above are satisfied. Upon Agent's or any Lender's reasonable request, Borrower shall deliver to Agent or such Lender evidence substantiating any of the matters in the Loan Documents that are necessary to enable Borrower to qualify for the Borrowing or LC, as the case may be. Each condition precedent in this agreement (including, without limitation, those on SCHEDULE 6) is material to the transactions contemplated by this agreement, and time is of the essence with respect to each condition precedent.

SECTION 7 REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Agent and Lenders as follows:

     7.1   PURPOSE AND REGULATION U.

           (a) Borrower will use LCs for general corporate purposes and the proceeds of the Term Loan and the Revolving Facility (OTHER THAN the LC Subfacility) for (i) refinancing the Refinanced Debt, (ii) the Restricted Companies' working capital and general corporate purposes, (iii) Permitted-Capital Expenditures, and (iv) investments, purchase prices, payment of Funded Debt, or any combination of them in connection with Permitted Acquisitions.

           (b) No Company is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any "MARGIN STOCK" within the meaning of REGULATION U of the Board of Governors of the Federal Reserve System, as amended. No part of the proceeds of any LC draft or drawing or Borrowing will be used, directly or indirectly, for a purpose that violates any Law, including, without limitation, REGULATION U.

     7.2 CORPORATE EXISTENCE, GOOD STANDING, AND AUTHORITY. Each Restricted Company is duly organized, validly existing, and in good standing under the Laws of its jurisdiction of incorporation. Except where not a Material Adverse Event, each Restricted Company is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the nature and extent of its business and properties require due qualification and good standing (each of which jurisdictions is identified on SCHEDULE 6, as supplemented from time to time by an amendment to that schedule that is dated, executed, and delivered by Borrower to Agent and Lenders to reflect changes in that schedule as a result of transactions permitted by the Loan Documents). Each Restricted Company possesses all requisite authority and power to conduct its business as is now being conducted and as proposed under the Loan Documents to be conducted and to own and operate its assets as now owned and operated and as proposed to be owned and operated under the Loan Documents.

     7.3 SUBSIDIARIES AND NAMES. SCHEDULE 7.3 -- as supplemented from time to time by an amendment to that schedule that is dated, executed, and delivered by Borrower to Agent and Lenders to reflect changes in that schedule as a result of transactions permitted by the Loan Documents -- describes (a) all of Borrower's direct and indirect Subsidiaries, (b) all Restricted Companies, (c) every name or trade name used by each Restricted Company during the five-year period before the date of this agreement, and (d) every change of each Restricted Subsidiary's name during the four-month period before the date of this agreement. All of the outstanding shares of capital stock (or similar voting interests) of Borrower's Restricted Subsidiaries are (a) duly authorized, validly issued, fully paid, and nonassessable, (b) owned of record and beneficially as described in that schedule or those writings, free and clear of any Liens, EXCEPT Permitted Liens, and (c) not subject to any warrant, option, or other acquisition Right of any Person or subject to any transfer restriction EXCEPT restrictions imposed by securities Laws and general corporate Laws.

     7.4 AUTHORIZATION AND CONTRAVENTION. The execution and delivery by each Restricted Company of each Loan Document to which it is a party and the performance by it of its obligations under those Loan Documents (a) are within its corporate power, (b) have been duly authorized by all necessary corporate action, (c) require no action by or filing with any Tribunal (EXCEPT any action or filing that has been taken or made on or before the Closing Date), (d) do not violate any provision of its charter or bylaws, and (e) do not violate any provision of Law applicable to it or any material agreement to which it is a party EXCEPT violations that individually or collectively are not a Material Adverse Event.

     7.5 BINDING EFFECT. Upon execution and delivery by all parties to it, each Loan Document will constitute a legal and binding obligation of each Restricted Company party to it, enforceable against it in accordance with that Loan Document's terms EXCEPT as that enforceability may be limited by Debtor Laws and general principles of equity.

     7.6 FINANCIALS AND EXISTING DEBT. The Current Financials were prepared in accordance with GAAP and present fairly, in all material respects, the Companies' consolidated financial condition, results of operations, and cash flows as of, and for the portion of the fiscal year ending on their dates (subject only to normal year-end adjustments for interim statements). Except for transactions directly related to, specifically contemplated by, or expressly permitted by the Loan Documents or as disclosed in the reports filed by Borrower pursuant to the SECURITIES AND EXCHANGE ACT OF 1934 and delivered to Agent and Lenders after the date of the Current Financials, no material adverse changes have occurred in the Companies' consolidated financial condition from that shown in the Current Financials.

     7.7   PROJECTIONS.   Although Borrower cannot assure Agent or Lenders that
the Projections will be achieved, the Projections were reasonably based upon the assumptions contained in the Projections, which were reasonable and consistent with each other and with all material facts then known to Borrower and which did not fail to include any other material assumption in order for the Projections to be reasonable.

     7.8 SOLVENCY. On each Borrowing Date and the date any LC is issued, each Restricted Company is -- and after giving effect to the requested Borrowing or LC will be -- Solvent.

     7.9 LITIGATION. Except as disclosed on SCHEDULE 7.9 -- as supplemented from time to time, subject to SECTION 6(e), by an amendment to that schedule that is dated, executed, and delivered by Borrower to Agent and Lenders to reflect changes in that schedule -- and matters covered (subject to reasonable and customary deductible and retention) by insurance or indemnification agreements (a) no Restricted Company is subject to, or aware of the threat of, any Litigation that is reasonably likely to be determined adversely to any Restricted Company and, if so adversely determined, is a Material Adverse Event, and (b) no outstanding and unpaid judgments against any Restricted Company exist that would be a Material Adverse Event.

     7.10 TAXES. EXCEPT where not a Material Adverse Event (a) all Tax returns of each Restricted Company required to be filed have been filed (or extensions have been granted) before delinquency, and (b) all Taxes imposed upon each Restricted Company that are due and payable have been paid before delinquency except as being contested as permitted by SECTION 8.5.

     7.11 ENVIRONMENTAL MATTERS. EXCEPT as disclosed on SCHEDULE 7.11 -- as supplemented from time to time, subject to SECTION 6(E), by an amendment to that schedule that is dated, executed, and delivered by Borrower to Agent and Lenders to reflect changes in that schedule:

           (a) No Company has received notice from any Tribunal that it has actual or potential Environmental Liability and no Company has knowledge that it has any Environmental Liability, which actual or potential Environmental Liability in either case constitutes a Material Adverse Event.

           (b) No Company has received notice from any Tribunal that any Real Property is affected by, and no Company has knowledge that any Real Property is affected by, any Release of any Hazardous Substance which constitutes a Material Adverse Event.

     7.12 EMPLOYEE PLANS. EXCEPT as disclosed on SCHEDULE 7.12 or where not a Material Adverse Event (a) no Employee Plan subject to ERISA has incurred an "ACCUMULATED FUNDING DEFICIENCY" (as defined in SECTION 302 of ERISA or SECTION 512 of the Code), (b) neither Borrower nor any ERISA Affiliate has incurred liability -- EXCEPT for liabilities for premiums that have been paid or that are not past due -- under ERISA to the PBGC in connection with any Employee Plan,
(c) neither Borrower nor any ERISA Affiliate has withdrawn in whole or in part from participation in a Multiemployer Plan in a manner that has given rise to a withdrawal liability under TITLE IV of ERISA, (d) neither Borrower nor any ERISA Affiliate has engaged in any "PROHIBITED TRANSACTION" (as defined in SECTION 406 of ERISA or SECTION 4975 of the Code), (e) no "REPORTABLE EVENT" (AS DEFINED IN
SECTION 4043 of ERISA) has occurred excluding events for which the notice requirement is waived under applicable PBGC regulations, (f) neither Borrower nor any ERISA Affiliate has any liability, or is subject to any Lien, under ERISA or the Code to or on account of any Employee Plan, (g) each Employee Plan subject to ERISA and the Code complies in all material respects, both in form and operation, with ERISA and the Code, and (h) no Multiemployer Plan subject to the Code is in reorganization within the meaning of SECTION 418 of the Code. None of the matters disclosed on SCHEDULE 7.12 give rise to any other "REPORTABLE EVENTS," as defined above.

     7.13 PROPERTIES; LIENS. Each Restricted Company has good and marketable title to all its property reflected on the Current Financials as being owned by it EXCEPT for property that is obsolete or that has been disposed of in the ordinary course of business between the date of the Current Financials and the date of this agreement or, after the date of this agreement, as permitted by
SECTION 9.11 or SECTION 9.12. No Lien exists on any property of any Restricted Company EXCEPT Permitted Liens. No Restricted Company is party or subject to any agreement, instrument, or order which in any way restricts any Restricted Company's ability to allow Liens to exist upon any of its assets EXCEPT relating to Permitted Liens.

     7.14 GOVERNMENT REGULATIONS. No Restricted Company is subject to regulation under the INVESTMENT COMPANY ACT OF 1940, as amended, or the PUBLIC UTILITY HOLDING COMPANY ACT OF 1935, as amended.

     7.15 TRANSACTIONS WITH AFFILIATES. EXCEPT for transactions with other Restricted Companies and as otherwise disclosed on SCHEDULE 7.15 or permitted by
SECTION 9.7, no Restricted Company is a party to a material transaction with any of its Affiliates.

     7.16  DEBT.  No Company has any Debt EXCEPT Permitted Debt.

     7.17 LEASES. EXCEPT where not a Material Adverse Event (a) each Restricted Company enjoys peaceful and undisturbed possession under all leases necessary for the operation of its properties and assets, and (b) all material leases under which any Restricted Company is a lessee are in full force and effect.

     7.18 LABOR MATTERS. EXCEPT where not a Material Adverse Event (a) no actual or threatened strikes, labor disputes, slow downs, walkouts, work stoppages, or other concerted interruptions of operations that involve any employees employed at any time in connection with the business activities or operations at the Real Property exist, (b) hours worked by and payment made to the employees of any Restricted Company or any Predecessor have not been in violation of the FAIR LABOR STANDARDS ACT or any other applicable Laws pertaining to labor matters, (c) all payments due from any Restricted Company for employee health and welfare insurance, including, without limitation, workers compensation insurance, have been paid or accrued as a liability on its books, (d) the business activities and operations of each Company are in compliance with OSHA and other applicable health and safety Laws.

     7.19 INTELLECTUAL PROPERTY. EXCEPT where not a Material Adverse Event (a) each Restricted Company owns or has the right to use all material licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications and trade names necessary to continue to conduct its businesses as presently conducted by it and proposed to be conducted by it immediately after the date of this agreement, (b) each Restricted Company is conducting its business without infringement or claim of infringement of any license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of others, and (c) no infringement or claim of infringement by others of any material license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property of any Restricted Company exists.

     7.20 FULL DISCLOSURE. Borrower's reports filed pursuant to the 1934 Act before the date of this agreement do not contain an untrue statements of material fact and do not omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. All information previously furnished to Agent by or at the direction of a Responsible Officer or the General Counsel of Borrower in connection with the Loan Documents was -- and all information furnished to Agent in the future by or at the direction of a Responsible Officer or the General Counsel of Borrower will be -- true and accurate in all material respects or based on reasonable estimates on the date the information is stated or certified.

SECTION 8 AFFIRMATIVE COVENANTS. For so long as any Lender is committed to lend or issue LCs under this agreement and until the Obligation has been fully paid and performed, Borrower covenants and agrees with Agent and Lenders that, without first obtaining Agent's written notice of Determining Lenders' consent to the contrary:

     8.1 CERTAIN ITEMS FURNISHED. Borrower shall furnish the following to each Lender:

           (a) ANNUAL FINANCIALS, ETC. Promptly after preparation but no later than 90 days (subject to any extensions granted to Borrower by the SEC for filing the related annual report under the 1933 Act and 1934 Act) after the last day of each fiscal year of Borrower, Financials showing the Companies' consolidated financial condition and results of operations as of, and for the year ended on, that last day, accompanied by (i) the opinion, without material qualification, of Ernst & Young or other firm of nationally-recognized independent certified public accountants reasonably acceptable to Determining Lenders, based on an audit using generally accepted auditing standards, that the consolidated portion of those Financials were prepared in accordance with GAAP and present fairly, in all material respects, the Companies' consolidated financial condition and results of operations, and (ii) a Compliance Certificate.

           (b) QUARTERLY FINANCIALS, ETC. Promptly after preparation but no later than 45 days (subject to any extensions granted to Borrower by the SEC for filing the related quarterly report under the 1933 Act and 1934
     Act) after the last day of each of the first three fiscal quarters of Borrower each year, Financials showing the Companies' consolidated financial condition and results of operations for that fiscal quarter and for the period from the beginning of the current fiscal year to the last day of that fiscal quarter, accompanied by (i) a Compliance Certificate
     (ii) a summary form, reasonably acceptable to Agent, of the Companies' accounts-receivable aging, and (iii) a report of revenues, gross margins, and operating profits of the Companies for the prior fiscal quarter on a business-segment basis.

           (c) BORROWING-BASE REPORT. At anytime when a Borrowing-Base Condition exists, promptly after preparation but no later than 30 days after the last day of each calendar month, a Borrowing-Base Report.

           (d) FINANCIAL PROJECTIONS. No later than 120 days after the last day of each fiscal year of the Companies, financial projections of the Companies for the next-succeeding-two-year period following that last day, in the form reasonably satisfactory to Agent, setting forth management's projections for each fiscal quarter of the next-succeeding-fiscal year and on a yearly basis thereafter.

           (e) OTHER REPORTS. Promptly after preparation and distribution, accurate and complete copies of all reports and other material communications about material financial matters or material corporate plans or projections by or for any Company for distribution to any Tribunal or any creditor (i) including, without limitation, each FORM 10-K, 10-Q, and S-8 filed with the Securities and Exchange Commission but (ii) excluding
     (A) credit, trade, and other reports prepared and distributed in the ordinary course of business, and (B) information otherwise furnished to Agent and Lenders under this agreement.

           (f) EMPLOYEE PLANS. As soon as possible and within 30 days after Borrower knows that any event which would constitute a reportable event under SECTION 4043(b) of TITLE IV of ERISA with respect to any Employee Plan subject to ERISA has occurred, or that the PBGC has instituted or will institute proceedings under ERISA to terminate that plan, deliver a certificate of a Responsible Officer of Borrower setting forth details as to that reportable event and the action which Borrower or an ERISA Affiliate, as the case may be, proposes to take with respect to it, together with a copy of any notice of that reportable event which may be required to be filed with the PBGC, or any notice delivered by the PBGC evidencing its intent to institute those proceedings or any notice to the PBGC that the plan is to be terminated, as the case may be. For all purposes of this section, Borrower is deemed to have all knowledge of all facts attributable to the plan administrator under ERISA.

           (g)  OTHER NOTICES.  Notice -- promptly after Borrower knows -- of
     (i) the existence and status of any Litigation that is reasonably likely to be adversely determined and, if determined adversely to any Company, would be a Material Adverse Event, (ii) any change in any material fact or circumstance represented or warranted by any Company in any Loan Document,
     (iii) a Default or Potential Default, specifying the nature thereof and what action the Companies have taken, are taking, or propose to take.

           (h) PART B ON SCHEDULE 6. Promptly as they become available (subject to the other requirements of this agreement), the items, if any, described in PART B on SCHEDULE 6.

           (i) OTHER INFORMATION. Promptly when reasonably requested by Agent or any Lender, such information (not otherwise required to be furnished under this agreement) about any Company's business affairs, assets, and liabilities.

     8.2 USE OF CREDIT. Borrower shall use LCs and the proceeds of Borrowings only for the purposes represented in this agreement.

     8.3 BOOKS AND RECORDS. Each Company shall maintain books, records, and accounts necessary to prepare Financials in accordance with GAAP.

     8.4 INSPECTIONS. Upon reasonable request, each Company shall allow Agent or any Lender (or their respective Representatives) to inspect any of its properties, to review reports, files, and other records and to make and take away copies, to conduct tests or investigations, and to discuss any of its affairs, conditions, and finances with its other creditors, directors, officers, employees, or representatives from time to time, during reasonable business hours. Any reviews and investigations shall be limited to matters relevant to the present or future financial condition of the Companies and their compliance with -- or ability to comply with -- the Loan Documents.

     8.5 TAXES. Each Restricted Company shall promptly pay when due any and all Taxes EXCEPT Taxes that are being contested in good faith by lawful proceedings diligently conducted, against which reserve or other provision required by GAAP has been made, and in respect of which levy and execution of any Lien sufficient to be enforced has been and continues to be stayed.

     8.6 PAYMENT OF OBLIGATION. Each Restricted Company shall promptly pay (or renew and extend) all of its material obligations as they become due (unless the obligations are being contested in good faith by appropriate proceedings).

     8.7 EXPENSES. Within ten Business Days after demand accompanied by an invoice describing the costs, fees, and expenses in reasonable detail, Borrower shall pay (a) all costs, fees, and expenses paid or incurred by Agent incident to any Loan Document (including, without limitation, the reasonable fees and expenses of Agent's counsel in connection with the negotiation, preparation, delivery, and execution of the Loan Documents and any related amendment, waiver, or consent) and (b) all reasonable costs and expenses incurred by Agent or any Lender in connection with the enforcement of the obligations of any Restricted Company under the Loan Documents or the exercise of any Rights under the Loan Documents (including, without limitation, reasonable allocated costs of in-house counsel, other reasonable attorneys' fees, and court costs), all of which are part of the Obligation, bearing interest, (if not paid within ten Business Days after demand accompanied by an invoice describing the costs, fees, and expenses in reasonable detail) at the Default Rate until paid.

     8.8 MAINTENANCE OF EXISTENCE, ASSETS, AND BUSINESS. Each Restricted Company shall (a) EXCEPT in connection with dispositions permitted under SECTION
9.11 and mergers, consolidations, and dissolutions permitted under SECTION 9.12, maintain its corporate existence and good standing in its state of incorporation, and (b) EXCEPT where not a Material Adverse Event (i) maintain its authority to transact business and good standing in all other states, (ii) maintain all licenses, permits, and franchises (including, without limitation, Environmental Permits) necessary for its business, and (iii) keep all of its material assets that are useful in and necessary to its business in good working order and condition (ordinary wear and tear excepted) and make all necessary repairs and replacements.

     8.9 INSURANCE. Each Restricted Company shall, at its cost and expense, maintain with financially sound, responsible, and reputable insurance companies or associations -- or, as to workers' compensation or similar insurance, with an insurance fund or by self-insurance authorized by the jurisdictions in which it operates -- insurance concerning its properties and businesses against casualties and contingencies and of types and in amounts (and with co-insurance and deductibles) as is customary in the case of similar businesses.

     8.10 ENVIRONMENTAL MATTERS. Each Restricted Company shall (a) operate and manage its businesses and otherwise conduct its affairs in compliance with all Environmental Laws and Environmental Permits except to the extent noncompliance does not constitute a Material Adverse Event, (b) promptly deliver to Agent a copy of any notice received from any Tribunal alleging that any Restricted Company is not in compliance with any Environmental Law or Environmental Permit if the allegation constitutes a Material Adverse Event, and (c) promptly deliver to Agent a copy of any notice received from any Tribunal alleging that any Restricted Company has any potential Environmental Liability if the allegation constitutes a Material Adverse Event.

     8.11  SUBSIDIARIES.   In respect of each present and future Subsidiary,
Borrower shall cause each of its present and future Subsidiaries (whether as a result of acquisition, creation, or otherwise) to promptly and fully comply with SECTIONS 5.1 and 5.2 and its capital stock or other equity securities to become subject to Lender Liens as required by SECTION
5.2 EXCEPT to the extent that it is subject to any exceptions in those provisions.

     8.12  INDEMNIFICATION.

           (a) AS USED IN THIS SECTION: (I) "INDEMNITOR" MEANS BORROWER AND (PURSUANT TO ITS GUARANTY) EACH OTHER RESTRICTED COMPANY; (II) "INDEMNITEE" MEANS AGENT, EACH LENDER, EACH PRESENT AND FUTURE AFFILIATE OF AGENT OR ANY LENDER, EACH PRESENT AND FUTURE REPRESENTATIVE OF AGENT, ANY LENDER, OR ANY OF THOSE AFFILIATES, AND EACH PRESENT AND FUTURE SUCCESSOR AND ASSIGN OF AGENT, ANY LENDER, OR ANY OF THOSE AFFILIATES OR REPRESENTATIVES; AND (III) "INDEMNIFIED LIABILITIES" MEANS ALL PRESENT AND FUTURE, KNOWN AND UNKNOWN, FIXED AND CONTINGENT, ADMINISTRATIVE, INVESTIGATIVE, JUDICIAL, AND OTHER CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, INVESTIGATIONS, SUITS, PROCEEDINGS, AMOUNTS PAID IN SETTLEMENT, DAMAGES, JUDGMENTS, PENALTIES, COURT COSTS, LIABILITIES, AND OBLIGATIONS -- AND ALL PRESENT AND FUTURE COSTS, EXPENSES, AND DISBURSEMENTS (INCLUDING, WITHOUT LIMITATION, ALL REASONABLE ATTORNEYS' FEES AND EXPENSES WHETHER OR NOT SUIT OR OTHER PROCEEDING EXISTS OR ANY INDEMNITEE IS PARTY TO ANY SUIT OR OTHER PROCEEDING) IN ANY WAY RELATED TO ANY OF THE FOREGOING -- THAT MAY AT ANY TIME BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST ANY INDEMNITEE AND IN ANY WAY RELATING TO OR ARISING OUT OF ANY (A) LOAN DOCUMENT, TRANSACTION CONTEMPLATED BY ANY LOAN DOCUMENT, COLLATERAL, OR REAL PROPERTY, (B) ENVIRONMENTAL LIABILITY IN ANY WAY RELATED TO ANY COMPANY, PREDECESSOR, COLLATERAL, REAL PROPERTY, OR ACT, OMISSION, STATUS, OWNERSHIP, OR OTHER RELATIONSHIP, CONDITION, OR CIRCUMSTANCE CONTEMPLATED BY, CREATED UNDER, OR ARISING PURSUANT TO OR IN CONNECTION WITH ANY LOAN DOCUMENT, OR (C) INDEMNITEE'S SOLE OR CONCURRENT ORDINARY NEGLIGENCE.

           (b) EACH INDEMNITOR SHALL JOINTLY AND SEVERALLY INDEMNIFY EACH INDEMNITEE FROM AND AGAINST, PROTECT AND DEFEND EACH INDEMNITEE FROM AND AGAINST, HOLD EACH INDEMNITEE HARMLESS FROM AND AGAINST, AND ON DEMAND PAY OR REIMBURSE EACH INDEMNITEE FOR, ALL INDEMNIFIED LIABILITIES.

           (c) THE FOREGOING PROVISIONS (I) ARE NOT LIMITED IN AMOUNT EVEN IF THAT AMOUNT EXCEEDS THE OBLIGATION, (II) INCLUDE, WITHOUT LIMITATION, REASONABLE FEES AND EXPENSES OF ATTORNEYS AND OTHER COSTS AND EXPENSES OF LITIGATION OR PREPARING FOR LITIGATION AND DAMAGES OR INJURY TO PERSONS, PROPERTY, OR NATURAL RESOURCES ARISING UNDER ANY STATUTORY OR COMMON LAW, PUNITIVE DAMAGES, FINES, AND OTHER PENALTIES, AND (III) ARE NOT AFFECTED BY THE SOURCE OR ORIGIN OF ANY HAZARDOUS SUBSTANCE, AND (IV) ARE NOT AFFECTED BY ANY INDEMNITEE'S INVESTIGATION, ACTUAL OR CONSTRUCTIVE KNOWLEDGE, COURSE OF DEALING, OR WAIVER.

           (d) However, no Indemnitee is entitled to be indemnified under the Loan Documents for its own fraud, gross negligence, or wilful misconduct.

           (e) Although failure to do so does not reduce or impair any Indemnitor's obligations under this section (except to the extent that failure prejudices Indemnitors' ability to perform their obligations under this Section) each Indemnitee shall promptly notify Borrower of any event about which the Indemnitee has received written notice and that is reasonably likely to result in any Indemnified Liability. Each Indemnitor may, at its own cost and expense, participate in the defense in any proceeding involving any Indemnified Liability. If no Default or Potential Default exists, Indemnitors may assume the defense in that proceeding on behalf of the applicable Indemnitees, including the employment of counsel if first approved (which approval may not be unreasonably withheld) by the applicable Indemnitees. If Indemnitors assume any defense, they shall keep the applicable Indemnitees fully advised of the status of, and shall consult with those Indemnitees before taking any material position in respect of, that proceeding. If Indemnitors consent or if any Indemnitee reasonably determines that an actual conflict of interests exists between Indemnitors and that Indemnitee with respect to the subject matter of the proceeding or that Indemnitors are not diligently pursuing the defense, then (i) that Indemnitee may -- at Indemnitors' joint and several expense -- employ counsel to represent that Indemnitee that is separate from counsel for Indemnitors or any other Person in that proceeding and (ii) Indemnitors are no longer entitled to assume the defense on behalf of that Indemnitee. However, Indemnitors shall not then be required to pay for more than one counsel for all Indemnitees at any time. No Indemnitor may agree to the settlement of any Indemnified Liability without the prior written consent of the applicable Indemnitees unless that settlement fully relieves those Indemnitees of any liability whatsoever for that Indemnified Liability. If an Indemnitee agrees to the settlement of any Indemnified Liability without the prior written consent -- which may not be unreasonably withheld -- of Indemnitors, then Indemnitors are no longer obligated for that Indemnified Liability in respect of that Indemnitee.

           (f) THE PROVISIONS OF AND INDEMNIFICATION AND OTHER UNDERTAKINGS UNDER THIS SECTION SURVIVE THE FORECLOSURE OF ANY LENDER LIEN OR ANY TRANSFER IN LIEU OF THAT FORECLOSURE, THE SALE OR OTHER TRANSFER OF ANY COLLATERAL OR REAL PROPERTY TO ANY PERSON, THE SATISFACTION OF THE OBLIGATION, THE TERMINATION OF THE LOAN DOCUMENTS, AND THE RELEASE OF ANY OR ALL LENDER LIENS.

SECTION 9 NEGATIVE COVENANTS. For so long as any Lender is committed to lend or issue LCs under this agreement and until the Obligation has been fully paid and performed, Borrower covenants and agrees with Agent and Lenders that, without first obtaining Agent's written notice of Determining Lenders' consent to the contrary:

     9.1 PAYROLL TAXES. No Company may use any proceeds of any Borrowing to pay the wages of employees unless a timely payment to or deposit with the United States of America of all amounts of Tax required to be deducted and withheld with respect to such wages is also made.

     9.2   DEBT.  No Company may:

           (a)  Have any Debt EXCEPT Permitted Debt.

           (b) Prepay or cause to be prepaid any principal of, or any interest on, any of its Funded Debt EXCEPT (i) the Obligation, (ii) the Refinanced Debt, (iii) any of its other Senior Debt if no Default or Potential Default exists, (iv) conversions of Subordinated Debt to equity of Borrower that is not mandatorily redeemable, (v) exchanges of Subordinated Debt for Subordinated Debt, (vi) prepayment of Subordinated Debt with the proceeds of the issuance of additional Subordinated Debt or common stock issued by Borrower, and (vii) any of the Subordinated Debt if (A) no Default or Potential Default exists and (B) in respect of principal prepayments, immediately after giving effect to any principal prepayment, the ratio of the Companies' Senior Debt to EBITDA as of the date of prepayment (calculated on a four-consecutive-quarter basis) would be not MORE THAN
     2.75 to 1.00.

           (c) Amend or modify the terms of any Subordinated Debt to any extent that (i) any of the applicable subordination, payment blockage, or standstill provisions are less favorable to Lenders than exist for the Subordinated Debt on the date of this agreement, (ii) the applicable representations, covenants, events of default, and other provisions are significantly more onerous to Borrower than exist for the Subordinated Debt on the date of this agreement, or (iii) scheduled or mandatory principal or sinking fund payment obligations before November 30, 1998, are made applicable to any Subordinated Debt.

     9.3   [INTENTIONALLY BLANK]

     9.4 CAPITAL EXPENDITURES. No Restricted Company may make expenditures for the acquisition, construction, improvement, or replacement of land, buildings, equipment, or other fixed or capital assets or leaseholds (excluding expenditures properly chargeable to repairs or maintenance) EXCEPT (a) Permitted-Capital Expenditures, and (b) to the extent applicable, Permitted Acquisitions and transactions permitted under SECTION 9.9.

     9.5 LIENS. No Company may (a) create, incur, or suffer or permit to be created or incurred or to exist any Lien upon any of its assets except Permitted Liens or (b) enter into or permit to exist any arrangement or agreement that directly or indirectly prohibits any Company from creating or incurring any Lien on any of its assets (i) EXCEPT the Loan Documents, (ii) any lease that places a Lien prohibition on only the property subject to that lease, and (iii) arrangements and agreements that apply only to property subject to Permitted Liens.

     9.6 EMPLOYEE PLANS. EXCEPT as disclosed on SCHEDULE 7.12 or where not a Material Adverse Event, no Restricted Company may permit any of the events or circumstances described in SECTION 7.12 to exist or occur.

     9.7 TRANSACTIONS WITH AFFILIATES. No Restricted Company may enter into any material transaction with any of its Affiliates EXCEPT (a) those described on SCHEDULE 7.15, (b) transactions between one or more Restricted Companies, (c) transactions (other than Investments) between Restricted Companies and Unrestricted Companies in the ordinary course of business and on terms consistent with past practices, (d) transactions permitted under SECTIONS 9.2 or 9.9, (e) transactions in the ordinary course of business and upon fair and reasonable terms not materially less favorable than it could obtain or could become entitled to in an arm's-length transaction with a Person that was not its Affiliate, (f) transactions specifically approved by Borrower's shareholders, and (g) compensation arrangements in the ordinary course of business with directors and officers of the Companies.

     9.8 COMPLIANCE WITH LAWS AND DOCUMENTS. No Restricted Company may (a) violate the provisions of any Laws (including, without limitation, OSHA and Environmental Laws) applicable to it or of any material agreement to which it is a party if that violation alone, or when aggregated with all other violations, would be a Material Adverse Event, (b) violate in any material respect any provision of its charter or bylaws, or (c) repeal, replace, or amend any provision of its charter or bylaws if that action would be a Material Adverse Event.

     9.9 INVESTMENTS. EXCEPT those described on SCHEDULE 9.9, no Restricted Company may make any Investments.

     9.10 DISTRIBUTIONS. No Restricted Company may declare, make, or pay any Distribution EXCEPT (i) Distributions paid in the form of additional equity that is not mandatorily redeemable, (ii) Distributions to any other Restricted Company, and (iii) other Distributions by Borrower SO LONG AS immediately after giving effect to any such other Distribution, no Default or Potential Default exists and the ratio of the Companies' Funded Debt to Capitalization is not MORE THAN 0.55 to 1.00.

     9.11 DISPOSITION OF ASSETS. No Restricted Company may sell, assign, lease, transfer, or otherwise dispose of any of its assets (including, without limitation, equity interests in any other Company) EXCEPT (a) sales and dispositions in the ordinary course of business for a fair and adequate consideration, (b) sales of assets which are obsolete or are no longer in use and which are not significant to the continuation of that Restricted Company's business, (c) sales of assets (i) obtained as the result of mergers and consolidations permitted under this agreement and Permitted Acquisitions and
(ii) which are unnecessary to that Restricted Companies' business operations,
(d) sales and dispositions from any Restricted Company to any other Restricted Company, (e) sales and dispositions of Divestiture Assets, (f) dispositions of assets where substantially similar assets have been or are being acquired, (g) dispositions of equity interest of any Company that is not a Restricted Company, and (h) dispositions of assets, the net proceeds of which do not exceed $20,000,000 in any fiscal year.

     9.12 MERGERS, CONSOLIDATIONS, AND DISSOLUTIONS. No Restricted Company may merge or consolidate with any other Person or dissolve EXCEPT:

           (a) if no Default or Potential Default exists or will exist as a result of it, any merger or consolidation (i) between Restricted Companies (SO LONG AS, if Borrower is involved, it is the survivor), or (ii) in connection with any Permitted Acquisition if the survivor is, or concurrently with that Permitted Acquisition becomes, a Restricted Company; and

           (b) dissolution of any Restricted Company (OTHER THAN Borrower) if substantially all of its assets have been conveyed to any other Restricted Company or disposed of as permitted in SECTION 9.11.

      9.13 ASSIGNMENT. No Restricted Company may assign or transfer any of its Rights, duties, or obligations under any of the Loan Documents.

     9.14 FISCAL YEAR AND ACCOUNTING METHODS. No Restricted Company may change its fiscal year for accounting purposes or any material aspect of its method of accounting EXCEPT to conform any new Subsidiary's accounting methods to Borrower's accounting methods.

     9.15 NEW BUSINESSES. No Restricted Company may engage in any business EXCEPT the businesses in which it is presently engaged and any other reasonably related business.

     9.16 GOVERNMENT REGULATIONS. No Restricted Company may conduct its business in a way that it becomes regulated under the INVESTMENT COMPANY ACT OF 1940, as amended, or the PUBLIC UTILITY HOLDING COMPANY ACT OF 1935, as amended.

     9.17 STRICT COMPLIANCE. No Restricted Company may indirectly do anything that it may not directly do under any covenant in any Loan Document.

SECTION 10 FINANCIAL COVENANTS. For so long as any Lender is committed to lend or issue LCs under this agreement and until the Obligation has been fully paid and performed, Borrower covenants and agrees with Agent and Lenders that, without first obtaining Agent's written notice of Determining Lenders' consent to the contrary, it may not directly or indirectly permit:

     10.1 TANGIBLE-NET WORTH. The Companies' Tangible-Net Worth -- determined as of the last day of each fiscal quarter of Borrower -- to be LESS than the SUM of (a) $100,000,000, PLUS (b) 50% of the Companies' cumulative Net Income (without deduction for losses) after December 31, 1994, PLUS (c) 75% of the net (I.E., gross less usual and customary underwriting, placement, and other related costs and expenses) proceeds of the issuance of any equity securities by Borrower after the date of this agreement.

     10.2 CURRENT RATIO. The ratio -- determined as of the last day of each fiscal quarter of Borrower -- of the Companies' consolidated current assets to current liabilities (EXCLUDING current maturities of term Funded Debt) to be LESS than 1.75 to 1.00.

     10.3 FUNDED DEBT/CAPITALIZATION. The ratio -- determined as of the last day of each fiscal quarter of Borrower -- of the Companies' Funded Debt to Capitalization to EXCEED (a) after the Release Ratio has been achieved and Agent has released the Collateral under SECTION 5.2(a), 0.65 to 1.00 and (b) otherwise:


- -------------------------------------------------------------------------
- -------------------------------------------------------------------------
             Quarters Ending                                   Ratio
- -------------------------------------------------------------------------
- -------------------------------------------------------------------------
 3/31/95 through 12/31/95                                   0.80 to 1.00
- -------------------------------------------------------------------------
 3/31/96 through 9/30/96                                    0.75 to 1.00
- -------------------------------------------------------------------------
 12/31/96 through 9/30/97                                   0.70 to 1.00
- -------------------------------------------------------------------------
 12/31/97 and each fiscal quarter after that                0.65 to 1.00
- -------------------------------------------------------------------------
- -------------------------------------------------------------------------


     10.4  DEBT/EBITDA.

           (a) The ratio of the Companies' Funded Debt as of the last day of each fiscal quarter (commencing with the quarter of Borrower ending June 30, 1995) to EBITDA (calculated only in respect of assets owned by the Companies at the end of the applicable period) for the 12-month period ending on that last day to EXCEED (i) after the Release Ratio has been achieved and Agent has released the Collateral under SECTION 5.2(a), 3.25 to 1.00 and (ii) otherwise, 4.25 to 1.00.

           (b) The ratio of the Companies' Senior Debt as of the last day of each fiscal quarter of Borrower (commencing with the quarter ending June 30, 1995) to EBITDA (calculated only in respect of assets owned by the Companies at the end of the applicable period) for the 12-month period ending on that last day to EXCEED 2.75 to 1.00.

     10.5  FIXED-CHARGE COVERAGE.

           (a) The ratio -- determined as of the last day of each fiscal quarter (commencing June 30, 1995) of Borrower for the four quarters then ended -- of the Companies' EBIT to Interest Expense to be LESS THAN:


- -------------------------------------------------------------------------
- -------------------------------------------------------------------------
             Quarters Ending                                   Ratio
- -------------------------------------------------------------------------
- -------------------------------------------------------------------------
 6/30/95 through 9/30/95                                    1.55 to 1.00
- -------------------------------------------------------------------------
 12/31/95 through 3/31/96                                   1.60 to 1.00
- -------------------------------------------------------------------------



                                       39


- -------------------------------------------------------------------------
 6/30/96 and each quarter ending after that                 1.80 to 1.00
- -------------------------------------------------------------------------
- -------------------------------------------------------------------------


           (b) Until the Term Loan has been fully paid, the ratio -- determined as of the last day of each fiscal quarter (commencing June 30, 1995) of Borrower for the four quarters then ended -- of the Companies' (i) EBIT to
     (ii) the SUM of Interest Expense PLUS scheduled maturities of Debt for that period (including, without limitation, the principal component of Capital Leases but excluding Refinanced Debt and amounts prepaid on Funded Debt permitted by this agreement to be prepaid) to be LESS THAN 1.20 to 1.00.

SECTION 11 DEFAULT. The term "DEFAULT" means the occurrence of any one or more of the following:

     11.1 PAYMENT OF OBLIGATION. Borrower's failure or refusal to pay (a) principal of any Note or any LC Exposure or any part thereof on or before the date due or (b) any other part of the Obligation on or before three Business Days after the date due.

     11.2 COVENANTS. Any Company's failure or refusal to punctually and properly perform, observe, and comply with any covenant (OTHER THAN covenants to pay the Obligation) applicable to it:

           (a)  In SECTIONS 8.2, 8.8(a), 9.1, 9.2, 9.4 through 9.7, 9.9 through
     9.13, 9.16, 9.17 (to the extent related to any of the foregoing), or 10; or

           (b) In SECTIONS 8.1 or 8.11, and that failure or refusal continues for ten days after the earlier of EITHER any Company knows of it OR any Company is notified of it by Agent or any Lender; or

           (c) In any other provision of any Loan Document, and that failure or refusal continues for 30 days after the earlier of EITHER any Company knows of it OR any Company is notified of it by Agent or any Lender; or

     11.3 DEBTOR RELIEF. Any Restricted Company (a) is not Solvent, (b) fails to pay its Debts generally as they become due, (c) voluntarily seeks, consents to, or acquiesces in the benefit of any Debtor Relief Law, or (d) becomes a party to or is made the subject of any proceeding provided for by any Debtor Relief Law -- EXCEPT as a creditor or claimant -- that could suspend or otherwise adversely affect the Rights of Agent or any Lender granted in the Loan Documents (UNLESS, if the proceeding is involuntary, the applicable petition is dismissed within 60 days after its filing).

     11.4 JUDGMENTS AND ATTACHMENTS. Where the amounts in controversy or of any judgments, as the case may be, exceed -- from and after the Closing Date and individually or collectively for all of the Restricted Companies -- $5,000,000, the Restricted Companies fail (a) to have discharged, within 60 days after its commencement, any attachment, sequestration, or similar proceeding against any assets of any Restricted Company or (b) to pay any money judgment against any Restricted Company within ten days before the date on which any Restricted Company's assets may be lawfully sold to satisfy that judgment.

     11.5 GOVERNMENT ACTION. Where EITHER it is a Material Adverse Event OR the fair value of the assets involved exceed -- from and after the Closing Date and individually or collectively for all of the Restricted Companies -- (a) $50,000,000 in respect of a final non-appealable order is issued by any Tribunal (including, but not limited to, the United States Justice Department) seeking to cause any Company to divest a significant portion of its assets under any antitrust, restraint of trade, unfair competition, industry regulation, or similar Laws, or
(b) $5,000,000 in respect of any Tribunal condemning, seizing, or otherwise appropriating, or taking custody or control of all or any substantial portion of any Restricted Company's assets.

     11.6 MISREPRESENTATION. Any material representation or warranty made by any Company in any Loan Document at any time proves to have been materially incorrect when made.

     11.7 OWNERSHIP OF COMPANIES. EXCEPT as a result of transactions permitted by this agreement and to the extent ownership by third parties is required by applicable Law in respect of any Foreign-Restricted Company, one or more Restricted Companies fail to own, beneficially and of record, with power to vote, 100% of the issued and outstanding shares of capital stock of each other Restricted Company OTHER THAN Borrower.

     11.8 CHANGE OF CONTROL OF BORROWER. The individuals who, as of the date of this agreement, constitute the members of Borrower's board of directors (for purposes of this SECTION 11.8, the "INCUMBENT BOARD") do not constitute or cease for any reason to constitute at least 50% of:

           (a)  Borrower's board of directors; or

           (b) The surviving corporation's board of directors in the event of any merger or consolidation (if permitted by SECTION 9.12) involving Borrower; or

           (c) The controlling entity's board of directors, the comparable body if there is no board of directors, or voting control if there is no comparable body, in the event that the surviving corporation under CLAUSE
     (B) above is directly or indirectly controlled by that entity.

For purposes of this SECTION 11.8, any individual who becomes a member of the board of directors or comparable body or who obtains a voting interest, as applicable under CLAUSES (a), (b), or (c) above, after the date of this agreement and whose appointment to the board, or nomination for election, was approved or ratified by a vote of the individuals comprising at least 50% of the incumbent board shall be deemed to be a member of the incumbent board.

     11.9 OTHER FUNDED DEBT. In respect of any Funded Debt (OTHER THAN the Obligation) individually or collectively of at least $10,000,000 (a) any Restricted Company fails to make any payment when due, or (b) any default or other event or condition occurs or exists (OTHER THAN a mandatory prepayment as a result of disposition of assets if permitted by the Loan Documents) beyond the applicable grace or cure period, the effect of which is to cause or to permit any holder of that Funded Debt to cause -- whether or not it elects to cause -- any of that Funded Debt to become due before its stated maturity or regularly scheduled payment dates, or (c) any of that Funded Debt is declared to be due and payable or required to be prepaid by any Restricted Company before its stated maturity (OTHER THAN a mandatory prepayment as a result of disposition of assets or "CASH SWEEP" provisions to the extent, in each case, permitted by the Loan Documents).

     11.10 SEC REPORTING REQUIREMENTS. Borrower fails to comply with any applicable reporting requirements of the SECURITIES EXCHANGE ACT OF 1934, as amended, for which the failure to report would constitute a Material Adverse Event.

     11.11 VALIDITY AND ENFORCEABILITY. Once executed, this agreement, any Note, any LC Agreement, any Guaranty, or any Security Agreement ceases to be in full force and effect in any material respect or is declared to be null and void or its validity or enforceability is contested in writing by any Restricted Company party to it or any Restricted Company party to it denies in writing that it has any further liability or obligations under it EXCEPT in accordance with that document's express provisions or as the appropriate parties under SECTION 14.8 below may otherwise agree in writing.

     11.12 LCs. Agent is served with, or becomes subject to, a court order, injunction, or other process or decree restraining or seeking to restrain it from paying any amount under any LC and EITHER (a) a drawing has occurred under the LC, and Borrower has refused to reimburse the Issuing Lender for payment, OR
(b) the expiration date of the LC has occurred, but the Right of the beneficiary to draw under the LC has been extended past the Stated-Termination Date in connection with the pendency of the related court action or proceeding, and Borrower has failed to deposit with Agent cash collateral in an amount equal to the Issuing Lender's maximum exposure under the LC.

SECTION 12  RIGHTS AND REMEDIES.

     12.1  REMEDIES UPON DEFAULT.

           (a) DEBTOR RELIEF. If a Default exists under SECTION 11.3, the commitment to extend credit under this agreement automatically terminates, the entire unpaid balance of the Obligation automatically becomes due and payable without any action of any kind whatsoever.

           (b)  OTHER DEFAULTS.  If any Default exists, subject to the terms of
     SECTION 13.5(B), Agent may (with the consent of, and must, upon the request of, Determining Lenders), do any one or more of the following: (i) If the maturity of the Obligation has not already been accelerated under SECTION 12.1(A), declare the entire unpaid balance of all or any part of the Obligation immediately due and payable, whereupon it is due and payable;
     (ii) terminate the commitments of Lenders to extend credit under this agreement; (iii) reduce any claim to judgment; (iv) demand payment of an amount equal to the LC Exposure then existing and retain as collateral for the LC Exposure any amounts received from any Company, from any property of any Company, through offset, or otherwise; and (v) exercise any and all other legal or equitable Rights afforded by the Loan Documents, by applicable Laws, or in equity.

           (c) OFFSET. If a Default exists, to the extent permitted by applicable Law, each Lender may exercise the Rights of offset and banker's lien against each and every account and other property, or any interest therein, which any Restricted Company may now or hereafter have with, or which is now or hereafter in the possession of, that Lender to the extent of the full amount of the Obligation owed to that Lender.

     12.2 COMPANY WAIVERS. To the extent permitted by Law, Borrower and (pursuant to its Guaranty) each other Restricted Company waives presentment and demand for payment, protest, notice of intention to accelerate, notice of acceleration, and notice of protest and nonpayment, and agrees that its liability with respect to all or any part of the Obligation is not affected by any renewal or extension in the time of payment of all or any part of the Obligation, by any indulgence, or by any release or change in any security for the payment of all or any part of the Obligation.

      12.3 PERFORMANCE BY AGENT. If any Company's covenant, duty, or agreement is not performed in accordance with the terms of the Loan Documents, Agent may, while a Default exists, at its option (but subject to the approval of Determining Lenders), perform or attempt to perform that covenant, duty, or agreement on behalf of that Company (and any amount expended by Agent in its performance or attempted performance is payable by the Companies, jointly and severally, to Agent on demand, becomes part of the Obligation, and bears interest at the Default Rate from the date of

Agent's expenditure until paid). However, Agent does not assume and shall never have, except by its express written consent, any liability or responsibility for the performance of any Company's covenants, duties, or agreements.

     12.4 NOT IN CONTROL. Nothing in any Loan Documents gives or may be deemed to give to Agent or any Lender the Right to exercise control over any Company's Real Property, other assets, affairs, or management or to preclude or interfere with any Company's compliance with any Law or require any act or omission by any Company that may be harmful to Persons or property. Any "MATERIAL ADVERSE EVENT" or other materiality or substantiality qualifier of any representation, warranty, covenant, agreement, or other provision of any Loan Document is included for credit documentation purposes only and does not imply or be deemed to mean that Agent or any Lender acquiesces in any non-compliance by any Company with any Law, document, or otherwise or does not expect the Companies to promptly, diligently, and continuously carry out all appropriate removal, remediation, compliance, closure, or other activities required or appropriate in accordance with all Environmental Laws. Agent's and Lenders' power is limited to the Rights provided in the Loan Documents. All of those Rights exist solely -- and may be exercised in manner calculated by Agent or Lenders in their respective good faith business judgment -- to preserve and protect the Collateral and to assure payment and performance of the Obligation.

     12.5 COURSE OF DEALING. The acceptance by Agent or Lenders of any partial payment on the Obligation is not a waiver of any Default then existing. No waiver by Agent, Determining Lenders, or Lenders of any Default is a waiver of any other then-existing or subsequent Default. No delay or omission by Agent, Determining Lenders, or Lenders in exercising any Right under the Loan Documents impairs that Right or is a waiver thereof or any acquiescence therein, nor will any single or partial exercise of any Right preclude other or further exercise thereof or the exercise of any other Right under the Loan Documents or otherwise.

     12.6 CUMULATIVE RIGHTS. All Rights available to Agent, Determining Lenders, and Lenders under the Loan Documents are cumulative of and in addition to all other Rights granted to Agent, Determining Lenders, and Lenders at law or in equity, whether or not the Obligation are due and payable and whether or not Agent, Determining Lenders, or Lenders have instituted any suit for collection, foreclosure, or other action in connection with the Loan Documents.

     12.7 APPLICATION OF PROCEEDS. Any and all proceeds ever received by Agent or Lenders from the exercise of any Rights pertaining to the Obligation shall be applied to the Obligation according to SECTION 3.

     12.8 CERTAIN PROCEEDINGS. Borrower shall promptly execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments, registration statements, and all other documents and papers Agent or Determining Lenders reasonably request in connection with the obtaining of any consent, approval, registration (OTHER THAN securities Law registrations), qualification, permit, license, or authorization of any Tribunal or other Person necessary or appropriate for the effective exercise of any Rights under the Loan Documents. Because Borrower agrees that Agent's and Determining Lenders' remedies at Law for failure of Borrower to comply with the provisions of this section would be inadequate and that failure would not be adequately compensable in damages, Borrower agrees that the covenants of this section may be specifically enforced.


      12.9 EXPENDITURES BY LENDERS. Any sums spent by Agent or any Lender in the exercise of any Right under any Loan Document is payable by the Companies to Agent within five Business Days after demand, becomes part of the Obligation, and bears interest at the Default Rate from the date spent until the date repaid.

     12.10 DIMINUTION IN VALUE OF COLLATERAL. Neither Agent nor any Lender has any liability or responsibility whatsoever for any diminution in or loss of value of any collateral now or in the future securing payment or performance of any of the Obligation (OTHER THAN diminution in or loss of value caused by its own gross negligence or willful misconduct).

SECTION 13  AGENT AND LENDERS.

     13.1  AGENT.

           (a) APPOINTMENT. Each Lender appoints Agent (including, without limitation, each successor Agent in accordance with this SECTION 13) as its nominee and agent to act in its name and on its behalf (and Agent and each such successor accepts that appointment): (i) To act as its nominee and on its behalf in and under all Loan Documents; (ii) to arrange the means whereby its funds are to be made available to Borrower under the Loan Documents; (iii) to take any action that it properly requests under the Loan Documents (subject to the concurrence of other Lenders as may be required under the Loan Documents); (iv) to receive all documents and items to be furnished to it under the Loan Documents; (v) to be the secured party, mortgagee, beneficiary, recipient, and similar party in respect of any collateral for the benefit of Lenders; (vi) to promptly distribute to it all material information, requests, documents, and items received from Borrower under the Loan Documents; (vii) to promptly distribute to it its ratable part of each payment or prepayment (whether voluntary, as proceeds of collateral upon or after foreclosure, as proceeds of insurance thereon, or otherwise) in accordance with the terms of the Loan Documents; and
     (viii) to deliver to the appropriate Persons requests, demands, approvals, and consents received from it. However, Agent may not be required to take any action that exposes it to personal liability or that is contrary to any Loan Document or applicable Law.

           (b) SUCCESSOR. Agent may assign all of its Rights and obligations as Agent under the Loan Documents to any of its Affiliates, which Affiliate shall then be the successor Agent under the Loan Documents. Agent may also voluntarily resign and shall resign upon the request of Determining Lenders for cause (I.E., Agent is continuing to fail to perform its responsibilities as Agent under the Loan Documents). If the initial or any successor Agent ever ceases to be a party to this agreement or if the initial or any successor Agent ever resigns (whether voluntarily or at the request of Determining Lenders), then Determining Lenders shall (which, if no Default or Potential Default exists, is subject to Borrower's approval that may not be unreasonably withheld) appoint the successor Agent from among Lenders (OTHER THAN the resigning Agent). If Determining Lenders fail to appoint a successor Agent within 30 days after the resigning Agent has given notice of resignation or Determining Lenders have removed the resigning Agent, then the resigning Agent may, on behalf of Lenders, appoint a successor Agent, which must be a commercial bank having a combined capital and surplus of at least $1,000,000,000 (as shown on its most recently published statement of condition). Upon its acceptance of appointment as successor Agent, the successor Agent succeeds to and becomes vested with all of the Rights of the prior Agent, and the prior Agent is discharged from its duties and obligations of Agent under the Loan Documents, and each Lender shall execute the documents that any Lender, the resigning or removed Agent, or the successor Agent reasonably request to reflect the change. After any Agent's resignation or removal as Agent under the Loan Documents, the provisions of this section inure to its benefit as to any actions taken or not taken by it while it was Agent under the Loan Documents.

           (c) RIGHTS AS LENDER. Agent, in its capacity as a Lender, has the same Rights under the Loan Documents as any other Lender and may exercise those Rights as if it were not acting as Agent. The term "LENDER", unless the context otherwise indicates, includes Agent. Agent's resignation or removal does not impair or otherwise affect any Rights that it has or may have in its capacity as an individual Lender. Each Lender and Borrower agree that Agent is not a fiduciary for Lenders or for Borrower but is simply acting in the capacity described in this agreement to alleviate administrative burdens for Borrower and Lenders, that Agent has no duties or responsibilities to Lenders or Borrower except those expressly set forth in the Loan Documents, and that Agent in its capacity as a Lender has the same Rights as any other Lender.

           (d) OTHER ACTIVITIES. Agent or any Lender may now or in the future be engaged in one or more loan, letter of credit, leasing, or other financing transactions with Borrower, act as trustee or depositary for Borrower, or otherwise be engaged in other transactions with Borrower (collectively, the "OTHER ACTIVITIES") not the subject of the Loan Documents. Without limiting the Rights of Lenders specifically set forth in the Loan Documents, neither Agent nor any Lender is responsible to account to the other Lenders for those other activities, and no Lender shall have any interest in any other Lender's activities, any present or future guaranties by or for the account of Borrower that are not contemplated by or included in the Loan Documents, any present or future offset exercised by Agent or any Lender in respect of those other activities, any present or future property taken as security for any of those other activities, or any property now or hereafter in Agent's or any other Lender's possession or control that may be or become security for the obligations of Borrower arising under the Loan Documents by reason of the general description of indebtedness secured or of property contained in any other agreements, documents, or instruments related to any of those other activities (but, if any payments in respect of those guaranties or that property or the proceeds thereof is applied by Agent or any Lender to reduce the Obligation, then each Lender is entitled to share ratably in the application as provided in the Loan Documents).

     13.2 EXPENSES. Each Lender shall pay its Pro Rata Part of any reasonable expenses (including, without limitation, court costs, reasonable attorneys' fees and other costs of collection) incurred by Agent or any Issuing Lender (while acting in such capacity) in connection with any of the Loan Documents if Agent or the Issuing Lender is not reimbursed from other sources within 30 days after incurrence. Each Lender is entitled to receive its Pro Rata Part of any reimbursement that it makes to Agent or an Issuing Lender if Agent or the Issuing Lender is subsequently reimbursed from other sources.

     13.3 PROPORTIONATE ABSORPTION OF LOSSES. Except as otherwise provided in the Loan Documents, nothing in the Loan Documents gives any Lender any advantage over any other Lender insofar as the Obligation is concerned or relieves any Lender from ratably absorbing any losses sustained with respect to the Obligation (except to the extent unilateral actions or inactions by any Lender result in Borrower or any other obligor on the Obligation having any credit, allowance, setoff, defense, or counterclaim solely with respect to all or any part of that Lender's Pro Rata Part of the Obligation).

     13.4 DELEGATION OF DUTIES; RELIANCE. Lenders may perform any of their duties or exercise any of their Rights under the Loan Documents by or through Agent, and Lenders and Agent may perform any of their duties or exercise any of their Rights under the Loan Documents by or through their respective Representatives. Agent, Lenders, and their respective Representatives (a) are entitled to rely upon (and shall be protected in relying upon) any written or oral statement believed by it or them to be genuine and correct and to have been signed or made by the proper Person and, with respect to legal matters, upon opinion of counsel selected by Agent or that Lender (but nothing in this CLAUSE
(a) permits Agent to rely on (i) oral statements if a writing is required by this agreement or

(ii) any other writing if a specific writing is required by this agreement), (b) are entitled to deem and treat each Lender as the owner and holder of its portion of the Obligation for all purposes until, written notice of the assignment or transfer is given to and received by Agent (and any request, authorization, consent, or approval of any Lender is conclusive and binding on each subsequent holder, assignee, or transferee of or Participant in that Lender's portion of the Obligation until that notice is given and received), (c) are not deemed to have notice of the occurrence of a Default unless a responsible officer of Agent, who handles matters associated with the Loan Documents and transactions thereunder, has actual knowledge or Agent has been notified by a Lender or Borrower, and (d) are entitled to consult with legal counsel (including counsel for Borrower), independent accountants, and other experts selected by Agent and are not liable for any action taken or not taken in good faith by it in accordance with the advice of counsel, accountants, or experts.

     13.5  LIMITATION OF AGENT'S LIABILITY.

           (a) EXCULPATION. Neither Agent nor any of its Affiliates or Representatives will be liable for any action taken or omitted to be taken by it or them under the Loan Documents in good faith and believed by it or them to be within the discretion or power conferred upon it or them by the Loan Documents or be responsible for the consequences of any error of judgment (except for fraud, gross negligence, or willful misconduct), and neither Agent nor any of its Affiliates or Representatives has a fiduciary relationship with any Lender by virtue of the Loan Documents (but nothing in this agreement negates the obligation of Agent to account for funds received by it for the account of any Lender).

           (b) INDEMNITY. Unless indemnified to its satisfaction against loss, cost, liability, and expense, Agent may not be compelled to do any act under the Loan Documents or to take any action toward the execution or enforcement of the powers thereby created or to prosecute or defend any suit in respect of the Loan Documents. If Agent requests instructions from Lenders, or Determining Lenders, as the case may be, with respect to any act or action in connection with any Loan Document, Agent is entitled to refrain (without incurring any liability to any Person by so refraining) from that act or action unless and until it has received instructions. In no event, however, may Agent or any of its Representatives be required to take any action that it or they determine could incur for it or them criminal or onerous civil liability. Without limiting the generality of the foregoing, no Lender has any right of action against Agent as a result of Agent's acting or refraining from acting under this agreement in accordance with instructions of Determining Lenders.

           (c) RELIANCE. Agent is not responsible to any Lender or any Participant for, and each Lender represents and warrants that it has not relied upon Agent in respect of, (i) the creditworthiness of any Company and the risks involved to that Lender, (ii) the effectiveness, enforceability, genuineness, validity, or the due execution of any Loan Document (EXCEPT by Agent), (iii) any representation, warranty, document, certificate, report, or statement made therein (EXCEPT by Agent) or furnished thereunder or in connection therewith, (iv) the adequacy of any collateral now or hereafter securing the Obligation or the existence, priority, or perfection of any Lien now or hereafter granted or purported to be granted on the collateral under any Loan Document, or (v) observation of or compliance with any of the terms, covenants, or conditions of any Loan Document on the part of any Company. EACH LENDER AGREES TO INDEMNIFY AGENT AND ITS REPRESENTATIVES AND HOLD THEM HARMLESS FROM AND AGAINST (BUT LIMITED TO SUCH LENDER'S COMMITMENT PERCENTAGE OF) ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, REASONABLE EXPENSES, AND REASONABLE DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER THAT MAY BE IMPOSED ON, ASSERTED AGAINST, OR INCURRED BY THEM IN ANY

     WAY RELATING TO OR ARISING OUT OF THE LOAN DOCUMENTS OR ANY ACTION TAKEN OR OMITTED BY THEM UNDER THE LOAN DOCUMENTS IF AGENT AND ITS REPRESENTATIVES ARE NOT REIMBURSED FOR SUCH AMOUNTS BY ANY COMPANY. ALTHOUGH AGENT AND ITS REPRESENTATIVES HAVE THE RIGHT TO BE INDEMNIFIED UNDER THIS AGREEMENT FOR ITS OR THEIR OWN ORDINARY NEGLIGENCE, AGENT AND ITS REPRESENTATIVES DO NOT HAVE THE RIGHT TO BE INDEMNIFIED UNDER THIS AGREEMENT FOR ITS OR THEIR OWN FRAUD, GROSS NEGLIGENCE, OR WILLFUL MISCONDUCT.

     13.6 DEFAULT. While a Default exists, Lenders agree to promptly confer in order that Determining Lenders or Lenders, as the case may be, may agree upon a course of action for the enforcement of the Rights of Lenders. Agent is entitled to act or refrain from taking any action (without incurring any liability to any Person for so acting or refraining) unless and until it has received instructions from Determining Lenders. In actions with respect to any Company's property, Agent is acting for the ratable benefit of each Lender.

     13.7  COLLATERAL MATTERS.

           (a) Each Lender authorizes and directs Agent to enter into the Loan Documents for the Lender Liens and agrees that any action taken by Agent concerning any Collateral (with the consent or at the request of Determining Lenders) in accordance with any Loan Document, that Agent's exercise (with the consent or at the request of Determining Lenders) of powers concerning the Collateral in any Loan Document, and that all other reasonably incidental powers are authorized and binding upon all Lenders.

           (b) Agent is authorized on behalf of all Lenders, without the necessity of any notice to or further consent from any Lender, from time to time before a Default or Potential Default, to take any action with respect to any Collateral or Loan Documents related to Collateral that may be necessary to perfect and maintain perfected the Lender Liens upon the Collateral.

           (c) Except to use the same standard of care that it ordinarily uses for collateral for its sole benefit, Agent has no obligation whatsoever to any Lender or to any other Person to assure that the Collateral exists or is owned by any Company or is cared for, protected, or insured or has been encumbered or that the Lender Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority.

           (d) Agent shall exercise the same care and prudent judgment with respect to the Collateral and the Loan Documents as it normally and customarily exercises in respect of similar collateral and security documents.

           (e) Lenders irrevocably authorize Agent, at its option and in its discretion, to release any Lender Lien upon any Collateral (i) in accordance with SECTION 5.5, (ii) constituting property being disposed of as permitted under any Loan Document, (iii) constituting property in which no Company owned any interest at the time the Lender Lien was granted or at any time after that, (iv) constituting property leased to any Company under a lease that has expired or been terminated in a transaction permitted under the Loan Documents or is about to expire and that has not been, and is not intended by that Company to be, renewed, (v) consisting of an instrument evidencing Debt pledged to Agent (for the benefit of Lenders), if the underlying Debt has been paid in full, or (vi) if approved, authorized, or ratified in writing by Lenders. Upon request by Agent at any time, Lenders shall confirm in writing Agent's authority to release particular types or items of Collateral under this CLAUSE (e).

     13.8 LIMITATION OF LIABILITY. No Lender or any Participant will incur any liability to any other Lender or Participant except for acts or omissions in bad faith, and neither Agent nor any Lender or Participant will incur any liability to any other Person for any act or omission of any other Lender or any Participant.

     13.9 RELATIONSHIP OF LENDERS. The Loan Documents do not create a partnership or joint venture among Agent and Lenders or among Lenders.

     13.10 BENEFITS OF AGREEMENT. None of the provisions of this section inure to the benefit of any Company or any other Person EXCEPT Agent and Lenders. Therefore, no Company or any other Person is responsible or liable for, entitled to rely upon, or entitled to raise as a defense -- in any manner whatsoever -- the failure of Agent or any Lender to comply with these provisions.

SECTION 14  MISCELLANEOUS.

     14.1 NONBUSINESS DAYS. Any payment or action that is due under any Loan Document on a non-Business Day may be delayed until the next-succeeding Business Day (but interest shall continue to accrue on any applicable payment until payment is in fact made) unless the payment concerns a LIBOR-Rate Borrowing, in which case if the next-succeeding Business Day is in the next calendar month, then such payment shall be made on the next-preceding Business Day.

     14.2 COMMUNICATIONS. Unless otherwise specifically provided, whenever any Loan Document requires or permits any consent, approval, notice, request, or demand from one party to another, communication must be in writing (which may be by telex or fax) to be effective and shall be deemed to have been given (a) if by telex, when transmitted to the appropriate telex number and the appropriate answer back is received, (b) if by fax, when transmitted to the appropriate fax number (and all communications sent by fax must be confirmed promptly thereafter by telephone; but any requirement in this parenthetical shall not affect the date when the fax shall be deemed to have been delivered), (c) if by mail, on the third Business Day after it is enclosed in an envelope and properly addressed, stamped, sealed, and deposited in the appropriate official postal service, or (d) if by any other means, when actually delivered. Until changed by notice pursuant to this agreement, the address (and fax number) for Borrower and Agent is stated beside their respective signatures to this agreement and for each Lender is stated beside its name on SCHEDULE 2.

     14.3 FORM AND NUMBER OF DOCUMENTS. The form, substance, and number of counterparts of each writing to be furnished under this agreement must be satisfactory to Agent and its counsel.

     14.4 EXCEPTIONS TO COVENANTS. No Company may take or fail to take any action that is permitted as an exception to any of the covenants contained in any Loan Document if that action or omission would result in the breach of any other covenant contained in any Loan Document.

     14.5 SURVIVAL. All covenants, agreements, undertakings, representations, and warranties made in any of the Loan Documents survive all closings under the Loan Documents and, except as otherwise indicated, are not affected by any investigation made by any party.

     14.6 GOVERNING LAW. Unless otherwise stated in any Loan Document, the Laws of the State of Texas and of the United States of America govern the Rights and duties of the parties to the Loan Documents and the validity, construction, enforcement, and interpretation of the Loan Documents.

     14.7 INVALID PROVISIONS. Any provision in any Loan Document held to be illegal, invalid, or unenforceable is fully severable; the appropriate Loan Document shall be construed and enforced as if that provision had never been included; and the remaining provisions shall remain in full force and effect and shall not be affected by the severed provision. Agent, Lenders, and each Company party to the affected Loan Document agree to negotiate, in good faith, the terms of a replacement provision as similar to the severed provision as may be possible and be legal, valid, and enforceable.

     14.8  AMENDMENTS, CONSENTS, CONFLICTS, AND WAIVERS.

           (a) DETERMINING LENDERS. Unless otherwise specifically provided (i) the provisions of this agreement may be amended, modified, or waived, only by an instrument in writing executed by Borrower, Agent, and Determining Lenders and supplemented only by documents delivered or to be delivered in accordance with the express terms of this agreement, and (ii) the other Loan Documents may only be the subject of an amendment, modification, or waiver that has been approved by Determining Lenders and Borrower.

           (b)  ALL LENDERS.  EXCEPT as specifically otherwise provided in this
     SECTION 14.8, any amendment to or consent or waiver under this agreement or any Loan Document that purports to accomplish any of the following must be by an instrument in writing executed by Borrower and Agent and executed (or approved, as the case may be) by each Lender: (i) Extends the due date or decreases the amount of any scheduled payment or amortization of the Obligation beyond the date specified in the Loan Documents; (ii) decreases any rate or amount of interest, fees, or other sums payable to Agent or Lenders under this agreement (except such reductions as are contemplated by this agreement); (iii) changes the definition of "COMMITMENT," "COMMITMENT PERCENTAGE," "DETERMINING LENDERS," "PRO RATA PART," "RELEASE RATINGS," or "RELEASE RATIO" or the percentages in the definition of "BORROWING BASE;"
     (iv) increases any one or more Lenders' Commitment; (v) waives compliance with, amends, or fully or partially releases -- EXCEPT as expressly provided by SECTION 5.5 or any other Loan Documents or for when a Company merges into another Person or dissolves when specifically permitted in the Loan Documents -- any Guaranty or Collateral; or (vi) changes this CLAUSE
     (b) or any other matter specifically requiring the consent of all Lenders under this agreement.

           (c) AGENCY FEES. Any amendment or consent or waiver with respect to fees payable solely to Agent under a separate letter agreement must be executed in writing only by Agent and Borrower.

           (d) LCs. Any LC may be renewed, extended, amended, replaced, or cancelled consistent with the terms of this agreement by writing executed by the Issuing Lender and Borrower that is first approved by Agent.

           (e) ISSUING LENDER'S LC EXPOSURE. Any Lender may from time to time amend the amount, if any, stated beside its name on SCHEDULE 2 as its "MAXIMUM LC EXPOSURE" in respect of LCs yet to be issued by giving written notice to Agent and Borrower. Agent shall then correct and circulate a new copy of SCHEDULE 2 to Borrower and Lenders.

           (f) CONFLICTS. Any conflict or ambiguity between the terms and provisions of this agreement and terms and provisions in any other Loan Document is controlled by the terms and provisions of this agreement.

           (g) WAIVERS. No course of dealing or any failure or delay by Agent, any Lender, or any of their respective Representatives with respect to exercising any Right of Agent or any Lender under this agreement operates as a waiver thereof. A waiver must be in writing and signed by Agent and Lenders (or Determining Lenders, if permitted under this agreement) to be effective, and a waiver will be effective only in the specific instance and for the specific purpose for which it is given.

     14.9 MULTIPLE COUNTERPARTS. Any Loan Document may be executed in a number of identical counterparts (including, at Agent's discretion, counterparts or signature pages executed and transmitted by fax) with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument.

     14.10  PARTIES.

           (a) PARTIES BOUND. Each Loan Document binds and inures to the parties to it, any intended beneficiary of it, and each of their respective successors and permitted assigns. No Company may assign or transfer any Rights or obligations under any Loan Document without first obtaining all Lenders' consent, and any purported assignment or transfer without Lenders' consent is void. No Lender may transfer, pledge, assign, sell any participation in, or otherwise encumber its portion of the Obligation EXCEPT as permitted by CLAUSES (b) or (c) below.

           (b) PARTICIPATIONS. Any Lender may (subject to the provisions of this section, in accordance with applicable Law, in the ordinary course of its business, and at any time) sell to one or more Persons (each a "PARTICIPANT") participating interests in its portion of the Obligation. The selling Lender remains a "LENDER" under the Loan Documents, the Participant does not become a "LENDER" under the Loan Documents, and the selling Lender's obligations under the Loan Documents remain unchanged. The selling Lender remains solely responsible for the performance of its obligations and remains the holder of its share of the Principal Debt for all purposes under the Loan Documents. Borrower and Agent shall continue to deal solely and directly with the selling Lender in connection with that Lender's Rights and obligations under the Loan Documents, and each Lender must retain the sole right and responsibility to enforce due obligations of the Companies. Participants have no Rights under the Loan Documents EXCEPT as provided below. Subject to the following, each Lender may obtain (on behalf of its Participants) the benefits of SECTION 3 with respect to all participations in its part of the Obligation outstanding from time to time SO LONG AS Borrower is not obligated to pay any amount in excess of the amount that would be due to that Lender under SECTION 3 calculated as though no participations have been made. No Lender may sell any participating interest under which the Participant has any Rights to approve any amendment, modification, or waiver of any Loan Document EXCEPT as to matters in SECTION 14.8(b)(i) and (ii).

           (c) ASSIGNMENTS. Each Lender may make assignments to the Federal Reserve Bank. Each Lender may also assign to one or more assignees (each an "ASSIGNEE") all or any part of its Rights and obligations under the Loan Documents SO LONG AS (i) the assignor Lender and Assignee execute and deliver to Agent and Borrower for their consent and acceptance (that may not be unreasonably withheld in any instance and is not required if the Assignee is an Affiliate of the assigning Lender) an assignment and assumption agreement in substantially the form of EXHIBIT F (an "ASSIGNMENT") and pay to Agent a processing fee of $2,500, (ii) the assignment is for an identical percentage of the assignor Lender's Rights and obligations under the Term Loan and the Revolving Facility, (iii) the assignment must be for a minimum total Commitment of $10,000,000 and, if the assigning Lender retains any Commitment, it must be a minimum total Commitment of $10,000,000, and (iv) the conditions for that assignment set forth in the applicable Assignment are satisfied. The EFFECTIVE DATE in each Assignment must (unless a shorter period is agreeable to Borrower and Agent) be at least five Business Days after it is executed and delivered by the assignor Lender and the Assignee to Agent and

     Borrower for acceptance. Once that Assignment is accepted by Agent and Borrower, and subject to all of the following occurring, then, on and after the EFFECTIVE DATE stated in it (i) the Assignee automatically becomes a party to this agreement and, to the extent provided in that Assignment, has the Rights and obligations of a Lender under the Loan Documents, (ii) the assignor Lender, to the extent provided in that Assignment, is released from its obligations to fund Borrowings under this agreement and its reimbursement obligations under this agreement and, in the case of an Assignment covering all of the remaining portion of the assignor Lender's Rights and obligations under the Loan Documents, that Lender ceases to be a party to the Loan Documents, (iii) Borrower shall execute and deliver to the assignor Lender and the Assignee the appropriate Notes in accordance with this agreement following the transfer, (iv) upon delivery of the Notes under CLAUSE (iii) preceding, the assignor Lender shall return to Borrower all Notes previously delivered to that Lender under this agreement, and (v)
     SCHEDULE 2 is automatically deemed to be amended to reflect the name, address, telecopy number, and Commitment of the Assignee and the remaining Commitment (if any) of the assignor Lender, and Agent shall prepare and circulate to Borrower and Lenders an amended SCHEDULE 2 reflecting those changes. Notwithstanding the foregoing, no Assignee may be recognized as a party to the Loan Documents (and the assigning Lender shall continue to be treated for all purposes as the party to the Loan Documents) with respect to the Rights and obligations assigned to that Assignee until the actions described in CLAUSES (iii) and (iv) have occurred. The Obligation is registered on the books of Borrower as to both principal and any stated interest, and transfers of (as opposed to participations in) principal and interest of the Obligation may only be made in accordance with this SECTION 14.10.

     14.11 VENUE, SERVICE OF PROCESS, AND JURY TRIAL. BORROWER AND (PURSUANT TO ITS GUARANTY) EACH RESTRICTED COMPANY, IN EACH CASE FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS IN TEXAS, (B) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR IN THE FUTURE HAVE TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH ANY LOAN DOCUMENT AND THE OBLIGATION BROUGHT IN THE DISTRICT COURTS OF DALLAS COUNTY, TEXAS, OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, DALLAS DIVISION, (C) WAIVES ANY CLAIMS THAT ANY LITIGATION BROUGHT IN ANY OF THE FOREGOING COURTS HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (D) CONSENTS TO THE SERVICE OF PROCESS OUR OF ANY OF THOSE COURTS IN ANY LITIGATION BY THE MAILING OF COPIES OF THAT PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, BY HAND DELIVERY, OR BY DELIVERY BY A NATIONALLY-RECOGNIZED COURIER SERVICE, AND SERVICE SHALL BE DEEMED COMPLETE UPON DELIVERY OF THE LEGAL PROCESS AT ITS ADDRESS FOR PURPOSES OF THIS AGREEMENT, (E) AGREES THAT ANY LEGAL PROCEEDING AGAINST ANY PARTY TO ANY LOAN DOCUMENT ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE OBLIGATION MAY BE BROUGHT IN ONE OF THE FOREGOING COURTS, AND (F) WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW, ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUR OF ANY LOAN DOCUMENT. The scope of each of the foregoing waivers is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. BORROWER AND (PURSUANT TO ITS GUARANTY) EACH OTHER RESTRICTED COMPANY ACKNOWLEDGES THAT THESE WAIVERS ARE A MATERIAL INDUCEMENT TO AGENT'S AND EACH LENDER'S AGREEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT AGENT AND EACH LENDER HAS ALREADY RELIED ON THESE WAIVERS IN ENTERING INTO THIS AGREEMENT, AND THAT AGENT AND EACH LENDER WILL CONTINUE TO RELY ON EACH OF THESE WAIVERS IN RELATED FUTURE DEALINGS. BORROWER AND (PURSUANT TO ITS GUARANTY) EACH OTHER RESTRICTED COMPANY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THESE WAIVERS WITH ITS LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY AGREES TO EACH WAIVER FOLLOWING CONSULTATION WITH LEGAL COUNSEL. The waivers in this section are irrevocable, meaning that they may not be modified either orally or in writing, and these waivers apply to any future renewals, extensions, amendments, modifications, or replacements in respect of the applicable Loan Document. In connection with any Litigation, this agreement may be filed as a written consent to a trial by the court.

     14.12 ENTIRETY. THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN BORROWER, LENDERS, AND AGENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                              SIGNATURE PAGES FOLLOW.

      EXECUTED as of the date first stated above.


26 Century Blvd.                           MAGNETEK, INC., as BORROWER
Nashville, TN 37229-0159
Attn:  Mr. John P. Colling, Jr.,
       Vice President and Treasurer
Fax:  (615) 316-5192                       By  /s/ JOHN P. COLLING, JR.
                                               ---------------------------------
                                               John P. Colling, Jr.,
                                               Vice President and Treasurer


Agency Services                            NATIONSBANK OF TEXAS, N.A.,
901 Main Street, 13th Floor                as AGENT and a LENDER
Dallas, Texas 75202
Attn:  Ms. Molly Oxford,
       Vice President and Manager
Fax:  (214) 508-2515 or                    By  /s/ ANDREA P. COLLIAS
      (214) 508-0944                           ---------------------------------
                                               Andrea P. Collias, Vice President




                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                    SIGNATURE PAGES FOR OTHER LENDERS FOLLOW.

      EXECUTED as of the date first stated above.


THE FIRST NATIONAL BANK OF                 CIBC INC., as a CO-AGENT and a LENDER
 CHICAGO, as a CO-AGENT and a LENDER



By   /s/ STEVEN B. FARLEY                  By   /s/ PAUL J. CHAKMAK
     -----------------------------------        ------------------------------
     Steven B. Farley, Vice President           Paul J. Chakmak, Vice President



LTCB TRUST COMPANY, as a LENDER            FIRST UNION NATIONAL BANK OF
                                            TENNESSEE, as a LENDER


By   /s/ JOHN J. SULLIVAN                  By   /s/ TIMOTHY B. FOUTS
     -----------------------------------        ------------------------------
    John J. Sullivan,                           Timothy B. Fouts,
    Executive Vice President                    Vice President


CREDIT LYONNAIS - CAYMAN ISLAND            FLEET BANK OF MASSACHUSETTS, N.A.,
BRANCH, as a LENDER                         as a LENDER


By   /s/ FREDERICK HADDAD                  By   /s/ THOMAS J. BULLARD
     -----------------------------------        ------------------------------
     Frederick Haddad,                          Thomas J. Bullard, Vice
     Authorized Signature                         President


SOCIETE GENERALE, SOUTHWEST                THE BANK OF CALIFORNIA, N.A., as a
  AGENCY, as a LENDER                       LENDER


By   /s/ MARK A. COX                       By   /s/ SCOTT LANE
     -----------------------------------        ------------------------------
     Mark A. Cox, Vice President                Scott Lane, Vice President


UNION BANK, as a LENDER                    ARAB BANKING CORPORATION,
                                           as a LENDER


By   /s/ ALI PASHA MOGHADDAM
     -----------------------------------
     Ali Pasha Moghaddam, Vice              By   /s/ LOUISE BILBRO
     President                                   -------------------------------
                                                 Louise Bilbro, Vice President

BANQUE FRANCAISE DU COMMERCE               THE BOATMEN'S NATIONAL BANK OF
 EXTERIEUR, as a LENDER                     ST. LOUIS, as a LENDER



By   /s/ KEN COULTER                       By   /s/ DWIGHT D. ERDBRUEGGER
     -----------------------------------        ------------------------------
     Ken Coulter, Vice President                Dwight D. Erdbruegger,
                                                Vice President


By   /s/ IAIN WHITE
     ----------------------------------
     Iain White, Assistant Vice President


COMMERZBANK AG, ATLANTA AGENCY,            CREDITANSTALT CORPORATE
 as a LENDER                                FINANCE, INC., as a LENDER


By   /s/ HARRY YERGEY                      By   /s/ ROBERT M. BIRINGER
     -----------------------------------        ------------------------------
     Harry Yergey,                              Robert M. Biringer,
     Vice President                             Senior Vice President


By   /s/ ERIC KAGERER                      By   /s/ JOSEPH P. LONGOSZ
     -----------------------------------        ------------------------------
     Eric Kagerer,                              Joseph P. Longosz,
     Assistant Vice President                   Vice President


                    FIRST AMERICAN NATIONAL BANK,
                    as a LENDER


                    By   /s/ COREY NAPIER
                         ---------------------------------------
                         Corey Napier, Vice President

                                   EXHIBIT A-1

                                    TERM NOTE


$__________________                                               March 31, 1995

     FOR VALUE RECEIVED, MAGNETEK, INC., a Delaware corporation ("MAKER"), promises to pay to the order of______________________ ("PAYEE"), $______________
_________, TOGETHER WITH interest.

     This note is a "TERM NOTE" under the Credit Agreement (as renewed, extended, amended, or restated, the "CREDIT AGREEMENT") dated as of March 31, 1995, between Maker as BORROWER, Payee, certain other "LENDERS," and NationsBank of Texas, N.A., as "AGENT" for Lenders. All of the terms defined in the Credit Agreement have the same meanings when used -- unless otherwise defined -- in this note.

     This note incorporates by reference the principal and interest payment terms in the Credit Agreement for this note, including, without limitation, the final maturity date for this note, which is September 30, 1998. Principal and interest are payable to the holder of this note through Agent at its offices at 901 Main Street, Dallas, Texas 75202, or at any other address of which Agent may notify Maker in writing.

     This note also incorporates by reference all other provisions in the Credit Agreement applicable to this note -- such as provisions for disbursement of principal, applicable-interest rates before and after Default, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorney's fees, courts costs, and other costs of collection, certain waivers by Maker and other obligors, assurances and security, choice of Texas and United States federal Law, usury savings, and other matters applicable to Loan Documents under the Credit Agreement.

                              MAGNETEK, INC., as MAKER


                              By   ____________________________________________
                                   John P. Colling, Jr., Vice President and
                                   Treasurer









d-0186152.02                                                         EXHIBIT A-1

                                   EXHIBIT A-2

                                 REVOLVING NOTE


$____________________                                             March 31, 1995

     FOR VALUE RECEIVED, MAGNETEK, INC., a Delaware corporation ("MAKER"), promises to pay to the order of________________________ ("PAYEE"), that portion of the principal amount of $_________ that may from time to time be disbursed and outstanding under this note, TOGETHER WITH interest.

     This note is a "REVOLVING NOTE" under the Credit Agreement (as renewed, extended, amended, or restated, the "CREDIT AGREEMENT") dated as of March 31, 1995, between Maker as BORROWER, Payee, certain other "LENDERS," and NationsBank of Texas, N.A., as "AGENT" for Lenders. All of the terms defined in the Credit Agreement have the same meanings when used -- unless otherwise defined -- in this note.

     This note incorporates by reference the principal and interest payment terms in the Credit Agreement for this note, including, without limitation, the final maturity date for this note, which is the Termination Date. Principal and interest are payable to the holder of this note through Agent at its offices at 901 Main Street, Dallas, Texas 75202, or at any other address of which Agent may notify Maker in writing.

     This note also incorporates by reference all other provisions in the Credit Agreement applicable to this note -- such as provisions for disbursement of principal, applicable-interest rates before and after Default, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorney's fees, courts costs, and other costs of collection, certain waivers by Maker and other obligors, assurances and security, choice of Texas and United States federal Law, usury savings, and other matters applicable to Loan Documents under the Credit Agreement.

                              MAGNETEK, INC., as MAKER


                              By   _____________________________________________
                                   John P. Colling, Jr., Vice President and
                                   Treasurer










d-0186148.02                                                         EXHIBIT A-2

                                    GUARANTY


     THIS GUARANTY is executed as of March 31, 1995, by each of the undersigned (collectively, "GUARANTORS"), for the benefit of NATIONSBANK OF TEXAS, N.A. (in its capacity as Agent for the Lenders now or in the future party to the Credit Agreement described below, "AGENT").

     MAGNETEK, INC., a Delaware corporation ("BORROWER"), Agent, and Lenders have executed the Credit Agreement (as renewed, extended, amended, or restated, the "CREDIT AGREEMENT") dated as of March 31, 1995. Borrower, directly or through other Guarantors, owns all of the issued and outstanding capital stock of each Guarantor. The execution and delivery of this guaranty are requirements to Agent's and Lenders' execution of the Credit Agreement and other Loan Documents, are integral to the transactions contemplated by the Loan Documents, and are conditions precedent to Lenders' obligations to extend any credit under the Credit Agreement.

     ACCORDINGLY, for adequate and sufficient consideration, each Guarantor jointly and severally guarantees to Agent and Lenders the prompt payment of the Guaranteed Debt (defined below) at -- and at all times after -- its maturity (by acceleration or otherwise) as follows:

     1. DEFINITIONS. Terms defined in the Credit Agreement have the same meanings when used -- unless otherwise defined -- in this guaranty. As used in this guaranty:

     AGENT is defined in the preamble to this guaranty and includes its successor appointed under SECTION 13 of the Credit Agreement and acting as AGENT for Lenders under the Loan Documents.

     BORROWER is defined in the recitals to this guaranty and includes, without limitation, Borrower, Borrower as a debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party appointed for Borrower or for all or substantially all of Borrower's assets under any Debtor Law.

     CREDIT AGREEMENT is defined in the recitals to this guaranty.

     GUARANTEED DEBT means the Obligation, as defined in the Credit Agreement, and all present and future costs, attorneys' fees, and expenses reasonably incurred by Agent or any Lender to enforce Borrower's, any Guarantor's, or any other obligor's payment of any of the Obligation, including, without limitation, all present and future amounts that would become due but for the operation of SECTIONS 502 or 506 or any other provision of TITLE 11 of the UNITED STATES CODE and all present and future accrued and unpaid interest (including, without limitation, all post-petition interest if Borrower or any Guarantor voluntarily or involuntarily becomes subject to any Debtor Law).

     GUARANTORS is defined in the preamble to this guaranty.

     SUBORDINATED DEBT means all present and future obligations of Borrower to any Guarantor, whether those obligations are (a) direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, (b) due or to become due to any Guarantor, (c) held by or are to be held by any Guarantor, (d) created directly or acquired by assignment or otherwise, or (e) evidenced in writing.

     2. GUARANTY. This is an absolute, irrevocable, and continuing guaranty, and the circumstance that at any time or from time to time the Guaranteed Debt may be paid in full does not affect the obligation of any Guarantor with respect to the Guaranteed Debt incurred after that. This guaranty remains in effect until the Guaranteed Debt is fully paid and performed, each LC has expired or been cancelled, and all commitments to lend or issue LCs under the Credit Agreement have terminated. Agent, in its own discretion or at the direction of the Determining Lenders, shall have sole and exclusive authority to enforce this guaranty. No Guarantor may rescind



d-0184923.07
or revoke its obligations with respect to the Guaranteed Debt. Notwithstanding any contrary provision in this guaranty, however, each Guarantor's maximum liability under this guaranty is limited, to the extent, if any, required so that its liability is not subject to avoidance under any Debtor Law.

     3. CONSIDERATION. Each Guarantor represents and warrants that (a) the value of the consideration received and to be received by it is reasonably worth at least as much as its liability under this guaranty and (b) that liability may reasonably be expected to directly or indirectly benefit it.

     4. CUMULATIVE RIGHTS. If any Guarantor becomes liable for any indebtedness owing by Borrower to Agent or any Lender, OTHER THAN under this guaranty, that liability may not be in any manner impaired or affected by this guaranty. The Rights of Agent or Lenders under this guaranty are cumulative of any and all other Rights that Agent or Lenders may ever have against each Guarantor. The exercise by Agent or Lenders of any Right under this guaranty or otherwise does not preclude the concurrent or subsequent exercise of any other Right.

     5. PAYMENT UPON DEMAND. If a Default exists, each Guarantor shall -- on demand and without further notice of dishonor and without any notice having been given to any Guarantor previous to that demand of either the acceptance by Agent or Lenders of this guaranty or the creation or incurrence of any Guaranteed
Debt -- pay the amount of the Guaranteed Debt then due and payable to Agent for Lenders. It is not necessary for Agent or Lenders, in order to enforce that payment by any Guarantor, first or contemporaneously to institute suit or exhaust remedies against Borrower or others liable on any Guaranteed Debt or to enforce Rights against any collateral securing any Guaranteed Debt.

     6. SUBORDINATION. The Subordinated Debt is expressly subordinated to the full and final payment of the Guaranteed Debt. Each Guarantor agrees not to accept any payment of any Subordinated Debt from Borrower if a Default or Potential Default exists. If any Guarantor receives any payment of any Subordinated Debt in violation of the foregoing, that Guarantor shall hold that payment in trust for Agent and Lenders and promptly turn it over to Agent, in the form received (with any necessary endorsements), to be applied to the Guaranteed Debt.

     7. SUBROGATION AND CONTRIBUTION. Until no Lender is obligated to lend or issue LCs under the Credit Agreement, all LCs have expired or been cancelled, and the Guaranteed Debt has been fully paid and performed (the "DEFERMENT DATE")
(a) no Guarantor may assert, enforce, or otherwise exercise any Right of subrogation to any of the Rights or Liens of Agent or Lenders or any other beneficiary against Borrower or any other obligor on the Guaranteed Debt or any collateral or other security or any Right of recourse, reimbursement, subrogation, contribution, indemnification, or similar Right against Borrower or any other obligor on any Guaranteed Debt or any guarantor of it, (b) each Guarantor defers all of the foregoing Rights (whether they arise in equity, under contract, by statute, under common Law, or otherwise) until the Deferment Date, and (c) each Guarantor defers the benefit of, and any Right to participate in, any collateral or other security given to Agent or Lenders or any other beneficiary to secure payment of any Guaranteed Debt until the Deferment Date.

     8. NO RELEASE. No Guarantor's obligations under this guaranty may be released, diminished, or affected by the occurrence of any one or more of the following events: (a) Any taking or accepting of any other security or assurance for any Guaranteed Debt; (b) any release, surrender, exchange, subordination, impairment, or loss of any collateral securing any Guaranteed Debt; (c) any full or partial release of the liability of any other obligor on the Obligation; (d) the modification of, or waiver of compliance with, any terms of any other Loan Document; (e) the insolvency, bankruptcy, or lack of corporate or partnership power of any other obligor at any time liable for any Guaranteed Debt, whether now existing or occurring in the future; (f) any renewal, extension, or rearrangement of any Guaranteed Debt or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Agent or any Lender to any other obligor on the Obligation; (g) any neglect, delay, omission, failure, or refusal of Agent or any Lender to take or prosecute any action in connection with the Guaranteed Debt; (h) any failure of Agent or any Lender to notify any Guarantor of any renewal, extension, or assignment of any Guaranteed Debt, or



d-0184923.07                            2
the release of any security or of any other action taken or refrained from being taken by Agent or any Lender against Borrower or any new agreement between Agent, any Lender, and Borrower, it being understood that neither Agent nor any Lender is required to give any Guarantor any notice of any kind under any circumstances whatsoever with respect to or in connection with any Guaranteed Debt, OTHER THAN any notice required to be given to Guarantors by Law or elsewhere in this guaranty; (i) the unenforceability of any Guaranteed Debt against any other obligor because it exceeds the amount permitted by Law, the act of creating it is ULTRA VIRES, the officers creating it exceeded their authority or violated their fiduciary duties in connection with it, or otherwise; or (j) any payment of the Obligation to Agent or Lenders is held to constitute a preference under any Debtor Law or for any other reason Agent or any Lender is required to refund that payment or make payment to someone else (and in each such instance this guaranty will be reinstated in an amount equal to that payment).

     9. WAIVERS. Each Guarantor waives (a) all defenses to the enforcement of this guaranty (and Rights which may be asserted as defenses to the enforcement of this guaranty), other than payment, including, but not limited to, (i) any Right to revoke this Guaranty with respect to future indebtedness;
(ii) any Right to require Agent or Lenders to do any of the following before any Guarantor is obligated to pay the Guaranteed Debt or before Agent or Lenders may proceed against that Guarantor: (A) sue or exhaust remedies against Borrower and other guarantors or obligors, (B) sue on an accrued right of action in respect of any of the Guaranteed Debt or bring any other action, exercise any other right, or exhaust all other remedies, or (C) enforce rights against Borrower's assets or the collateral pledged by Borrower to secure the Guaranteed Debt;
(iii) any right relating to the timing, manner, or conduct of Agent's or Lenders' enforcement of rights against Borrower's assets or the collateral pledged by Borrower to secure the Guaranteed Debt; (iv) if Guarantors and Borrower (or a third party) have each pledged assets to secure the Guaranteed Debt, any right to require Agent and Lenders to proceed first against the other collateral before proceeding against collateral pledged by any Guarantor;
(v) notice that this Guaranty has been accepted by Agent and Lenders and notice of any indebtedness to which this Guaranty may apply; (vi) any right of any Guarantor to receive notice from Agent or Lenders of changes which affect the creditworthiness of Borrower, and (vii) except as required hereby, presentation, presentment, demand for payment, protest, notice of protest, notice of dishonor or nonpayment of any indebtedness, notice of intent to accelerate, notice of acceleration, notice of any suit or other action by Lender against Borrower, any Guarantor or any other Person and any notice to any party liable for the obligation which is the subject of the suit or action, and (b) each of the foregoing rights or defenses regardless whether they arise under (i) Section
34.01 ET SEQ. of the Texas Business and Commerce Code, as amended,
(ii) Section 17.001 of the Texas Civil Practice and Remedies Code, as amended,
(iii) Rule 31 of the Texas Rules of Civil Procedure, as amended, or (iv) common law, in equity, under contract, by statute, or otherwise.

     10.  CREDIT AGREEMENT PROVISIONS.  Each Guarantor acknowledges that certain
(a) representations and warranties in the Credit Agreement are applicable to it and confirms that each such representation and warranty is true and correct, (b) covenants, agreements, and other provisions in the Credit Agreement (INCLUDING, WITHOUT LIMITATION, INDEMNIFICATION AND RELATED PROVISIONS IN SECTION 8.12 OF THE CREDIT AGREEMENT) are applicable to it or are imposed upon it and agrees to promptly and properly comply with or be bound by each of them, AND (C) IT IRREVOCABLY CONSENTS AND APPROVES TO THE VENUE, SERVICE OF PROCESS, AND WAIVER OF JURY TRIAL PROVISIONS OF SECTION 14.11 OF THE CREDIT AGREEMENT.

     11. RELIANCE AND DUTY TO REMAIN INFORMED. Each Guarantor confirms that it has executed and delivered this guaranty after reviewing the terms and conditions of the Loan Documents and such other information as it has deemed appropriate in order to make its own credit analysis and decision to execute and deliver this guaranty. Each Guarantor confirms that it has made its own independent investigation with respect to Borrower's creditworthiness and is not executing and delivering this guaranty in reliance on any representation or warranty by Agent or any Lender as to that creditworthiness. Each Guarantor expressly assumes all responsibilities to remain informed of the financial condition of Borrower and any circumstances affecting Borrower's ability to perform under the Loan Documents to which it is a party or any collateral securing any Guaranteed Debt.


d-0184923.07                            3

     12. NO REDUCTION. The Guaranteed Debt may not be reduced, discharged, or released because or by reason of any existing or future offset, claim, or defense (except for the defense of complete and final payment of the Guaranteed
Debt) of Borrower or any other obligor against Agent or Lenders or against payment of the Guaranteed Debt, whether that offset, claim, or defense arises in connection with the Guaranteed Debt or otherwise. Those claims and defenses include, without limitation, failure of consideration, breach of warranty, fraud, bankruptcy, incapacity/infancy, statute of limitations, lender liability, accord and satisfaction, usury, forged signatures, mistake, impossibility, frustration of purpose, and unconscionability.

     13. LOAN DOCUMENT. This guaranty is a Loan Document and is subject to the applicable provisions of SECTIONS 1 and 14 of the Credit Agreement, all of which are incorporated into this guaranty by reference the same as if set forth in this guaranty verbatim.

     14. COMMUNICATIONS. For purposes of SECTION 14.2 of the Credit Agreement, each Guarantor's address and telecopy number are the same as Borrower's.


     15. AMENDMENTS, ETC. No amendment, waiver, or discharge to or under this guaranty is valid unless it is in writing and is signed by the party against whom it is sought to be enforced and is otherwise in conformity with the requirements of SECTION 14.8 of the Credit Agreement.

     16. ENTIRETY. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS TO WHICH ANY GUARANTOR IS A PARTY REPRESENT THE FINAL AGREEMENT BETWEEN THAT GUARANTOR, AGENT, AND LENDERS WITH RESPECT TO THE SUBJECT MATTER OF THIS GUARANTY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     17. AGENT AND LENDERS. Agent is the agent for each Lender under the Credit Agreement. All Rights granted to Agent under or in connection with this guaranty are for each Lender's ratable benefit. Agent may, without the joinder of any Lender, exercise any Rights in Agent's or Lenders' favor under or in connection with this guaranty. Agent's and each Lender's Rights and obligations VIS-A-VIS each other may be subject to one or more separate agreements between those parties. However, no Guarantor is required to inquire about any such agreement or is subject to any terms of it. Therefore, neither any Guarantor nor its successors or assigns is entitled to any benefits or provisions of any such separate agreement or is entitled to rely upon or raise as a defense any party's failure or refusal to comply with the provisions of it.

     18. PARTIES. This guaranty benefits Agent, Lenders, and their respective successors and assigns and binds each Guarantor and its successors and assigns. Upon appointment of any successor Agent under the Credit Agreement, all of the Rights of Agent under this guaranty automatically vests in that new Agent as successor Agent on behalf of Lenders without any further act, deed, conveyance, or other formality OTHER THAN that appointment. The Rights of Agent and Lenders under this guaranty may be transferred with any assignment of the Guaranteed Debt. The Credit Agreement contains provisions governing assignments of the Guaranteed Debt and of Rights and obligations under this guaranty.

     EXECUTED as of the date first stated above.


                              MAGNETEK CENTURY ELECTRIC, INC., MAGNETEK
                              ELECTRIC, INC.,
                              MAGNETEK NATIONAL ELECTRIC COIL, INC., and
                              MAGNETEK OHIO TRANSFORMER, INC.,
                              AS GUARANTORS


d-0184923.07                            4

                              By   ____________________________________________
                                   John Colling, Jr. Vice President and
                                   Treasurer of all of the foregoing companies


     Agent executes this guaranty in acknowledgement of PARAGRAPH 16 above.


                              NATIONSBANK OF TEXAS, N.A., AS AGENT


                              By   ____________________________________________
                                   Andrea P. Collias, Vice President














d-0184923.07                            5

                                    EXHIBIT C

                                SECURITY AGREEMENT

     THIS AGREEMENT is executed as of March 31, 1995, by MAGNETEK, INC., a Delaware corporation ("BORROWER/DEBTOR"), and the other undersigned debtors ("SUBSIDIARY/DEBTORS"), for the benefit of NATIONSBANK OF TEXAS, N.A., a national banking association (in its capacity as Agent for the Lenders now or in the future party to the Credit Agreement described below "SECURED PARTY").

     Borrower/Debtor, Secured Party, and Lenders have executed the Credit Agreement (as renewed, extended, amended, or restated, the "CREDIT AGREEMENT") dated as of March 31, 1995, and certain other Loan Documents. Borrower/Debtor owns all of the issued and outstanding capital stock of each Subsidiary/Debtor, except as disclosed on SCHEDULE 7.3 to the Credit Agreement. The execution and delivery of this agreement are requirements to Secured Party's and Lenders' execution of the Credit Agreement and other Loan Documents, are integral to the transactions contemplated by the Loan Documents, and are conditions precedent to Lenders' obligations to extend credit under the Credit Agreement.

     ACCORDINGLY, for adequate and sufficient consideration, Borrower/Debtor and Subsidiary/Debtors jointly and severally agree with Secured Party for the benefit of Lenders as follows:

     1. DEFINITIONS. Terms defined in the Credit Agreement or the UCC have the same meanings when used -- unless otherwise defined -- in this agreement. If the definition given a term in the Credit Agreement conflicts with the definition given that term in the UCC, then the Credit Agreement definition controls to the extent allowed by Law. If the definition given a term in CHAPTER 9 of the UCC conflicts with the definition given that term in any other chapter of the UCC, then the CHAPTER 9 definition controls. Furthermore, as used in this agreement:

     ACCOUNTS means, for each Debtor, all of its present and future accounts, instruments, receivables, accounts receivable, chattel paper, documents, and book debts arising from its sale or lease of goods or rendition of services, including, without limitation, all present and future (a) amounts due to it from a factor, (b) returned, reclaimed, refused, or repossessed goods, and (c) books and records pertaining to, and security and guaranties for, any of the foregoing.

     BORROWER/DEBTOR is defined in the preamble to this agreement and includes, without limitation, Borrower/Debtor, Borrower/Debtor as a debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party appointed for Borrower or for all or substantially all of Borrower/Debtor's assets under any Debtor Law.

     COLLATERAL is defined in PARAGRAPH 4 below.

     CREDIT AGREEMENT is defined in the recitals to this agreement.

     DEBTORS means Borrower/Debtor and Subsidiary/Debtors.

     FINANCING STATEMENT means a financing statement executed by each Debtor and Secured Party for filing in the jurisdictions listed in SCHEDULE 6 to the Credit Agreement, and in substantially the form of ANNEX 2 to this agreement.

     INVENTORY means, for each Debtor, all of its present and future inventory, including, without limitation, all present and future (a) materials, goods and work-in-process, finished goods, and other tangible property held for sale or lease or being processed for sale or lease in its present or future business, whether to be furnished under contracts or used or consumed in that Debtor's business, (b) documents (including documents of title) covering any of the foregoing, and (c) such property the sale or other disposition of which has given rise to accounts and which has not been returned to or repossessed or stopped in transit by that Debtor.


d-0184190.09                                                           EXHIBIT C

     OBLIGOR means any Person obligated with respect to any of the Collateral, whether as a party to a contract, an account debtor, issuer of any securities, or otherwise.

     OBLIGATION means the "OBLIGATION," as defined in the Credit Agreement, including, without limitation, all present and future indebtedness, liabilities, and obligations of each Debtor arising under this agreement, and all present and future costs, attorneys' fees, and expenses reasonably incurred by Secured Party or any Lender to enforce any Debtor's or any other obligor's payment of any of the Obligation, including, without limitation (to the extent lawful), all present and future amounts that would become due but for the operation of SECTIONS 502 or 506 or any other provision of TITLE 11 of the UNITED STATES CODE and all present and future accrued and unpaid interest (including, without limitation, all post-petition interest if any Debtor voluntarily or involuntarily becomes subject to any Debtor Law).

     PLEDGED SECURITIES means, whether now owned or acquired in the future by any Debtor, (a) all present and future shares of capital stock issued by any of the following subsidiaries and (b) 65% of all present and future shares of capital stock issued by MagneTek Europe, N.V., and in either case, including, without limitation, all present and future increases, profits, combinations, reclassifications, dividends, and substitutes and replacements for any of the foregoing (SO LONG AS the Pledged Securities do not include more than the number of voting shares required to be pledged under the Credit Agreement):

     MagneTek Century Electric, Inc., MagneTek National Electric Coil, Inc., MagneTek Ohio Transformer, Inc., MagneTek Electric, Inc., MagneTek Controls, Inc., MagneTek Tempe, Inc., MagneTek Credit Corporation, MagneTek Leasing Corporation and MagneTek Airport Systems, Inc.,

     SECURED PARTY is defined in the preamble to this agreement and includes its successor appointed under SECTION 13 of the Credit Agreement and acting as AGENT for Lenders under the Loan Documents.

     SECURITY INTEREST means the security interests granted and the transfers, pledges, and assignments made under PARAGRAPH 2 below, which is a "LENDER LIEN," as defined in the Credit Agreement.

     SUBSIDIARY/DEBTORS is defined in the preamble to this agreement.

     UCC means the UNIFORM COMMERCIAL CODE as adopted in Texas or any other applicable jurisdiction.

     2. SECURITY INTEREST. To secure the prompt, unconditional, and complete payment and performance of the Obligation when due, each Debtor jointly and severally grants to Secured Party a security interest in the Collateral identified for it in PARAGRAPH 4 below and jointly and severally pledges and collaterally transfers and assigns that Collateral to Secured Party, all upon and subject to the terms and conditions of this agreement. If the grant, pledge, or collateral transfer or assignment of any specific item of the Collateral is expressly prohibited by any contract, then the Security Interest nonetheless remains effective to the extent allowed by UCC Section 9.318 or other applicable Law but is otherwise limited by that prohibition.

     3. NO ASSUMPTION OR MODIFICATION. The Security Interest is given as security only in order to secure the prompt, unconditional, and complete payment and performance of the Obligation when due. Neither Secured Party nor any Lender assumes or may become liable for any Debtors' liabilities, duties, or obligations under or in connection with the Collateral. Neither Secured Party's acceptance of this agreement nor its taking any action in carrying out this agreement, constitutes Secured Party's approval of the Collateral or Secured Party's assumption of any obligation under or in connection with the Collateral. This agreement does not affect or modify any Debtors' obligations with respect to any Collateral.

     4. COLLATERAL. The term "COLLATERAL" means the following items and types of property -- wherever located and now or in the future acquired or existing:



d-0184190.09                              2                            Exhibit C

     - For each Debtor, all of its Accounts, Inventory, and Pledged Securities; and

     - All cash and noncash proceeds of any other Collateral, including, without limitation, all cash, accounts, general intangibles, documents, instruments, chattel paper, goods, and any other property received upon the sale or disposition of any other Collateral and all insurance proceeds of any kind paid at any time in connection with any other Collateral.

     5. FRAUDULENT CONVEYANCE. Notwithstanding any contrary provision, each Debtor agrees that, if -- but for the application of this paragraph -- any of the Obligation or the Security Interest would constitute a preferential transfer under 11 U.S.C. SECTION 547, a fraudulent conveyance under 11 U.S.C. SECTION 548, or a fraudulent conveyance or transfer under any state fraudulent conveyance, fraudulent transfer, or similar Law in effect from time to time (each a "FRAUDULENT CONVEYANCE"), then the Obligation and Security Interest remains enforceable to the maximum extent possible without causing any of the Obligation or the Security Interest to be a fraudulent conveyance, and this agreement is automatically amended to carry out the intent of this paragraph.

     6. REPRESENTATIONS AND WARRANTIES. Debtors jointly and severally represent and warrant to Secured Party on behalf of Lenders that:

          (a) CREDIT AGREEMENT. Each Debtor acknowledges that certain (a) representations and warranties in the Credit Agreement are applicable to it or its assets or operations and confirms that each such representation and warranty is true and correct, (b) covenants, agreements, and other provisions in the Credit Agreement (INCLUDING, WITHOUT LIMITATION, INDEMNIFICATION AND RELATED PROVISIONS IN SECTION 8.12 OF THE CREDIT AGREEMENT) are applicable to it or are imposed upon it and agrees to promptly and properly comply with or be bound by each of them, AND (C) IT IRREVOCABLY CONSENTS AND APPROVES TO THE VENUE, SERVICE OF PROCESS, AND WAIVER OF JURY TRIAL PROVISIONS OF SECTION 14.11 OF THE CREDIT AGREEMENT.

          (b) BORROWING BASE. Any item of Collateral submitted or represented to Secured Party as being eligible under the Credit Agreement to be included in the Borrowing Base fully meets the requirements for eligibility provided in the Credit Agreement.

          (c) BINDING OBLIGATION. This agreement creates a legal, valid, and binding Lender Lien in and to the Collateral (subject to delivery to Secured Party of the stock certificates for the Pledged Securities) in favor of Secured Party and enforceable against the Debtor owning that Collateral. For Collateral in which the Security Interest may be perfected by the filing of Financing Statements, once those Financing Statements have been property filed in the jurisdictions described on SCHEDULE 6 to the Credit Agreement, the Security Interest in that Collateral will be fully perfected. For the Pledged Securities, the taking by Secured Party of physical possession in Texas of the stock certificates representing the Pledged Securities will perfect the Security Interest in that Collateral. Once perfected, the Security Interest will constitute a first-priority Lender Lien on the Collateral, subject only to Permitted Liens. The creation of the Security Interest does not require the consent of any Person that has not been obtained.

          (d) LOCATIONS. The attached ANNEX 1 accurately describes (i) the location of each Debtor's principal place of business and chief executive office, (ii) if different from CLAUSE (I), the one or more locations of its books and records concerning its Accounts, (iii) the locations where any of its Inventory (EXCEPT when temporarily in the hands of a third-party contractor for processing and until sold in the ordinary course of business) is currently and will -- SUBJECT TO PARAGRAPH 7(B) below -- in the future be maintained. EXCEPT as stated in CLAUSE (III) above, each Debtor's Inventory is currently and will be in its possession.

          (e) ACCOUNTS. Each Debtor's Accounts (i) arise from its sales or rendition of services, (ii) are due to that Debtor, and (iii) are not, if represented to be eligible for inclusion in the Borrowing Base, subject to any material setoff, counterclaim, defense, allowance, adjustment (OTHER THAN discounts for prompt payment shown on the invoice), or material dispute, objection, or complaint by any Obligor.




d-0184190.09                              3                            Exhibit C

          (f) SECURITIES. All Pledged Securities are duly authorized, validly issued, fully paid, and non-assessable, and the transfer of them is not subject to any restrictions OTHER THAN restrictions imposed by applicable Laws. The Pledged Securities are approximately the maximum number of shares of each Subsidiary that may be pledged without creating a material Tax obligation for the Companies that would not otherwise exist. Copies of the certificates evidencing the Pledged Securities of MagneTek Europe are annexed to this agreement as ANNEX 4 (however, the failure of those copies to be accurate or complete does not affect or impair the Security Interest in them).

          (g) ADDITIONAL COLLATERAL. The foregoing representations and warranties will be true and correct in all respects with respect to any additional Collateral or additional specific descriptions of certain Collateral delivered to Secured Party in the future by any Debtor.

The failure of any of these representations or warranties to be accurate and complete does not impair the Security Interest in any Collateral.

     7. COVENANTS. While any Lender is committed to lend or extend credit under the Credit Agreement and until the Obligation are fully paid and performed, each Debtor jointly and severally covenants and agrees with Secured Party on behalf of Lenders that, without first obtaining Secured Party's written notice of Determining Lenders' consent to the contrary:

          (a) CREDIT AGREEMENT. Each Debtor shall promptly and fully comply with and perform all covenants and agreements in the Credit Agreement that are applicable to it or its assets or operations, each of which is ratified and confirmed.

          (b) CERTAIN RELOCATIONS AND CHANGES. Each Debtor shall give Secured Party 30-days-written notice before any proposed (i) relocation of its principal place of business or chief executive office, (ii) change of its name, (iii) relocation of the place where its books and records concerning its Accounts are kept, and (iv) relocation of any Collateral (OTHER THAN delivery of Inventory in the ordinary course of business to third-party contractors for processing and sales of Inventory in the ordinary course of business or as permitted by the Credit Agreement) to a location not described on the attached ANNEX 1.

          (c)  ESTOPPEL AND OTHER AGREEMENTS AND MATTERS.  Each Debtor shall:

               (i) Within 30 days after the date of this agreement and at all times after that time -- with respect to any of its Inventory having a value of at least $1,500,000 that is from time to time delivered to any third-party contractor for processing in the ordinary course of business -- deliver to Secured Party a bailee, estoppel, and subordination agreement providing that such third-party contractor holds that Inventory as Secured Party's bailee, subordinates to the Security Interest all right, title, and interest it may have in and to that Inventory, and covenants to keep that Inventory segregated and clearly marked as being owned by that Debtor, which agreement must otherwise be in form and substance reasonably acceptable to Secured Party and its special counsel; and

               (ii) EITHER (unless waived by Secured Party in its sole judgment without requiring approval of any other Lender) (A) cause the landlord or lessor for each location where any of its Inventory (OTHER THAN Inventory with a fair market value not to exceed $1,500,000) is maintained to execute and deliver to Secured Party an estoppel and subordination agreement in substantially the form of the attached ANNEX 3 or such other form as may be reasonably acceptable to Secured Party and its special counsel, OR (B) deliver to Secured Party a legal opinion or other evidence (in each case that is reasonably satisfactory to Secured Party and it special counsel) that neither the applicable lease nor the Laws of the jurisdiction in which that location is situated provide for contractual, common Law, or statutory landlord's Liens that is senior to the Security Interest.




d-0184190.09                            4                              EXHIBIT C

          (d) OTHER NOTICES AND ACTIONS. Each Debtor shall promptly notify Secured Party of (i) any change in any material fact or circumstance represented or warranted by any Debtor with respect to any of the Collateral, and (ii) any claim, action, or proceeding challenging the Security Interest or affecting title to all or any material portion of the Collateral or the Security Interest (and, at Secured Party's request, that Debtor shall appear in and defend any such action or proceeding at that Debtor's expense). In case of any default or event of default by any other party under or in connection with any material portion (individually or collectively) of the Collateral, Debtor shall immediately use reasonable efforts to remedy the same or immediately demand that the same be remedied),

          (e) RECORD OF COLLATERAL. Each Debtor shall maintain at its chief executive office a current record of where all of its Collateral is located and permit Secured Party or its representatives to inspect and make copies from those records pursuant to the Credit Agreement and furnish to Secured Party upon request, from time to time, such documents, lists, descriptions, certificates, and other information necessary or helpful to keep Secured Party informed with respect to the identity, location, status, condition, terms of, parties to, and value of the Collateral.

          (f) COLLATERAL IN TRUST. While a Default or Potential Default exists, each Debtor shall upon request of Secured Party (unless prevented by operation of Law from making that request, in which event each Debtor shall) (i) hold in trust (and not commingle with its other assets) for Secured Party all of its Collateral that is chattel paper, instruments, or documents of title at any time received by it, (ii) promptly deliver that Collateral to Secured Party unless Secured Party at its option gives Debtor written permission to retain any of it, and (iii) cause each chattel paper, instrument, or document of title so retained to be marked to state that it is assigned to Secured Party and each instrument to be endorsed to the order of Secured Party (but failure to be so marked or endorsed may not impair the Security Interest in any such Collateral).

          (g) PERFORM OBLIGATION. Each Debtor shall perform all of its material obligations under or in connection with all of its Collateral in accordance with customary business practices.

          (h) IMPAIRMENT OF COLLATERAL. No Debtor may do or permit any act that is reasonably likely to adversely impair the value or usefulness any material portion of any Collateral.

     8. REMEDIES UPON DEFAULT. While a Default exists, Secured Party is, subject to Credit Agreement, entitled to exercise any one or more of the following Rights.

          (a) RIGHTS. Secured Party may exercise any and all Rights available to a secured party under the UCC, in addition to any and all other Rights afforded by this agreement and the other Loan Documents, at law, in equity, or otherwise, including, without limitation (i) requiring Debtors to assemble Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to the applicable Debtor and Secured Party, (ii) applying by appropriate judicial proceedings for appointment of a receiver for Collateral, (iii) applying to the Obligation any cash held by Secured Party under this agreement, (iv) reducing any claim to judgment, (v) exercising the Rights of offset or banker's Lien against the interest of each Debtor in and to every account and other property of each Debtor in Secured Party's possession to the extent of the full amount of the Obligation, (vi) foreclosing the Security Interest and any other Liens Secured Party may have or otherwise realize upon any and all of the Rights Secured Party may have in and to Collateral, and (vii) bringing suit or other proceedings before any Tribunal either for specific performance of any covenant or condition contained in any of the Loan Documents or in aid of the exercise of any Right granted to Secured Party in any Loan Document.

          (b) NOTICE. If any Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Party may sell or otherwise dispose of that Collateral without notification, advertisement, or other notice of any kind. Otherwise, reasonable notice of the time and place of any public sale of the Collateral -- or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made -- shall be sent to Debtor and to any other Person entitled to notice under



d-0184190.09                            5                              EXHIBIT C
the UCC. Notice sent or given not less than ten calendar days prior to the taking of the action to which the notice relates is reasonable notice. It is not necessary that the Collateral be at the location of the sale.

          (c) SALES OF SECURITIES. In connection with the sale of any Collateral that is securities, Secured Party is authorized, but not obligated, to limit prospective purchasers to the extent deemed necessary or desirable by Secured Party to render that sale exempt from the registration and similar requirements under applicable Laws, and no sale so made in good faith by Secured Party may be deemed not to be "COMMERCIALLY REASONABLE" because so made.

          (d) OTHER SALES. Secured Party's sale of less than all Collateral does not exhaust Secured Party's Rights under this agreement and Secured Party is specifically empowered to make successive sales until all Collateral is sold. If the proceeds of a sale of less than all Collateral is less than the Obligation, then this agreement and the Security Interest remain in full force and effect as to the unsold portion of the Collateral just as though no sale had been made. In the event any sale under this agreement is not completed or is, in Secured Party's opinion, defective, that sale does not exhaust Secured Party's Rights under this agreement, and Secured Party is entitled to cause a subsequent sale or sales to be made. All statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale under this agreement -- whether about nonpayment of the Obligation, the occurrence of any Default, Secured Party's having declared all of the Obligation to be due and payable, notice of time, place, and terms of sale and the properties to be sold having been duly given, or any other act or thing having been duly done by Secured Party -- shall be taken as PRIMA FACIE evidence of the truth of the facts so stated and recited. Secured Party may appoint or delegate any one or more Persons as agent to perform any act or acts necessary or incident to any sale held by Secured Party, including the sending of notices and the conduct of sale, but such acts must be done in the name and on behalf of Secured Party.

          (e) OBLIGORS. While a Default exists, Secured Party may notify or require each Obligor to make payment directly to Secured Party, and Secured Party may take control of the proceeds paid to Secured Party. Until Secured Party elects to exercise these Rights, each Debtor is authorized to collect and enforce the Collateral and to retain and expend all payments made on Collateral. While Secured Party is entitled to and elects to exercise these Rights, Secured Party has the Right in its own name or in the name of the applicable Debtor to
(i) compromise or extend time of payment with respect to Collateral for such amounts and upon such terms as Secured Party may reasonably determine, (ii) demand, collect, receive, receipt for, sue for, compound, and give acquittance for any and all amounts due or to become due with respect to Collateral, (iii) take control of cash and other proceeds of any Collateral, (iv) endorse the applicable Debtor's name on any notes, acceptances, checks, drafts, money orders, or other evidences of payment on Collateral that may come into Secured Party's possession, (v) sign the applicable Debtor's name on any invoice or bill of lading relating to any Collateral, on any drafts against Obligors or other Persons making payment with respect to Collateral, on assignments and verifications of accounts or other Collateral, and on notices to Obligors making payment with respect to Collateral, (vi) send requests for verification of obligations to any Obligor, and (vii) do all other acts and things reasonably necessary to carry out the intent of this agreement. If any Obligor fails to make payment on any Collateral when due while a Default exists, Secured Party is authorized, in its sole discretion, either in its own name or in the applicable Debtor's name, to take such action as Secured Party reasonably shall deem appropriate for the collection of any amounts owed with respect to Collateral or upon which a delinquency exists. However, Secured Party is NEITHER (x) liable for its failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to Collateral (EXCEPT for its own fraud, gross negligence, willful misconduct, or violation of any Law), NOR (y) under any duty whatever to anyone except the applicable Debtor and Lenders to account for funds that it shall actually receive under this agreement. A receipt given by Secured Party to any Obligor is a full and complete release, discharge, and acquittance to that Obligor, to the extent of any amount so paid to Secured Party. While a Default exists, Secured Party may apply or set off amounts paid and the deposits against any liability of the applicable Debtor to Secured Party. Regarding the existence of any Default for purposes of this agreement, each Debtor agrees that the Obligors on any Collateral may rely upon written certification from Secured Party that a Default exists.

          (f) POWER-OF-ATTORNEY. Secured Party is deemed to be irrevocably appointed as each Debtor's agent and attorney-in-fact with all Right to enforce all of that Debtor's Rights under or in connection with the



d-0184190.09                            6                              EXHIBIT C

Collateral effective and operable at all times while a Default exists. All reasonable costs, expenses and liabilities incurred and all payments made by Secured Party as that Debtor's agent and attorney-in-fact (including, without limitation, reasonable attorney's fees and expenses) are considered a loan by Secured Party to that Debtor that is repayable on demand, accrues interest at the Default Rate until paid, and is part of the Obligation.

          (g) APPLICATION OF PROCEEDS. While a Default exists, Secured Party shall apply the proceeds of any sale or other disposition of Collateral in the following order: (i) Payment of all its reasonable expenses incurred in retaking, holding, and preparing any Collateral for disposition, in arranging for such disposition, and in actually disposing of the same (all of which are part of the Obligation); (ii) repayment of amounts reasonably expended by Secured Party under PARAGRAPH 9 below; (iii) payment of the balance of the Obligation in the order and manner specified in the Credit Agreement; and (iv) delivery EITHER (A) to Borrower/Debtor for the account of all Debtors OR (B) as a court of competent jurisdiction may direct.

     9.   OTHER RIGHTS.

          (a)  PERFORMANCE.  If any Debtor fails to preserve the priority
(subject to Permitted Liens) of the Security Interest in any Collateral or otherwise fails to perform any of its obligations under any Loan Document with respect to any Collateral, then Secured Party may, at its option, but without being required to do so, after five Business Days or earlier, if Secured Party in its reasonable judgment deems it necessary, prosecute or defend any suits in relation to the Collateral or take any other action that such Debtor is required
- -- but has failed -- to take. Any amount that is reasonably expended or paid by Secured Party in connection with the foregoing (including, without limitation, court costs and reasonable attorneys' fees and expenses) bears interest at the Default Rate from the date spent or incurred until repaid and is payable (with that interest) by Debtors to Secured Party upon demand and is part of the Obligation.

          (b) COLLATERAL IN SECURED PARTY'S POSSESSION. If, while a Default exists, any Collateral comes into Secured Party's possession, Secured Party may use that Collateral for the purpose of preserving it or its value pursuant to the order of a court of appropriate jurisdiction or in accordance with any other Rights held by Secured Party in respect of that Collateral. Debtors jointly and severally covenant to promptly reimburse and pay to Secured Party, at Secured Party's request, the amount of all reasonable expenses, costs, Taxes, and other charges incurred by Secured Party in connection with its custody and preservation of that Collateral, all of which bear interest at the Default Rate from the date spent or incurred until repaid and are (with that interest) payable by Debtors to Secured Party upon demand and are part of the Obligation. EXCEPT for Secured Party's own fraud, gross negligence, or willful misconduct
(i) the risk of accidental loss or damage to, or diminution in value of, any Collateral is on Debtors, (ii) Secured Party has no liability for failure to obtain or maintain insurance or to determine whether any insurance in effect is adequate as to amount or risks insured, (iii) Secured Party has no duty to fix or preserve Rights against any Obligors in respect of any Collateral and is never liable for any failure to use diligence to collect any amount payable in respect of any Collateral (OTHER THAN to account to Debtors and Lenders for what Secured Party may actually collect or receive).

          (c) RECORD OWNERSHIP OF SECURITIES. While a Default exists, Secured Party may have any Collateral that is securities and that is in the possession of Secured Party, or its nominee or nominees, registered in its name, or in the name of its nominee or nominees, as pledgee.

          (d) VOTING OF SECURITIES. As long as no Default exists, the applicable Debtor may exercise all voting Rights pertaining to any Collateral that is securities. While a Default exists, the Right to vote any Collateral that is securities is vested exclusively in Secured Party. Accordingly, each applicable Debtor irrevocably constitutes and appoints Secured Party as that Debtor's proxy and attorney-in-fact -- effective only after notice to the applicable Debtor while a Default exists but with full power of substitution -- to vote, and to act with respect to, any Collateral that is securities standing in the name of that Debtor or with respect to which that Debtor is entitled to vote and act. That proxy is coupled with an interest, is irrevocable, and continues until the Obligation are fully paid and performed.



d-0184190.09                            7                              EXHIBIT C

          (e) CERTAIN PROCEEDS. The provisions of this CLAUSE (E) are applicable only while a Default exists. Notwithstanding any contrary provision, all dividends or distributions of property in respect of, and all proceeds of, any Collateral that is securities -- whether those dividends, distributions, or proceeds result from a subdivision, combination, or reclassification of the outstanding capital stock of any issuer or as a result of any merger, consolidation, acquisition, or other exchange of assets to which any issuer may be a party, or otherwise -- are part of the Collateral, shall, if received by any Debtor, be held in trust for Secured Party's benefit, and shall immediately be delivered to Secured Party (accompanied by proper instruments of assignment or stock or bond powers executed by the applicable Debtor in accordance with Secured Party's instructions) to be held subject to the terms of this agreement. Any cash proceeds of any Collateral that come into Secured Party's possession (including, without limitation, insurance proceeds) may, at Secured Party's option, be applied in whole or in part to the Obligation (to the extent then due), be fully or partially released to or under the written instructions of that applicable Debtor for any general or specific purpose, or be fully or partially retained by Secured Party as additional Collateral. Any cash Collateral in Secured Party's possession may be invested by Secured Party in certificates of deposit issued by Secured Party, any Lender, or any other state or national bank having combined capital and surplus greater than $100,000,000 or in securities issued or guaranteed by the United States of America or any of its agencies. Secured Party is never obligated to make any investment and never has any liability to any Debtor or any Lender for any loss that may result from any investment or non-investment. All interest and other amounts earned from any investment may be dealt with by Secured Party in the same manner as other cash Collateral.

          (f) INDEMNIFICATION. DEBTORS JOINTLY AND SEVERALLY ASSUME ALL LIABILITY FOR ALL COLLATERAL, FOR THE SECURITY INTEREST, AND FOR ANY USE, POSSESSION, MAINTENANCE, AND MANAGEMENT OF, ALL COLLATERAL (INCLUDING, WITHOUT LIMITATION, ANY TAXES ARISING AS A RESULT OF, OR IN CONNECTION WITH, THE TRANSACTIONS CONTEMPLATED IN THIS AGREEMENT) AND JOINTLY AND SEVERALLY AGREE TO ASSUME LIABILITY FOR, AND TO INDEMNIFY AND HOLD SECURED PARTY, EACH LENDER, AND THEIR RESPECTIVE REPRESENTATIVE (THE "INDEMNIFIED PARTIES") HARMLESS FROM AND AGAINST, AND DEFEND EACH INDEMNIFIED PARTY AGAINST, ALL CLAIMS, CAUSES OF ACTION, OR LIABILITY, FOR INJURIES TO OR DEATHS OF PERSONS AND DAMAGE TO PROPERTY HOWSOEVER ARISING FROM OR INCIDENT TO SUCH USE, POSSESSION, MAINTENANCE, AND MANAGEMENT (WHETHER SUCH PERSONS BE AGENTS OR EMPLOYEES OF DEBTOR OR OF THIRD PARTIES, OR SUCH DAMAGE BE TO PROPERTY OF DEBTOR OR OF OTHERS) AND ALL CLAIMS, COSTS, PENALTIES, LIABILITIES, AND EXPENSES, INCLUDING, WITHOUT LIMITATION, COURT COSTS AND ATTORNEYS' FEES, HOWSOEVER ARISING OR INCURRED BECAUSE OF, INCIDENT TO, OR WITH RESPECT TO COLLATERAL OR ANY USE, POSSESSION, MAINTENANCE, OR MANAGEMENT OF IT. (THE "INDEMNIFIED LIABILITIES"). HOWEVER, NO INDEMNIFIED PARTY IS ENTITLED TO INDEMNITY UNDER THIS PARAGRAPH FOR ITS OWN GROSS NEGLIGENCE, WILLFUL MISCONDUCT, OR FRAUD OR FOR ANY INDEMNIFIED LIABILITY ARISING FROM ITS ACTIONS AFTER SECURED PARTY HAS FORECLOSED THE SECURITY INTEREST OR ACCEPTED CONVEYANCE IN LIEU OF FORECLOSURE OR (EXCEPT FOR THE PLEDGED SECURITIES) TAKEN POSSESSION OF ANY COLLATERAL. The provisions of this paragraph survive the payment and performance of the Obligation and the release of the Security Interest. The foregoing indemnity shall be subject to the provisions of SECTION 8.12 of the Credit Agreement.

     10.  MISCELLANEOUS.

          (a) TERM. This agreement terminates when no Lender has any commitment to lend or extend credit under the Credit Agreement and the Obligation are fully paid and performed. No Obligor on any Collateral is obligated to inquire about the termination of this agreement and is fully protected in making payments directly to Secured Party if SECTION 8(E) applies, which payments Secured Party shall pay to Borrower/Debtor on behalf of Debtors after termination of this agreement.

          (b) NO RELEASE. Neither the Security Interest, any Debtor's obligations, nor Secured Party's or any Lenders' Rights under this agreement are released, diminished, impaired, or adversely affected by the occurrence of any one or more of the following events: (i) The taking or accepting of any other security or assurance for any Obligation; (ii) any release, surrender, exchange, subordination, or loss of any security or assurance at any time existing in connection with any Obligation; (iii) the modification of, amendment to, or waiver of



d-0184180.09                            8                              EXHIBIT C
compliance with any terms of any other Loan Document without the consent of Debtors EXCEPT as required in that Loan Document; (iv) any present or future insolvency, bankruptcy, or lack of corporate or trust power of any party at any time liable for the payment of any Obligation; (v) EXCEPT as specifically required by any other Loan Document, any renewal, extension, or rearrangement of the payment of any Obligation (either with or without notice to or consent of any Debtor) or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Secured Party or any Lender to any Debtor; (vi) any neglect, delay, omission, failure, or refusal of Secured Party or any Lender to take or prosecute any action in connection with any agreement, document, guaranty, or instrument evidencing, securing, or assuring the payment of any Obligation; (vii) any failure of Secured Party or any Lender to notify any Debtor of any renewal, extension, or assignment of any Obligation, or the release of any security under any other document or instrument, or of any other action taken or refrained from being taken by Secured Party or any Lender against any Debtor, or any new agreement between Secured Party, any Lender, and any Debtor, it being understood that, except as expressly required by the Credit Agreement, neither Secured Party nor any Lender is required to give any Debtor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligation, including, without limitation, notice of acceptance of this agreement or any Collateral ever delivered to or for the account of Secured Party under this agreement; (viii) the illegality, invalidity, or unenforceability of any Obligation against any third party obligated with respect to it by reason of the fact that the Obligation, or the interest paid or payable with respect to any of it, exceeds the amount permitted by Law, the act of creating any of it is ULTRA VIRES, or the officers, partners, or trustees creating any of it acted in excess of their authority, or for any other reason; or (ix) if any payment by any party obligated with respect to any Obligation is held to constitute a preference under applicable Laws or for any other reason Secured Party or any Lender is required to refund any payment on any Obligation or pay the amount of it to someone else.

          (c) WAIVERS. To the maximum extent lawful, except to the extent expressly otherwise provided in this agreement or in any other Loan Document, Debtors jointly and severally waive (i) any Right to require Secured Party or any Lender to proceed against any other Person, to exhaust Rights in Collateral, or to pursue any other Right that Secured Party or any Lender may have; (ii) with respect to the Obligation, presentment and demand for payment, protest, notice of protest and nonpayment, notice of acceleration, and notice of intent to accelerate; and (iii) all Rights of marshaling in respect of any Collateral.

          (d) FINANCING STATEMENT. Secured Party may at any time file this agreement (or a carbon, photographic, or other reproduction of this agreement) as a financing statement, but the failure of Secured Party to do so does not impair the validity or enforceability of this agreement.

          (e) INFORMATION. Except as otherwise provided by Law, Secured Party's charge for furnishing each statement of account or each list of Collateral is $10.00.

          (f) LOAN DOCUMENT. This agreement is a Loan Document and is subject to the applicable provisions of SECTIONS 1 and 14 of the Credit Agreement, all of which are incorporated in this agreement by reference the same as if set forth in this agreement verbatim.

          (g) COMMUNICATIONS. For purposes of SECTION 14.2 of the Credit Agreement, each Debtor's address and telecopy number are the same as Borrower/Debtor's.

          (h) AMENDMENTS, ETC. No amendment, waiver, or discharge to or under this agreement is valid unless it is in writing and is signed by the party against whom it is sought to be enforced and is otherwise in conformity with the requirements of SECTION 14.8 of the Credit Agreement.

          (i) ENTIRETY. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH ANY DEBTOR IS PARTY REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



d-0184190.09                            9                              EXHIBIT C

          (j) SECURED PARTY AND LENDERS. Secured Party is the agent for each Lender under the Credit Agreement. The Security Interest and all Rights granted to Secured Party under or in connection with this agreement are for each Lender's ratable benefit. Secured Party may, without the joinder of any Lender, exercise any Rights in Secured Party's or Lenders' favor under or in connection with this agreement, including, without limitation, conducting any foreclosure sales and executing full or partial releases of, amendments or modifications to, or consents or waivers under this agreement. Secured Party's and each Lender's Rights and obligations VIS-A-VIS each other may be subject to one or more separate agreements between those parties. However, no Debtor need inquire about any such agreement or is subject to any terms of it. Therefore, neither any Debtor nor its successors or assigns is entitled to any benefits or provisions of any such separate agreement or is entitled to rely upon or raise as a defense any party's failure or refusal to comply with the provisions of it.

          (k) PARTIES. This agreement benefits Secured Party, Lenders, and their respective successors and assigns and binds each Debtor and its successors and assigns. Upon appointment of any successor AGENT under the Credit Agreement, all of the Rights of Secured Party under this agreement automatically vests in that new AGENT as successor Secured Party on behalf of Lenders without any further act, deed, conveyance, or other formality OTHER THAN that appointment. The Rights of Secured Party and Lenders under this agreement may be transferred with any assignment of the Obligation. The Credit Agreement contains provisions governing assignments of the Obligation and of Rights and obligations under this agreement.

                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                             SIGNATURE PAGES FOLLOW.



























d-0184190.09                             10                            Exhibit C

      EXECUTED as of the date first stated above.

                              MAGNETEK, INC., AS BORROWER/DEBTOR
                              MAGNETEK CENTURY ELECTRIC, INC.,
                              MAGNETEK ELECTRIC, INC.,
                              MAGNETEK NATIONAL ELECTRIC COIL, INC.,
                              MAGNETEK OHIO TRANSFORMER, INC.,
                              AS SUBSIDIARY/DEBTORS


                              By   --------------------------------------------
                                   John Colling, Jr., Vice President and
                                   Treasurer of all of the foregoing Companies

     Secured Party executes this agreement in acknowledgement of PARAGRAPH 10(I) above.

                              NATIONSBANK OF TEXAS, N.A., as Agent for Lenders as SECURED PARTY



                              By   ____________________________________________
                                   Andrea P. Collias, Vice President

The undersigned agree that to the extent that any of the stock certificates evidencing any of the capital stock that is included in the Collateral bear any restrictive legend in respect of the transfer of those certificates, then, in each case, the undersigned waive the requirements of those restrictive legends in respect of the pledge of those shares of capital stock to Secured Party.


                              MAGNETEK CENTURY ELECTRIC, INC.,


                              MAGNETEK ELECTRIC, INC.,
                              MAGNETEK NATIONAL ELECTRIC COIL, INC.,
                              MAGNETEK OHIO TRANSFORMER, INC.,
                              MAGNETEK CONTROLS, INC.,
                              MAGNETEK TEMPE, INC.,
                              MAGNETEK CREDIT CORPORATION,
                              MAGNETEK EUROPE, N.V.,
                              MAGNETEK LEASING CORPORATION,
                              MAGNETEK AIRPORT SYSTEMS, INC.
                              AS SUBSIDIARY/DEBTORS


                              By   ____________________________________________
                                   John Colling, Jr., Vice President and
                                   Treasurer of all of the foregoing Companies







d-0184190.09                           11                              EXHIBIT C

                                     ANNEX 1

                                    LOCATIONS

- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                     Location(s) of Inventory
                        Principal Place of    Location of Books    ----------------------------      Owner/Manager of Premises
       Debtor           Business and Chief      and Records                      County               Where Inventory Located
                         Executive Office    Concerning Accounts    State   (Number of Sites)
- ------------------------------------------------------------------------------------------------------------------------------------
 MagneTek, Inc.          26 Century          1881 Pine Street         AL                           Mayor - City of Blytheville, City
                         Boulevard           St. Louis, MO 63103                Madison (2)        Hall Second & Walnut,
                         Nashville, TN                                                             Blytheville, AR 72315
                         37229-0159                                ----------------------------
                                             26 Century Boulevard     AK
                                             Nashville, TN 37229-             Mississippi(1)       Sergy Trusts, 202 North Avenue
                                             0159                                                  East, Cranford, NJ 07016
                                                                           --------------------

                                                                                 Clay (1)          Elca Enterprises, Inc., 210
                                                                                                   Platte Valley Drive, Riverside,
                                                                   ----------------------------    MO 64150
                                                                      CA
                                                                                Alameda (3)
                                                                                                   Steve Schlader, Centerpoint
                                                                           --------------------    Properties, 650 E. Devon, Suite
                                                                                                   153, Itasca, IL 60143
                                                                              Los Angeles (3)

                                                                   ----------------------------    Goodrich Fairfield Assoc., 560
                                                                      CO                           Sylvan Blvd., Englewood Cliffs,
                                                                                Denver (2)         NJ 07632

                                                                   ----------------------------
                                                                      CT                           Clerk, Copiah County, 100
                                                                               Fairfield (1)       Caldwell, Hazelhurst, MS 39083

                                                                   ----------------------------
                                                                      FL                           Five Star Investments, 2617
                                                                                 Dade (1)          Grandview Ave, Nashville, TN
                                                                                                   37211


d-0184190.09                                                         EXHIBIT C

- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                     Location(s) of Inventory
                        Principal Place of    Location of Books    ----------------------------      Owner/Manager of Premises
       Debtor           Business and Chief      and Records                      County               Where Inventory Located
                         Executive Office    Concerning Accounts    State   (Number of Sites)
- ------------------------------------------------------------------------------------------------------------------------------------
 MagneTek, Inc. (cont.)                                               FL        Orange (2)         Elizabeth Oman, Trammell Crow,
                                                                           --------------------    The Ramparts of Brentwood, 155
                                                                                                   Franklin Road, Suite 225,
                                                                               Seminole (1)        Brentwood, TN 07027
                                                                   ----------------------------
                                                                      GA
                                                                             Fulton/DeKalb (2)     WNBC Realty, Inc., United Bank
                                                                           --------------------    Building, 220 Market Ave. South,
                                                                                                   Suite 1190, Canton, OH 64702
                                                                                 Cobb (1)
                                                                   ----------------------------
                                                                      HI                           James Dempster, City of
                                                                               Honolulu (1)        McMinnville, 118 E. Main St.,
                                                                   ----------------------------    P.O. Box 332, McMinnville, TN
                                                                      IL                           37110-0332
                                                                                 Cook (4)
                                                                   ----------------------------
                                                                      IN                           Clerk, Mendenhall
                                                                                Newton (1)
                                                                           ---------------------
                                                                                                   State Farm Insurance Co., One
                                                                              Huntington (3)       State Farm Plaza, Bloomington, IL
                                                                           ---------------------   61701

                                                                                Marion (1)
                                                                   -----------------------------
                                                                      LA                           M.T. Monson, SIBAG
                                                                               Jefferson (1)       Investments, 5335 Wisconsin
                                                                   -----------------------------   Ave, NW, Suite 490, Washington,
                                                                      MD                           DC 20015
                                                                             Anne Arundel (1)
                                                                   -----------------------------
                                                                      MA                           J.W. Mitchell Co., 2 Corporate
                                                                               Middlesex (2)       Park, Suite 108, Irvine, CA 92714


d-0184190.09                     2                                  EXHIBIT C

- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                     Location(s) of Inventory
                        Principal Place of    Location of Books    ----------------------------      Owner/Manager of Premises
       Debtor           Business and Chief      and Records                      County               Where Inventory Located
                         Executive Office    Concerning Accounts    State   (Number of Sites)
- ------------------------------------------------------------------------------------------------------------------------------------
 MagneTek, Inc. (cont.)                                               MI                           Hamburg Assoc, c/o Gerden State
                                                                                 Wayne (2)         Land Group
                                                                           --------------------
                                                                                                   Jadow Realty Co., Carnegie Hall
                                                                               Kalamazoo (1)       Tower, 152 W. 57th St., New
                                                                   ----------------------------    York, NY 10019
                                                                      MS
                                                                                Copiah (1)         T.R. Paul, 800 Martha St.,
                                                                           --------------------    Munhall, PA 14120

                                                                                Simpson (2)
                                                                   ----------------------------    Charlotte Lumber & Mfg., P.O.
                                                                      MO                           Box 36094, Charlotte, NC 28236-
                                                                                Jackson (1)        6094
                                                                   ----------------------------
                                                                      NJ                           Phyllis Palis c/o The RREEF
                                                                               Middlesex (1)       Funds, Dallas Property
                                                                           --------------------    Management Office, 930 One
                                                                                                   Main Place, Dallas, TX 75202
                                                                                Camden (1)
                                                                           --------------------    Steve Schlader, Centerpoint
                                                                                                   Properties, 650 E. Devon, Suite
                                                                                Passaic (3)        153, Itasca, IL 60143
                                                                   ----------------------------
                                                                      NC                           Terry Kriley, SI Johnson Star
                                                                               Guilford (1)        Bank, 425 Walnut Street,
                                                                   -----------------------------   Cincinnati, OH 45201
                                                                      OH
                                                                               Cuyahoga (1)        Ed Diller, Taft Stettinius &
                                                                           ---------------------   Hollister, 1800 Star Bank Center,
                                                                                                   425 Walnut Street, Cincinnati,
                                                                               Franklin (1)        OH 45202


d-0184190.09                           3                              EXHIBIT C

- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                     Location(s) of Inventory
                        Principal Place of    Location of Books    ----------------------------      Owner/Manager of Premises
       Debtor           Business and Chief      and Records                      County               Where Inventory Located
                         Executive Office    Concerning Accounts    State   (Number of Sites)
- ------------------------------------------------------------------------------------------------------------------------------------
 MagneTek, Inc. (cont.)                                               PA                           Jasper Engines, P.O. Box 650,
                                                                               Lansdowne (1)       Jasper, IN 47546
                                                                           --------------------
                                                                                                   Charles Hawkins, 401 Union St.,
                                                                             Philadelphia (1)      Nashville, TN 37219
                                                                   ----------------------------
                                                                      PA                           The Battery Shop, 3015 S. 163rd
                                                                               Allegheny (2)       St., New Berlin, WI 53151
                                                                   ----------------------------
                                                                      TN
                                                                              Rutherford (7)       Luterbach Construction, 2880 S.
                                                                           --------------------    171st Street, New Berlin, WI
                                                                                                   53151
                                                                               Henderson (1)
                                                                           --------------------    Maxin R. Dann Trust, 4813
                                                                                                   Squires Dr., Titusville, FL 32796
                                                                                Warren (1)
                                                                   ----------------------------    R.J. Casey Industrial Park,
                                                                      TX                           Columbus & Preble Ave.,
                                                                                Cameron (2)        Pittsburgh, PA 15233
                                                                           --------------------
                                                                                                   Nancy R. Haines, c/o
                                                                                Dallas (3)         Westinghouse, 11 Stanwix Street
                                                                           ---------------------   Pittsburgh, PA 15222-1384

                                                                                Harris (1)         TAG Investment Co., 4143 N.
                                                                   -----------------------------   12th Street, Suite 1100, Phoenix,
                                                                      UT                           AZ 85014
                                                                               Salt Lake (1)
- ------------------------------------------------------------------------------------------------------------------------------------
 MagnaTek, Inc. (cont.)                                               WA         King (1)
                                                                   -----------------------------
                                                                      WI       Waukesha (2)



d-0184190.09                          4                               EXHIBIT C

- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                     Location(s) of Inventory
                        Principal Place of    Location of Books    ----------------------------      Owner/Manager of Premises
       Debtor           Business and Chief      and Records                      County               Where Inventory Located
                         Executive Office    Concerning Accounts    State   (Number of Sites)
- ------------------------------------------------------------------------------------------------------------------------------------
 MagneTek Century        1881 Pine Street    1881 Pine Street         AR      Washington (1)
 Electric, Inc.          St. Louis, MO       St. Louis, MO 63103   -----------------------------
                         63103                                        CA     San Bernadino (1)
                                                                           ---------------------
                                             26 Century Boulevard             Los Angeles (3)
                                             Nashville, TN 37229-          ---------------------
                                             0159                               Ventura (1)
                                                                           ---------------------
                                                                              Sacramento (1)
                                                                   -----------------------------
                                                                      FL        Orange (1)
                                                                   -----------------------------
                                                                      GA     Fulton/DeKalb (1)
                                                                           ---------------------
                                                                                 Bibb (1)
                                                                   -----------------------------
                                                                      IL         Cook (1)
                                                                   -----------------------------
                                                                      IL        Peoria (1)
                                                                   -----------------------------
                                                                      KY         Boone (1)
                                                                           ---------------------
                                                                                Fayette (1)
                                                                   -----------------------------
                                                                      MI      Shiawassee (1)
                                                                   -----------------------------
                                                                      MN       Hennepin (1)
                                                                   -----------------------------
                                                                      MO        Jackson (1)
                                                                   -----------------------------
                                                                      NJ   Fort Wayne (city) (1)
- ------------------------------------------------------------------------------------------------------------------------------------
 MagneTek Century Electric, Inc.                                      NC
 (cont.)                                                                      Mecklenburg (1)
                                                                           ---------------------
                                                                                  Lee (1)
                                                                   -----------------------------
                                                                      OH    Huron/Sandusky (1)
                                                                           ---------------------

- ------------------------------------------------------------------------------------------------------------------------------------


d-0184190.09                              5                           EXHIBIT C

- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                     Location(s) of Inventory
                        Principal Place of    Location of Books    ----------------------------      Owner/Manager of Premises
       Debtor           Business and Chief      and Records                      County               Where Inventory Located
                         Executive Office    Concerning Accounts    State   (Number of Sites)
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                Licking (1)
                                                                   -----------------------------
                                                                      OR      Multinomah (1)
                                                                   -----------------------------
                                                                      PA        Mercer (1)
                                                                           ---------------------
                                                                               Allegheny (1)
                                                                   -----------------------------
                                                                      TN       Henderson (1)
                                                                           ---------------------
                                                                                Warren (1)
                                                                           ---------------------
                                                                               Davidson (2)
                                                                           ---------------------
                                                                              Lauderdale (1)
                                                                   -----------------------------
                                                                      TX        Tarrant (1)
                                                                   -----------------------------
                                                                      TX        Harris (1)
                                                                           ---------------------
                                                                                 Smith (1)
                                                                   -----------------------------
                                                                      VA       Campbell (1)
                                                                   -----------------------------
                                                                      IN      Tippecanoe (1)
- ------------------------------------------------------------------------------------------------------------------------------------
 MagneTek Electric, Inc. 400 S. Prairie      1881 Pine Street         WI
                         Avenue              St. Louis, MO 63103
                         Waukesha,                                             Waukesha (1)
                         Wisconsin 53186     26 Century Boulevard
                                             Nashville, TN 37229-
                                             0159



d-0184190.09                            6                           EXHIBIT C

- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                     Location(s) of Inventory
                        Principal Place of    Location of Books    ----------------------------      Owner/Manager of Premises
       Debtor           Business and Chief      and Records                      County               Where Inventory Located
                         Executive Office    Concerning Accounts    State   (Number of Sites)
- ------------------------------------------------------------------------------------------------------------------------------------
 MagneTek National       800 King Avenue     1881 Pine Street         AZ
 Electric Coil, Inc.     Columbus, Ohio      St. Louis, MO 63103                Tucson (1)
                         43212
                                             26 Century Boulevard  -----------------------------
                                             Nashville, TN 37229-     CA      Los Angeles (1)
                                             0159                  -----------------------------
                                                                      FL        Orange (1)
                                                                   -----------------------------
                                                                      IL         Will (1)
                                                                   -----------------------------
                                                                      LA        Orleans (1)
                                                                   -----------------------------
                                                                      NJ         Essex (1)
                                                                   -----------------------------
                                                                      OH        Summit (1)
                                                                   -----------------------------
                                                                      PA       Allegheny (2)
                                                                   -----------------------------
                                                                      TN        Blount (1)
                                                                           ---------------------
                                                                               Davidson (1)
                                                                   -----------------------------
                                                                      TX        Cameron (3)
                                                                   -----------------------------
                                                                      TX          Harris
                                                                   -----------------------------
                                                                      WA        Spokane (1)
- ------------------------------------------------------------------------------------------------------------------------------------
 MagneTek Ohio           1776 Constitution   1881 Pine Street         CA      Los Angeles (1)
 Transformer, Inc.       Ave.                St. Louis, MO 63103   -----------------------------
                         P.O. Box 191                                 FL        Manatee (1)
                         Louisville, Ohio    26 Century Boulevard  -----------------------------
                         44641               Nashville, TN 37229-     NJ        Hudson (1)
                                             0159                  -----------------------------
                                                                      OH         Stark (1)
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------



d-0184190.09                             7                            EXHIBIT C

                                     ANNEX 2
THIS DOCUMENT                                           Haynes and Boone, L.L.P.
PREPARED BY AND WHEN                                      3100 NationsBank Plaza
FILED RETURN TO:                                                 901 Main Street
                                                            Dallas, Texas  75202
                                                Attention:  Kathy A. Kazmierczak


                               FINANCING STATEMENT


            THIS FINANCING STATEMENT IS PRESENTED TO A FILING OFFICER
                  FOR FILING UNDER THE UNIFORM COMMERCIAL CODE.

- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------
 DEBTOR'S NAME AND MAILING ADDRESS:     _______________________



                                        FED TAX ID NO. ____________________
- -------------------------------------------------------------------------------
 SECURED PARTY'S NAME AND MAILING       NationsBank of Texas, N.A., as Agent
 ADDRESS:                               for Lenders
                                                        *
                                        901 Main Street
                                        Dallas, Texas  75202

                                        FED TAX ID NO. 75-2238693
- -------------------------------------------------------------------------------
 FOR FILING OFFICER:
- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------
             THIS FINANCING STATEMENT COVERS THE FOLLOWING TYPES OR
               ITEMS OF PROPERTY AND INTERESTS (THE "COLLATERAL"):

     All of the following items and types of property -- wherever located and now or in the future acquired or existing:


          1. All of Debtor's present and future accounts, instruments, receivables, accounts receivable, chattel paper, documents, and book debts arising from its sale or lease of goods or rendition of services, including, without limitation, all present and future (a) amounts due to it from a factor, (b) returned, reclaimed, refused, or repossessed goods, and
     (c) books and records pertaining to, and security and guaranties for, any of the foregoing.

          2. All of its present and future inventory, including, without limitation, all present and future (a) materials, goods and work-in-process, finished goods, and other tangible property held for sale or lease or being processed for sale or lease in its present or future business, whether to be furnished under contracts or used or consumed in that Debtor's business, (b) documents (including documents of title) covering any of the foregoing, and (c) such property the sale or other disposition of which has given rise to accounts and which has not been returned to or repossessed or stopped in transit by that Debtor.

          3. Whether now owned or acquired in the future by Debtor, (a) all present and future shares of capital stock issued by any of the following entities and (b) 65% of all present and future shares of capital stock issued by MagneTek Europe, N.V., and in either case, including, without limitation, all present and future increases, profits, combinations, reclassifications, dividends, and substitutes and replacements for any of the foregoing (subject to any limitations in the Security Agreement to which this Financing Statement relates).

          MagneTek Century Electric, Inc., MagneTek National Electric Coil, Inc., MagneTek Ohio Transformer, Inc., MagneTek Electric, Inc., MagneTek Controls, Inc., MagneTek Tempe, Inc., MagneTek Credit Corporation, MagneTek Leasing Corporation and MagneTek Airport Systems, Inc.,


- ---------------------------------
* Secured Party is serving as AGENT under the Credit Agreement (as renewed, extended, amended, or restated from time to time) dated as of March 31, 1995, between MagneTek, Inc. as BORROWER, Secured Party as AGENT, certain CO-AGENTS,and certain LENDERS from time to time party to it. The security interest evidenced and perfected by this financing statement, as amended or continued from time to time, is granted to Secured Party in that capacity on behalf of those CO-AGENTS and LENDERS (whether as ISSUING LENDERS or otherwise).



d-0184190.09                                                           EXHIBIT C

          4. All cash and noncash proceeds of any other Collateral, including, without limitation, all cash, accounts, general intangibles, documents, instruments, chattel paper, goods, and any other property received upon the sale or disposition of any other Collateral and all insurance proceeds of any kind paid at any time in connection with any other Collateral.




___________________________, as DEBTOR     NATIONSBANK OF TEXAS, N.A., as Agent
                                           for Lenders as SECURED PARTY*

By     _______________________________     By     _____________________________
       John P. Colling, Jr.,                      _____________, Vice President
       Vice President and Treasurer




























d-0184190.09                            2                              EXHIBIT C

                                     ANNEX 3



                           Dated as of March __, 1995



NationsBank of Texas, N.A., Agent
444 South Flower Street, Suite 1500
Los Angeles, CA 990071-2901
Attn: Andrea P. Collias


          Re:  LESSEE:   _______________________________________
               PREMISES: _______________described on the attached EXHIBIT A

          The undersigned is the landlord ("LANDLORD") under a lease (as renewed, extended, amended, or substituted, the "LEASE") covering the Premises. Landlord understands that Lessee is or will be party to, or a guarantor under, a Credit Agreement (as renewed, extended, amended, or restated, the "CREDIT AGREEMENT") with you and certain lenders (collectively, "LENDERS") which requires (a) granting to you on behalf of Lenders security interests in, among other things, all of Lessee's present and future inventory now or in the future located at the Premises (together with all cash and non-cash proceeds, the "COLLATERAL") and (b) subordinating in your favor on behalf of Lenders any liens, security interests, and other rights to which Landlord might be entitled in the Collateral.

          To satisfy those requirements and induce you and Lenders to extend credit under the Credit Agreement, Landlord agrees that, notwithstanding anything to the contrary in the Lease, until all of Lessee's obligations to you and Lenders have been paid and performed in full (a) all liens, security interests, and other rights to which Landlord might be entitled in the Collateral are subordinate and inferior to any present or future security interests granted to you on behalf of Lenders in the Collateral, regardless of the order in which any liens, security interests, and rights in the Collateral were or will be created, attached, pledged, filed, recorded, registered, or perfected, (b) Landlord intends that the Collateral will not become fixtures and will be and remain personal property, notwithstanding the manner of their annexation to the Premises, their adaptability to the uses and purposes for which the Premises are used, and the intentions of the party making the annexation, (c) Landlord will notify you in writing by Certified Mail, Return Receipt Requested, at the above address, if Lessee defaults on its lease obligations and grant to you the right but not the obligation to cure those one or more defaults within a reasonable amount of time after your receipt of such notice, (d) if Lessee defaults on its obligations under or as guarantor under the Credit Agreement, you and your representatives are entitled to enter upon the Premises and to remain in possession of the Premises for a reasonable period and assemble, appraise, display, sever, remove, maintain, prepare for sale or lease, repair, lease, transfer, or sell at one or more public auctions or private sales any Collateral, provided that such entry occurs within a reasonable period of time from the date on which you declare such default and give notice of such default to the Landlord, and (e) you may, without notice to Landlord or Landlord's consent and without affecting the validity of this agreement, increase, extend the times of payment of, or otherwise modify any of Lessee's debts to you or the performance of any of the terms and conditions of the Credit Agreement or related documents. This agreement inures to you, Lenders, and the respective successors and assigns of each and binds Landlord and Landlord's heirs, personal representatives, successors, and assigns. Landlord waives notice of acceptance of this agreement.


                                        Very truly yours,

__________________________________      ____________________________________
(address)
__________________________________
__________________________________      By       ___________________________
(telephone)                             (Name)______________________________
__________________________________      (Title)  ___________________________
(telecopy)







d-0184190.09                                                           EXHIBIT C

                                   EXHIBIT D-1

                                BORROWING REQUEST

AGENT:         NationsBank of Texas, N.A.                DATE: __________, 19__

BORROWER:      MagneTek, Inc.

- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------

        This notice is delivered under SECTION 2.3(a) of the Credit Agreement (as renewed, extended, and amended, the "CREDIT AGREEMENT") dated as of March 31, 1995, between Borrower, Agent, and certain lenders. Terms defined in the Credit Agreement have the same meanings when used -- unless otherwise defined -- in this request.

        Borrower requests a Borrowing under the Credit Agreement as follows:

        Borrowing Date(1)                         ______________________, 199__
        Amount of Borrowing(2)                         $_______________________
        Type of Borrowing(3)                           ________________________
        For LIBOR-Rate Borrowing, the Interest
        Period(4)                                 _______________________months

        Borrower certifies that on the above Borrowing Date -- after giving effect to the requested Borrowing -- (a) all of the representations and warranties in the Loan Documents will be true and correct in all material respects -- UNLESS they speak to a specific date or the facts on which they are based have been changed by transactions contemplated or permitted by the Credit Agreement -- and (b) no Material Adverse Event, Default, or Potential Default will exist.

                                   MAGNETEK, INC., as BORROWER


                                   By      ____________________________________
                                   (Name) _____________________________________
                                   (5)(Title) _________________________________








- ----------------------------------
(1) Business Day of request for Base-Rate Borrowing or at least second Business Day after request for LIBOR-Rate Borrowing.
(2) Not less than $500,000 or a $100,000 greater multiple if a Base-Rate Borrowing, and not less than $5,000,000 or a $1,000,000 greater multiple if a LIBOR-Rate Borrowing.
(3)     LIBOR-Rate Borrowing or Base-Rate Borrowing.
(4)     1, 2, 3, or 6 months.
(5)     Must be a Responsible Officer.



d-0187194.02                                                         EXHIBIT D-1

                                   EXHIBIT D-2

                              NOTICE OF CONVERSION

AGENT:         NationsBank of Texas, N.A.            DATE:  ___________________

BORROWER:      MagneTek, Inc.

- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------

        This notice is delivered under SECTION 3.10 of the Credit Agreement (as renewed, extended, amended, or restated, the "CREDIT AGREEMENT") dated as of March 31, 1995, between Borrower, Agent, and certain lenders. Terms defined in the Credit Agreement have the same meanings when used -- unless otherwise defined -- in this notice.

        Borrower presently has a ____________________(1) Borrowing (the "EXISTING BORROWING") under the ____________________(2) in the amount of $____________________ -- which, if a Libor-Rate Borrowing, has an Interest Period of ____________________(5) ending on ____________________. On
________________________ (the "CONVERSION DATE"), Borrower shall partially pay, continue in full or part as the same Type of Borrowing, or convert in full or part to another Type of Borrowing and -- if applicable -- with the Interest Period(d) designated below [CHECK APPLICABLE BOXES]:

        / /    Amount to be paid, if any, $_____________

        / / Balance to be in the following Types of Borrowings with -- if applicable -- the following Interest Period(s):

           -------------------------------------------------------------
           -------------------------------------------------------------
                 Type(1)         Amount(9)       Interest Period(3)
           -------------------------------------------------------------
           -------------------------------------------------------------
                             $
           -------------------------------------------------------------
                             $
           -------------------------------------------------------------
                             $
           -------------------------------------------------------------
                             $
           -------------------------------------------------------------
           -------------------------------------------------------------

        Borrower certifies that on the Conversion Date -- and after giving effect to the above action(s) -- (a) all of the representations and warranties in the Loan Documentss will be true and correct in all material respects -- UNLESS they speak to a specific date or the facts on which they are based have been changed by transactions contemplated or expressly permitted by the Credit Agreement -- and (b) no Material Adverse Event, Default, or Potential Default will exist.

                              MAGNETEK, INC.

                              By         ______________________________________
                              Name       ______________________________________
                              Title(5)   ______________________________________


- ---------------------------------
1    Base-Rate or LIBOR-Rate
2    Revolving Facility or Term Loan
3    1, 2, 3, or 6 months
4 Must be $500,000 or $100,000 greater multiple for a Base-Rate Borrowing and $5,000,000 or $1,000,000 greater multiple for a LIBOR-Rate Borrowing
5    Must be a Responsible Officer



d-0187199.02                                                         EXHIBIT D-2

                                   EXHIBIT D-3

                                   LC REQUEST

AGENT:         NationsBank of Texas, N.A.      DATE: ____________________, 19__

ISSUING LENDER:

BORROWER:      MagneTek, Inc.

- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------

        This notice is delivered under SECTION 2.4(a) of the Credit Agreement (as renewed, extended, and amended, the "CREDIT AGREEMENT") dated as of March 31, 1995, between Borrower, Agent, Issuing Lender, and certain other lenders. Terms defined in the Credit Agreement have the same meanings when used -- unless otherwise defined -- in this request.

        Borrower requests Issuing Lender to issue a LC under the Credit Agreement as follows:

        Issue Date               ____________________________, 19___
        Beneficiary              ___________________________________
        Expiry Date              ___________________________________(1)
        Face Amount              $__________________________________

        Borrower certifies that on the above Issue Date -- after giving effect to the requested LC -- (a) all of the representations and warranties in the Loan Documents will be true and correct in all material respects -- UNLESS they speak to a specific date or the facts on which they are based have been changed by transactions contemplated or permitted by the Credit Agreement -- and (b) no Material Adverse Event, Default, or Potential Default will exist.

                              MAGNETEK, INC., as BORROWER



                              By         ______________________________________
                              (Name)     ______________________________________
                              (2)(Title) ______________________________________






- -------------------------------

1    Must be at least three Business Days before the Termination Date.

2    Must be a Responsible Officer.



d-0187203.03                                                         EXHIBIT D-3

                                   EXHIBIT D-4

                              BORROWING-BASE REPORT

              FOR MONTH ENDED _________, 199_ (the "SUBJECT MONTH")

AGENT:         NationsBank of Texas, N.A.            DATE:  ___________________

BORROWER:      MagneTek, Inc.

- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------

        This report is delivered under the Credit Agreement (as renewed, extended, amended, or restated, the "CREDIT AGREEMENT") dated as of March 31, 1995, between Borrower, Agent, and certain lenders, all of the defined terms of which have the same meanings when used -- unless otherwise defined -- in this report.

- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------
                       Line                          At End of Subject Month

- -------------------------------------------------------------------------------
 1.   Total Eligible Accounts                      $
- -------------------------------------------------------------------------------
 2.   80% of LINE 1                                               $
- -------------------------------------------------------------------------------
 3.   Total Eligible Inventory                     $
- -------------------------------------------------------------------------------
 4.   50% of LINE 3                                               $
- -------------------------------------------------------------------------------
 5.   Borrowing Base -- LINE 2 PLUS LINE 4                        $
- -------------------------------------------------------------------------------
 6.   Total Commitments for Revolving Facility                    $
- -------------------------------------------------------------------------------
 7.   Principal Debt of Revolving Facility         $
- -------------------------------------------------------------------------------
 8.   LC Exposure                                  $
- -------------------------------------------------------------------------------
 9.   Commitment Usage -- LINE 7 PLUS LINE 8                      $
- -------------------------------------------------------------------------------
 10.  Does a Borrowing Base-Condition exist?                      Yes    No
                                                                 --------------

- -------------------------------------------------------------------------------
 11.  SECTION 2.2(c) CALCULATION -- (a) if                        $
      answer in LINE 10 is "yes," then LINE 5 or
      LINE 6  (whichever amount is smaller),
      MINUS LINE 9 or (b) if answer in LINE 10
      is "no," then LINE 6  MINUS LINE 9
- -------------------------------------------------------------------------------
 12.  Availability -- EITHER                                      $

      (a)  If LINE 11  is negative -- the
           negative is amount to be repaid; or
- -------------------------------------------------------------------------------
      (b)  If LINE 11  is positive, that is the                   $
           amount available.
- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------

        In my capacity as a Responsible Officer of -- and on behalf of -- Borrower, I certify to Agent and Lenders on the date of this report that (a) I am a Responsible Officer of Borrower, (b) no Default or Potential Default exists, (c) a review of the activities of the Companies during the Subject Month has been made under my supervision with a view to determining the amount of the current Borrowing Base, (d) the accounts receivable and inventory of the Companies included in the Borrowing Base above meet all conditions in the Credit Agreement to qualify for that



d-0187197.02                                                         EXHIBIT D-4
inclusion, (e) all of the representations and warranties in the Loan Documents are true and correct in all material respects -- UNLESS they speak to a specific date or the facts on which they are based have changed by transactions contemplated or expressly permitted by the Credit Agreement -- and (f) the information above is true and correct as of the last day of the Subject Month.


                              By       ________________________________________
                              Name     ________________________________________
                              Title(1) ________________________________________














- -----------------------------------

      Must be a Responsible Officer



d-0187197.02                                                         EXHIBIT D-4

                                   EXHIBIT D-5

                             COMPLIANCE CERTIFICATE

        FOR THE FISCAL QUARTER/YEAR ENDED ______________ (the "SUBJECT PERIOD")


AGENT:         NationsBank of Texas, N.A.            DATE:  ___________________

BORROWER:      MagneTek, Inc.

- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------

        This certificate is delivered under the Credit Agreement (as renewed, extended, amended, or restated, the "CREDIT AGREEMENT") dated as of March 31, 1995, between Borrower, Agent, and certain lenders, all defined terms in which have the same meanings when used -- unless otherwise defined -- in this certificate.

        In my capacity as a Responsible Officer of -- and on behalf of -- Borrower, I certify to Agent and Lenders on the date of this certificate that
(a) I am a Responsible Officer of Borrower, (b) Borrower's Financial Statements attached to this certificate were prepared in accordance with GAAP and present fairly the Companies' consolidated financial condition and results of operations as of, and for the fiscal quarter or year, as the case may be, ended on, the last day of the Subject Period, (c) a review of the activities of the Companies during the Subject Period has been made under my supervision with a view to determining whether, during the Subject Period, the Companies performed and complied with all of their obligations under the Loan Documents, and, during the Subject Period, to my knowledge (i) the Companies performed, and complied with all of their obligations under the Loan Documents (EXCEPT for the deviations, if any, described on a schedule to this certificate) in all material respects, and
(ii) no Default (nor any Potential Default) has occurred which has not been cured or waived (EXCEPT the Defaults or Potential Defaults, if any, described on the schedule to this certificate), and (d) to my knowledge, the status of compliance by the Companies with SECTIONS 9.4, 10.1, 10.2, 10.3, 10.4, and 10.5 of the Credit Agreement at the end of the Subject Period is as described on the schedule to this certificate.



                              By        _______________________________________
                              Name      _______________________________________
                              Title(1)  _______________________________________












- -----------------------------------

      Must be a Responsible Officer



d-0194313.02                                                         EXHIBIT D-5

                        SCHEDULE TO COMPLIANCE CERTIFICATE

           (For Fiscal Quarter/Year Ended ___________________________)


     A. Describe deviations from performance or compliance with covenants, if any, pursuant to CLAUSE (c)(i) of the attached certificate. If none, so state.







     B.   Describe Potential Defaults and Defaults, if any, pursuant to CLAUSE
(c)(ii) of the attached certificate.  If none, so state.







     C. Reflect compliance with SECTIONS 9.4, 10.1, 10.2, 10.3, 10.4, and 10.5 at the end of the Subject Period on a consolidated basis pursuant to CLAUSE (d) of the attached certificate.



                                     TABLE 1

- -----------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------
                                      COVENANT                                            AT END OF SUBJECT PERIOD
- -----------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------
SECTION 9.4  CAPITAL EXPENDITURES -- FOR EACH FISCAL YEAR BEGINNING AFTER JUNE 30,
             1994
- -----------------------------------------------------------------------------------------------------------------------
 (a)         Capital expenditures during this fiscal year for or related to               $
             non-Divestiture Assets
- -----------------------------------------------------------------------------------------------------------------------
 (b)         Capital expenditures during this fiscal year for or related to               $
             Divestiture Assets

- -----------------------------------------------------------------------------------------------------------------------
 (c)         MAXIMUM amount permitted in LINE (b) during each fiscal year                 $4,000,000
- -----------------------------------------------------------------------------------------------------------------------
 (d)         Capital expenditures during this fiscal year that constitute Permitted       $
             Acquisitions
- -----------------------------------------------------------------------------------------------------------------------
 (e)         Net capital expenditures -- LINE (a) PLUS LINE (b) MINUS LINE (d)                           $
- -----------------------------------------------------------------------------------------------------------------------
 (f)         MAXIMUM non-carryover this year                                              $54,000,000
- -----------------------------------------------------------------------------------------------------------------------
 (g)         Permitted-Capital Expenditures not utilized in previous years                $
- -----------------------------------------------------------------------------------------------------------------------
 (h)         MAXIMUM amount permitted in LINE (e) IN THIS YEAR -- LINE (f) PLUS                          $
             LINE (g)


d-0194313.02                                                        EXHIBIT D-5

- -----------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------
                                      COVENANT                                            AT END OF SUBJECT PERIOD
- -----------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------
SECTION 10.1 TANGIBLE NET WORTH
- -----------------------------------------------------------------------------------------------------------------------
 (a)         Stockholders' equity                                                         $
- -----------------------------------------------------------------------------------------------------------------------
 (b)         Amounts excluded regarding ESOP                                              $
- -----------------------------------------------------------------------------------------------------------------------
 (c)         Book value of intangible assets                                              $
- -----------------------------------------------------------------------------------------------------------------------
 (d)         Tangible-Net Worth -- LINE (a) MINUS LINES (b) and (c)                                      $
- -----------------------------------------------------------------------------------------------------------------------
 (e)         $100,000,000                                                                 $100,000,000
- -----------------------------------------------------------------------------------------------------------------------
 (f)         50% of Cumulative Net Income (without deduction for losses) after            $
             December 31, 1994
- -----------------------------------------------------------------------------------------------------------------------
 (g)         75% of net equity proceeds after date of Credit Agreement                    $
- -----------------------------------------------------------------------------------------------------------------------
 (h)         MINIMUM TANGIBLE-NET WORTH -- TOTAL of LINES (e), (f), and (g)                              $
- -----------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------
SECTION 10.2 CURRENT RATIO
- -----------------------------------------------------------------------------------------------------------------------
 (a)         Current assets                                                               $
- -----------------------------------------------------------------------------------------------------------------------
 (b)         Current liabilities                                                          $
- -----------------------------------------------------------------------------------------------------------------------
 (c)         RATIO of LINE (a) to LINE (b)                                                               ____ to 1.00
- -----------------------------------------------------------------------------------------------------------------------
 (d)         MINIMUM                                                                                     1.75 to 1.00
- -----------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------
SECTION 10.3 FUNDED DEBT/CAPITALIZATION

- -----------------------------------------------------------------------------------------------------------------------
 (a)         Funded Debt                                                                                 $
- -----------------------------------------------------------------------------------------------------------------------
 (b)         Stockholders' equity                                                         $
- -----------------------------------------------------------------------------------------------------------------------
 (c)         LINE (a) PLUS LINE (b)                                                                      $
- -----------------------------------------------------------------------------------------------------------------------
 (d)         RATIO of LINE (a) to LINE (c)                                                               ____ to 1.00
- -----------------------------------------------------------------------------------------------------------------------
 (e)         MAXIMUM -- if Release RATIO has been achieved                                               0.65 to 1.00
- -----------------------------------------------------------------------------------------------------------------------
 (f)         MAXIMUM -- if Release RATIO has not been achieved -- SEE TABLE 2                            ____ to 1.00
- -----------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------
SECTION 10.4(a) FUNDED DEBT/EBITDA

- -----------------------------------------------------------------------------------------------------------------------
 (a)         Funded Debt                                                                                 $
- -----------------------------------------------------------------------------------------------------------------------
 (b)         Net Income for last 12 months                                                $
- -----------------------------------------------------------------------------------------------------------------------
 (c)         Interest expense (including capitalized interest) for last 12 months         $
- -----------------------------------------------------------------------------------------------------------------------
 (d)         Income Taxes for last 12 months                                              $
- -----------------------------------------------------------------------------------------------------------------------
 (e)         Depreciation for last 12 months                                              $
- -----------------------------------------------------------------------------------------------------------------------
 (f)         Amortization for last 12 months                                              $
- -----------------------------------------------------------------------------------------------------------------------
 (g)         EBIDTA -- TOTAL OF LINES (b), (c), (d), (e), PLUS (f)                                       $




d-0194313.02                          2                           EXHIBIT D-5

- -----------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------
                                      COVENANT                                            AT END OF SUBJECT PERIOD
- -----------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------
 (h)         RATIO of LINE (a) to LINE (g)                                                               ____ to 1.00
- -----------------------------------------------------------------------------------------------------------------------
 (i)         MAXIMUM -- if Release Ratio has been achieved                                               3.25 to 1.00
- -----------------------------------------------------------------------------------------------------------------------
 (j)         MAXIMUM -- if Release Ratio has not been achieved                                           4.25 to 1.00
- -----------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------
SECTION 10.4(B)  SENIOR DEBT/EBITDA
- -----------------------------------------------------------------------------------------------------------------------
 (a)         Senior Debt                                                                                 $
- -----------------------------------------------------------------------------------------------------------------------
 (b)         Net Income for last 12 months                                                $
- -----------------------------------------------------------------------------------------------------------------------
 (c)         Interest expense (including capitalized interest) for last 12 months         $
- -----------------------------------------------------------------------------------------------------------------------
 (d)         Income Taxes for last 12 months                                              $
- -----------------------------------------------------------------------------------------------------------------------
 (e)         Depreciation for last 12 months                                              $
- -----------------------------------------------------------------------------------------------------------------------
 (f)         Amortization for last 12 months                                              $

- -----------------------------------------------------------------------------------------------------------------------
 (g)         EBITDA -- TOTAL of LINES (b), (c), (d), (e), PLUS (f)                                       $
- -----------------------------------------------------------------------------------------------------------------------
 (h)         RATIO of LINE (a) to LINE (g)                                                               _____ to 1.00
- -----------------------------------------------------------------------------------------------------------------------
 (i)         MAXIMUM                                                                                     2.75 to 1.00
- -----------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------
SECTION 10.6   FIXED-CHARGE COVERAGE
- -----------------------------------------------------------------------------------------------------------------------
 (a)         Net Income for last twelve months                                            $
- -----------------------------------------------------------------------------------------------------------------------
 (b)         Interest expense (including capitalized interest) for period in that         $
             applicable period
- -----------------------------------------------------------------------------------------------------------------------
 (c)         Income Taxes for that applicable period                                      $
- -----------------------------------------------------------------------------------------------------------------------
 (d)         Net gains or losses on discontinued operations (exclusive of operating       $
             results)
- -----------------------------------------------------------------------------------------------------------------------
 (e)         EBIT that applicable period -- TOTAL of LINES (a), (b), (c) PLUS (d)                        $
- -----------------------------------------------------------------------------------------------------------------------
 (f)         RATIO of LINE (d) to LINE (b)                                                               ____ to 1.00
- -----------------------------------------------------------------------------------------------------------------------
 (g)         MINIMUM -- SEE TABLE 3                                                                      ____ to 1.00
- -----------------------------------------------------------------------------------------------------------------------
 (h)         Has the Term Loan been paid in full? (Circle answer)                         yes     no
- -----------------------------------------------------------------------------------------------------------------------
 (i)         -- If answer in LINE (g) is "YES" -- ignore LINES (h), (i), and (j)          $
             -- If answer in LINE (g) is "NO" -- enter Scheduled maturities of Debt for the Subject Period and complete LINES (i) and (j)
- -----------------------------------------------------------------------------------------------------------------------
 (j)         TOTAL of LINE (b) PLUS LINE (h)                                              $
- -----------------------------------------------------------------------------------------------------------------------
 (k)         RATIO of LINE (d) to LINE (i)                                                               ____ to 1.00
- -----------------------------------------------------------------------------------------------------------------------
 (l)         MINIMUM                                                                                     1.20 to 1.00
- -----------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------



d-0194313.02                            3                            EXHIBIT D-5

                       TABLE 2 -- FUNDED DEBT/CAPITALIZATION

          ---------------------------------------------------------------
          ---------------------------------------------------------------
               QUARTER(S)  ENDING                            RATIO
          ---------------------------------------------------------------
          ---------------------------------------------------------------
            3/31/95 through 12/31/95                      0.80 to 1.00
          ---------------------------------------------------------------
            3/31/96 through 9/30/96                       0.75 to 1.00
          ---------------------------------------------------------------
            12/31/96 through 9/30/97                      0.70 to 1.00
          ---------------------------------------------------------------
            12/31/97 and each fiscal                      0.65 to 1.00
            quarter after that
          ---------------------------------------------------------------
          ---------------------------------------------------------------



                     TABLE 3 -- FIXED-CHARGE COVERAGE RATIO

          ---------------------------------------------------------------
          ---------------------------------------------------------------
               QUARTER(S) ENDED                              RATIO
          ---------------------------------------------------------------
          ---------------------------------------------------------------
            6/30/95 through 9/30/95                       1.55 to 1.00
          ---------------------------------------------------------------
            12/31/95 through 3/31/96                      1.60 to 1.00
          ---------------------------------------------------------------
            6/30/96 and each quarter ending after that    1.80 to 1.00
          ---------------------------------------------------------------
          ---------------------------------------------------------------


















d-0194313.02                            4                            EXHIBIT D-5

                                   EXHIBIT E-1

                       FORM OF OPINION OF GENERAL COUNSEL
                         [Letterhead of MagneTek, Inc.]


                                                                  March 31, 1995



To the Lenders listed on Schedule 1 hereto
c/o NationsBank of Texas, N.A.,
        as Agent for such Lenders
901 Main Street,
Dallas, Texas 75202

                Re:    MagneTek, Inc. - Credit Agreement dated as of March 31,
                       1995

Ladies and Gentlemen:

                I am General Counsel of MagneTek, Inc., a Delaware corporation (the "COMPANY"), and have acted as counsel to the Company and the Company's subsidiaries listed on Schedule 2 hereto (the "GUARANTORS") in connection with the following:

                    (i) the Credit Agreement dated as of March 31, 1995 (the "CREDIT AGREEMENT") by and among the Company, as borrower, the Lenders listed on the signature pages thereof (the "LENDERS"), NationsBank of Texas, N.A. ("NATIONSBANK"), as agent for the Lenders, (in such capacity and in its capacity as agent or collateral agent under the other Loan Documents (as defined below) NationsBank is referred to herein as the "AGENT") and CIBC Inc., The First National Bank of Chicago, and LTCB Trust Company, as co-agents;

                    (ii) the Revolving Notes and Term Notes made by the Company in favor of the Lenders (collectively, the "NOTES");

                    (iii) the Guaranty dated as of March 31, 1995 (the "GUARANTY") by each of the Guarantors for the benefit of the Agent on behalf of the Lenders; and

                    (iv) the Security Agreement dated as of March 31, 1995 (the "SECURITY AGREEMENT") between the Company, the Guarantors and the Agent on behalf of the Lenders.

        This opinion is being rendered pursuant to Section 6 of the Credit Agreement. The Credit Agreement, the Notes, the Guaranty and the Security Agreement are collectively referred to herein as the "LOAN DOCUMENTS."

                Each capitalized term used and not defined herein shall have the meaning assigned to that term in the Credit Agreement.

                I have assumed with your permission that (i) the signatures (other than signatures of individuals signing on behalf of the Company or any Guarantor) on all documents examined by me are genuine, (ii) all individuals executing such documents have the requisite legal capacity and competency and, in the case of individuals executing documents on behalf of Persons other than the Company and the Guarantors, were duly authorized, (iii)



d-0195699.01                                                         EXHIBIT E-1

March 31, 1995
Page 2


the documents submitted to me as originals are authentic and (iv) the documents submitted to me as certified or reproduction copies conform to the originals. In rendering this opinion, I have made such inquiries and examined, among other things, originals or copies, certified or otherwise identified to my satisfaction, of such records, agreements, certificates, instruments and other documents as I have considered necessary or appropriate for purposes of this opinion. As to certain factual matters, I have relied upon the representations and warranties of the Company and the Guarantors in the Loan Documents, certificates of officers of the Company and its Subsidiaries or certificates obtained from public officials.
                Based on the foregoing and in reliance thereon, and subject to the assumptions, exceptions, qualifications and limitations set forth herein, I am of the opinion that:

                1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified as a foreign corporation under the laws of each other state of the United States of America in which the conduct of its business or the ownership or leasing of its properties makes such qualification or registration necessary, EXCEPT where the failure so to qualify or register and to be in good standing would not constitute a Material Adverse Event.

                2. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Loan Documents to which it is a party, to conduct its business as presently conducted and to own its properties.

                3. Each Guarantor (other than MagneTek Ohio Transformer, Inc., an Ohio corporation ("MOTI")) and MagneTek Electric, Inc., a Wisconsin corporation (together with MOTI, the "EXCLUDED GUARANTORS")), is a validly existing corporation in good standing under the laws of its state of incorporation. To the best of my knowledge, each Guarantor is duly qualified as a foreign corporation under the laws of each state of the United States of America in which the conduct of its business or the ownership or leasing of its properties makes such qualification or registration necessary, EXCEPT where the failure so to qualify or register and to be in good standing would not constitute a Material Adverse Event.

                4. Each Guarantor (other than the Excluded Guarantors) has all requisite corporate power and authority to execute, deliver and perform its obligations under the Guaranty and the Security Agreement, to conduct its business as presently conducted and to own its properties.

                5. The execution and delivery by the Company of the Loan Documents to which it is a party and the performance of its obligations thereunder have been duly authorized by all necessary corporate action of the Company, and such Loan Documents have been duly executed and delivered by the Company.

                6. The execution and delivery by each Guarantor (other than the Excluded Guarantors) of the Guaranty and the Security Agreement and the performance of its Obligations thereunder have been duly authorized by all necessary corporate action of such Guarantor, and the Guaranty has been duly executed and delivered by each Guarantor (including the Excluded Guarantors).

                7. To the best of my knowledge, neither the execution and delivery by the Company of the Loan Documents to which it is a party, nor the making of the payments required by the Loan Documents to which the Company is a party, does or will (A) violate any material order, judgment or decree of any court or other agency of government (a "GOVERNMENTAL AGENCY") in the United States of America binding on the Company, or (B) conflict with, result in a breach of, constitute a default under, or result in or require the creation or imposition of any Lien




d-0195699.01                                                         EXHIBIT E-1

March 31, 1995
Page 3


upon any of the Company's assets (other than Liens permitted by the Credit Agreement) under, any material agreement of the Company.

                8. To the best of my knowledge, neither the execution or delivery by any Guarantor of the Guaranty and the Security Agreement, nor the making of the payments required by the Guaranty or the granting of the security interest in Collateral under the Security Agreement, does or will (A) violate any material order, judgment or decree of any Governmental Agency in the United States of America binding on such Guarantor, or (B) conflict with, result in a breach of, constitute a default under, or result in or require the creation or imposition of any Lien upon any of such Guarantor's assets (other than Liens permitted by the Credit Agreement) under, any material agreement of such Guarantor.

                9. Except for (a) any matter covered (subject to applicable deductibles and retentions) by insurance or indemnification agreements, (b) matters normally incident to the business of the Company and its Restricted Subsidiaries in which there is no reasonable possibility of an adverse determination that would, in the aggregate for all such matters, constitute a Material Adverse Event, and (c) matters referenced in SCHEDULE 7.9 to the Credit Agreement, to the best of my knowledge, there are no actions, suits, proceedings or investigations pending before any Governmental Agency in the United States of America against the Company or any of its Restricted Companies as to which the Company or any of its Restricted Companies has been served.

                10. Based solely upon a review of the minute books of the Guarantors, the Pledged Securities (as defined in the Security Agreement) constitute all of the issued and outstanding shares of capital stock of the Guarantors that are owned by the Company or any of its Restricted Companies, except as set forth on Schedule 7.3 to the Credit Agreement

                11. All issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable.

                12. To the best of my knowledge, the Company is not in material default or violation of the terms of the existing Subordinated Debt.

                The foregoing opinions are subject to the following qualifications and limitations:

                A. I am not admitted to practice in the State of Delaware; however, I am generally familiar with the Delaware General Corporation Law as presently in effect and have made such inquiries as I consider necessary to render the opinions contained in paragraphs 1 through 6 with respect to Delaware corporations. This opinion is limited to the effect of the present state of the laws of the State of Tennessee, the United States of America and, to the limited extent set forth above, the State of Delaware and the facts as they presently exist. I assume no obligation to revise or supplement this opinion in the event of future changes in such laws or the interpretations thereof or such facts. Without limitation, no opinion is expressed under paragraphs 3, 4 or 6 with respect to the Excluded Guarantors, except as expressly set forth therein.

                This opinion is rendered to the Agent and the Lenders, their respective successors and permitted assigns, and the law firm of Haynes and Boone, L.L.P., in its role as special counsel to the Agent (it being understood that the undersigned assumes no duty to such law firm) in connection with the Loan Documents and may not be relied upon by any person other than the foregoing or by any of the foregoing in any other context, provided that the Agent and the Lenders may provide this opinion (i) to bank examiners and other regulatory authorities should



d-0195699.01                                                         EXHIBIT E-1

March 31, 1995
Page 4


they so request or in connection with their normal examinations, (ii) to the independent auditors and attorneys of the Agent and the Lenders, (iii) pursuant to order or legal process of any court or governmental agency, (iv) in connection with any legal action to which the Agent or any Lender is a party arising out of the transactions contemplated by the Loan Documents, or (v) to any proposed assignee of or participant in the Commitment or the Loan Documents. This opinion may not be quoted without my prior written consent.

                              Very truly yours,



                              Samuel A. Miley, Esq.

















d-0195699.01                                                         EXHIBIT E-1

                                    SCHEDULE 1
                                     LENDERS




              NationsBank of Texas, N.A., as a Lender and as Agent
                     CIBC Inc., as a Lender and as Co-Agent
         The First National Bank of Chicago, as a Lender and as Co-Agent
                 LTCB Trust Company, as a Lender and as Co-Agent
               First Union National Bank of Tennessee, as a Lender
               Credit Lyonnais - Cayman Island Branch, as a Lender
                 Fleet Bank of Massachusetts, N.A., as a Lender
                 Societe Generale, Southwest Agency, as a Lender
                    The Bank of California, N.A., as a Lender
                             Union Bank, as a Lender
                      Arab Banking Corporation, as a Lender
               Banque Francaise du Commerce Exterieur, as a Lender
              The Boatmen's National Bank of St. Louis, as a Lender
                  Commerzbank A.G., Atlanta Agency, as a Lender
               Creditanstalt Corporate Finance, Inc., as a Lender
                    First American National Bank, as a Lender









d-0195699.01                                                         EXHIBIT E-1

                                   SCHEDULE 2
                                   GUARANTORS

                      MagneTek National Electric Coil, Inc.
                         MagneTek Century Electric, Inc.
                        MagneTek Ohio Transformer, Inc.
                             MagneTek Electric, Inc.



















d-0195699.01                                                         EXHIBIT E-1

                                   EXHIBIT E-5

                   FORM OF OPINION OF SPECIAL COUNSEL TO AGENT



                                 March 31, 1995



NationsBank of Texas, N.A., Agent
and the Lenders described below
c/o NationsBank of Texas, N.A., Agent
901 Main Street, 67th Floor
Dallas, Texas  75202

        Re: Credit Agreement dated as of March 31, 1995 (the "CREDIT AGREEMENT"), between MagneTek, Inc. ("BORROWER"), NationsBank of Texas, N.A. (as Agent for the Lenders, "AGENT"), CIBC Inc., The First National Bank of Chicago, and LTCB Trust Company (as Co-Agents for the Lenders), and the lenders party to it ("LENDERS")


        We have acted as special counsel to Agent in connection with the negotiation and preparation of the Credit Agreement and the related documents described in ITEMS 2, 3, 4, and 5 on SCHEDULE 6 to the Credit Agreement (the "SUBJECT DOCUMENTS"). Terms defined in the Credit Agreement have the same meanings when used -- unless otherwise defined -- in this opinion. This opinion is delivered to Agent and Lenders as required by SECTION 6 of the Credit Agreement.

        A.     In reaching the conclusions expressed in this opinion:

               (1) We have examined the Subject Documents and the opinions described below.

               (2) We have assumed (a) the applicable and appropriate due organization, existence, good standing, power, and authority of Agent and each Lender, (b) that each Subject Document has been duly authorized, executed, and delivered by -- and is a valid, binding, and enforceable obligation of -- Agent and each Lender, (c) signature authenticity, (d) the authenticity of documents submitted to us as originals, and (e) the conformity to authentic originals of documents submitted to us as copies.

               (3) We have relied without further investigation upon the opinions (the "OPINIONS") dated the date of this opinion and addressed and delivered to Agent and Lenders as required by SECTION 6 of the Credit Agreement by (a) Samuel A. Miley, General Counsel to the Companies, (b) Gibson, Dunn & Crutcher, as special counsel to the Companies, (c) Squire, Sanders & Dempsey as Ohio counsel to MagneTek Ohio Transformers, Inc., (d) Foley & Lardner as Wisconsin counsel to MagneTek Electric, Inc., and (e) Loeff Claeys Verbeke as The Netherlands counsel to MagneTek Europe, N.V.

        B. Based upon the above, subject to the qualifications and exceptions that follow and that are set forth in the Opinions, and limited in all respects to the Laws of Texas and the United States of America, it is our opinion that each of the Subject Documents constitutes a legal and binding obligation of each Company party to it, enforceable against that Company in accordance with that Subject Document's terms.

        C. The enforceability of each Subject Document is subject to (1) Debtor Laws, (2) general principles of equity, whether applied in a proceeding in equity or at law, (3) Rights of the United States under the FEDERAL TAX



d-0186981.03                                                         EXHIBIT E-1

LIEN ACT OF 1966, as amended, (4) standards of commercial reasonableness and good faith, (5) public policy, and (6) other applicable Laws of Texas or the United States of America that may limit or affect the exercise of remedies. Any limitations under CLAUSE (6) preceding should not materially interfere with Agent and Lenders realizing the practical benefits intended to be conferred by the Subject Documents, but they may result in delays in those benefits. We express no opinion about the economic consequences of any of those delays.

        D. We express no opinion with respect to (1) the status of title to any Collateral or the perfection or relative priority of any Lender Liens intended to be created by any Subject Document, (2) the enforceability of provisions in the Subject Documents relating to delay or omission of enforcement of Rights, provisions regarding the exercise of ownership or other corporate rights in respect of any pledged securities before foreclosure in respect of those securities, waivers of defenses, or waivers of benefits of usury, appraisement, valuation, stay, extension, moratorium, redemption, statutes of limitation, or other non-waivable benefits bestowed by operation of Law, (3) the lawfulness or enforceability of exculpation clauses, clauses relating to releases of unmatured claims, clauses purporting to waive unmatured Rights, severability clauses, and clauses similar in substance or nature to those expressed in CLAUSE (2) preceding and this CLAUSE (3), insofar as any of them are in any Subject Document, (4) the effect of any fraudulent transfer or fraudulent conveyance Laws, or (4) the enforceability of the indemnification or contribution provisions in any Subject Document to the extent they purport to relate to liabilities resulting from or based upon negligence or other tortious acts or any violation of federal or state securities or blue sky Laws.

        E. This opinion may not, without our permission, be (1) relied upon by any Person OTHER THAN Agent, Lenders, and Participants, or (2) be circulated to any Person OTHER THAN (a) Agent, Lenders, Participants, and their respective counsel, supervisory authorities, and prospective participants and assignees and
(b) as required by Law.

                              Respectfully submitted,




                              HAYNES AND BOONE, L.L.P.














d-0186981.03                            2                            EXHIBIT E-5

                                    EXHIBIT F

                       ASSIGNMENT AND ASSUMPTION AGREEMENT


        THIS AGREEMENT is entered into as of______________, between____________ ___________("ASSIGNOR") and_______________________("ASSIGNEE").

        MAGNETEK, INC., a Delaware corporation ("BORROWER"), certain lenders ("LENDERS"), and NATIONSBANK OF TEXAS, N.A., a national banking association (in its capacity as Agent for Lenders, "AGENT"), are party to the Credit Agreement (as renewed, extended, amended, or restated, the "CREDIT AGREEMENT") dated as of March 31, 1995, all of the defined terms in which have the same meanings when used -- unless otherwise defined -- in this agreement. This agreement is entered into as required by SECTION 14.10(C) of the Credit Agreement and is not effective until consented to by Borrower and Agent, which consents may not under the Credit Agreement be unreasonably withheld.

        ACCORDINGLY, for adequate and sufficient consideration, Assignor and Assignee agree as follows:

        1. ASSIGNMENT AND ASSUMPTION. By this agreement, and effective as of____________________(which must be at least five Business Days after the execution and delivery of this agreement to both Borrower and Agent for consent, the "EFFECTIVE DATE"), Assignor sells and assigns to Assignee (without recourse to Assignor) and Assignee purchases and assumes from Assignor a ___% interest (the "ASSIGNED INTEREST"), which, if not equal to 100%, must be a percentage, when computed as an aggregate dollar amount, that is at least $10,000,000, in and to all of Assignor's Rights and obligations under the Credit Agreement as of the Effective Date, including, without limitation, the Assigned Interest in (a) Assignor's Commitment as of the Effective Date, (b) Notes held by Assignor as of the Effective Date, (c) all Principal Debt owed to Assignor on the Effective Date, (d) all unpaid reimbursement obligations under drawings or drafts under any LC on the Effective Date, (e) all outstanding participations owned by Assignor under SECTION 2.4(B) of the Credit Agreement on the Effective Date, (f) all interest accruing in respect of the Assigned Interest after the Effective Date, (g) all LC fees paid in advance before the Effective Date under SECTION 4.3(A) of the Credit Agreement in respect of the Assigned Interest and in respect of any period or periods after the Effective Date, and (h) all commitment fees accruing in respect of the Assigned Interest under SECTION 4.4 of the Credit Agreement after the Effective Date.

        2. ASSIGNOR PROVISIONS. Assignor (a) represents and warrants to Assignee that as of the Effective Date (i) the following principal amounts and LC liabilities are owed to it without reduction for any assignments that have not yet become effective:

     -------------------------------------------------------------------
     -------------------------------------------------------------------
                       Item                                   Amount
     -------------------------------------------------------------------
     -------------------------------------------------------------------
        Principal Debt of Term Loan                      $
     -------------------------------------------------------------------
        Principal Debt of Revolving Facility             $
     -------------------------------------------------------------------
        LC reimbursables                                 $
     -------------------------------------------------------------------
        SECTION 2.4(B) participations                    $
     -------------------------------------------------------------------
     -------------------------------------------------------------------


and (ii) Assignor is the legal and beneficial owner of the Assigned Interest, which is free and clear of any adverse claim, and (b) makes no representation or warranty to Assignee and assumes no responsibility to Assignee with



d-0187209.01                                                           EXHIBIT F
respect to (i) any statements, warranties, or representations made in or in connection with any Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency, or value of any Loan Document, or
(iii) the financial condition of any Company or the performance or observance by any Company of any of its obligations under any Loan Document.

        3. ASSIGNEE PROVISIONS. Assignee (a) represents and warrants to Assignor, Borrower, and Agent that Assignee is legally authorized to enter into this agreement, (b) confirms that it has received a copy of the Credit Agreement, copies of the Current Financials, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this agreement, (c) agrees with Assignor, Borrower, and Agent that Assignee shall -- independently and without reliance upon Agent, Assignor, or any other Lender and based on such documents and information as Assignee deems appropriate at the time -- continue to make its own credit decisions in taking or not taking action under the Loan Documents, (d) appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to Agent by the terms of the Loan Documents and all other reasonably-incidental powers, (e) agrees with Assignor, Borrower, and Agent that Assignee shall perform and comply with all provisions of the Loan Documents applicable to Lenders in accordance with their respective terms, and
(f) if Assignee is not organized under the Laws of the United States of America or one of its states, it (i) represents and warrants to Assignor, Agent, and Borrower that no Taxes are required to be withheld by Assignor, Agent, or Borrower with respect to any payments to be made to it in respect of the Obligations, and it has furnished to Agent and Borrower two duly completed copies of either U.S. Internal Revenue Service FORM 4224, FORM 1001, FORM W-8, or any other form acceptable to Agent that entitles Assignee to exemption from U.S. federal withholding Tax on all interest payments under the Loan Documents,
(ii) covenants to provide Agent and Borrower a new FORM 4224, FORM 1001, FORM W-8, or other form acceptable to Agent upon the expiration or obsolescence of any previously delivered form according to Law, duly executed and completed by it, and to comply from time to time with all Laws with regard to the withholding Tax exemption, and (iii) agrees with Agent and Borrower that, if any of the foregoing is not true or the applicable forms are not provided, then Agent and Borrower (without duplication) may deduct and withhold from interest payments under the Loan Documents any United States federal-income Tax at the full rate applicable under the Code.

        4. CREDIT AGREEMENT AND COMMITMENTS. From and after the Effective Date (a) Assignee shall be a party to the Credit Agreement and (to the extent provided in this agreement) have the Rights and obligations of a Lender under the Loan Documents and (b) Assignor shall (to the extent provided in this agreement) relinquish its Rights and be released from its obligations under the Loan Documents. On the Effective Date, after giving effect to this agreement, but without giving effect to any other assignments that have not yet become effective, Assignor's total Commitment (which, if positive, must be at least $10,000,000) and Assignee's total Commitment will be as follows:

         ---------------------------------------------------------------------
         ---------------------------------------------------------------------
             Lender       Term Loan     Revolving Facility        Total
         ---------------------------------------------------------------------
         ---------------------------------------------------------------------
           Assignor    $             $                       $
         ---------------------------------------------------------------------
           Assignee    $             $                       $
         ---------------------------------------------------------------------
         ---------------------------------------------------------------------

        5. NOTES. Assignor and Assignee request Borrower to issue new Notes to Assignor and Assignee in the amounts of their respective Commitments under PARAGRAPH 4 above and otherwise issued in accordance with the Credit Agreement. Upon delivery of those Notes, Assignor shall return to Borrower all Notes previously delivered to Assignor under the Credit Agreement.

        6. PAYMENTS AND ADJUSTMENTS. From and after the Effective Date, Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees, and other amounts) to Assignee.



d-0187209.01                            2                              EXHIBIT F

Assignor and Assignee shall make all appropriate adjustments in payments for periods before the Effective Date by Agent or with respect to the making of this assignment directly between themselves.

        7. CONDITIONS PRECEDENT. PARAGRAPHS 1 through 5 above are not effective until (a) counterparts of this agreement are executed and delivered by Assignor and Assignee to -- and are executed in the spaces below by -- Borrower and Agent and (b) Agent receives from Assignor or Assignee a $2,500 processing fee.

        8. INCORPORATED PROVISIONS. Although this agreement is not a Loan Document, the provisions of SECTIONS 1 and 14 of the Credit Agreement applicable to Loan Documents are incorporated into this instrument by reference the same as if this agreement were a Loan Document and those provisions were set forth in this agreement verbatim.

        9. COMMUNICATIONS. For purposes of SECTION 14.2 of the Credit Agreement, Assignee's address and telecopy number -- until changed under that section -- are beside its signature below.

        10. AMENDMENTS, ETC. No amendment, waiver, or discharge to or under this agreement is valid unless in writing that is signed by the party against whom it is sought to be enforced and is otherwise in conformity with the requirements of the Credit Agreement.

        11. ENTIRETY. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN ASSIGNOR AND ASSIGNEE ABOUT ITS SUBJECT MATTER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF ASSIGNOR AND ASSIGNEE. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN ASSIGNOR AND ASSIGNEE.

        12. PARTIES. This agreement binds and benefits Assignor, Assignee, and their respective successors and assigns that are permitted under the Credit Agreement.

        EXECUTED as of the date first stated above.

[ASSIGNOR]                              [ASSIGNEE]


By      ___________________________     By      _______________________________
(Name)  ___________________________     (Name)  _______________________________
(Title) ___________________________     (Title) _______________________________


                                        (Address) _____________________________
                                        _______________________________________
                                        _______________________________________
                                        (Telecopy No.)_________________________








d-0187209.01                            3                              EXHIBIT F

        As of the Effective Date, Borrower and Agent consent to this agreement and the transactions contemplated in it.

MAGNETEK, INC., as BORROWER                NATIONSBANK OF TEXAS, N.A., as AGENT


By    _________________________________    By    ______________________________
      John Colling, Jr., Vice President          Andrea Collias, Vice President



















d-0187209.01                            4                              EXHIBIT F